UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23715

___________________________________________

OAKTREE DIVERSIFIED INCOME FUND INC.
(Exact name of registrant as specified in charter)

___________________________________________

Brookfield Place
225 Liberty Street, 35th Floor
New York, New York 10281
(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.
Oaktree Diversified Income Fund Inc.
Brookfield Place
225 Liberty Street, 35th Floor
New York, New York 10281
(Name and address of agent for service)

___________________________________________

(855) 777-8001
Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a)

OAKTREE

ANNUAL REPORT
DECEMBER 31, 2025

Oaktree Diversified Income Fund Inc.

IN PROFILE

Oaktree Fund Advisors, LLC (the “Adviser”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to Oaktree Diversified Income Fund Inc. (the “Fund”). The Adviser is an affiliate of Oaktree Capital Management, L.P. (“OCM”), a leading global investment management firm headquartered in Los Angeles, California focused on less efficient markets and alternative investments, and is a subsidiary of Brookfield Oaktree Holdings, LLC (formerly, Oaktree Capital Group, LLC) (collectively with OCM and the Adviser, “Oaktree”). Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments. Oaktree manages assets across a wide range of investment strategies within four asset classes: Credit, Private Equity, Real Assets, and Listed Equities. As of December 31, 2025, Oaktree had $223 billion in assets under management. Brookfield Public Securities Group LLC (“PSG”) serves as the Administrator to the Fund. PSG is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC (“BAM ULC”), an unlimited liability company formed under the laws of British Columbia, Canada. BAM ULC is a wholly owned subsidiary of Brookfield Asset Management Ltd. (“BAM Ltd.”), a publicly traded company (NYSE: BAM; TSX: BAMA). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 73% interest in BAM Ltd.

The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://privatewealth.brookfield.com/fund/oaktree-diversified-income-fund-inc.

This report is for shareholder information. This is not a Prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Annual Report for the Oaktree Diversified Income Fund Inc. (the “Fund”) for the year ended December 31, 2025.

Risk assets generally performed well in the second half of 2025 despite periods of volatility in the fourth quarter. The bid for risk was strong throughout the third quarter, supported by lower rate expectations, tighter credit spreads and an uptick in economic data surprises. Despite an initial beat for the June jobs data released in July, significant negative revisions and weaker headline numbers in July and August shifted investors’ expectations for multiple interest rate cuts over the coming months. Without a significant uptick in inflation, the Federal Open Market Committee (FOMC) implemented a 25 bps rate cut at its September meeting. Volatility returned in the fourth quarter of 2025, but risk assets ultimately ended the period with gains. Drivers of volatility included renewed threats of tariffs on China, a U.S. government shutdown and skepticism around the artificial intelligence (AI) narrative. Against this backdrop, yields on 2- and 10-year U.S. Treasurys fell by 24 bps and 6 bps, respectively, to end the year at 3.48% and 4.17%, respectively. Within fixed income markets, lower rates helped fixed-rate assets outperform: global high yield and investment grade bonds returned 3.76% and 3.07%, respectively, while global senior loans gained 2.89%.

The Fund’s diversified asset mix of both public and private debt investments resulted in a net return of 4.06% during the six-month period ending December 31, 2025, with all strategies contributing positively to performance. Structured credit was the top contributing asset class, led by higher-yielding BB-rated collateralized loan obligations (CLOs), non-agency residential mortgage-backed securities (RMBS), and commercial real estate (CRE) CLOs. Private credit benefited from strength in health care and information technology loans. Senior loans in the U.S. and Europe delivered strong returns, benefiting from coupon income and spread compression. High yield bonds also contributed to total return, benefiting from lower rates, coupon income and some spread compression. Finally, emerging markets debt contributed positively, supported by gains in Latin American corporates.

In December, the Fed indicated expectations for only one rate cut in 2026 alongside an outlook for higher growth, lower inflation and no change in unemployment. Meanwhile, futures markets are pricing in two to three rate cuts, reflecting the continued uncertainty and likely volatility in interest rates. We note that policy paths and leadership changes may influence market expectations; however, the direction, timing, and magnitude of interest rate moves remain uncertain. All this could provide some uncertainty to what happens with interest rates in 2026. In addition, economic conditions appear likely to start 2026 on relatively solid footing, supported by AI-related infrastructure spending and consumer tax benefits from last summer’s budget bill. While we monitor these variables, the Fund seeks to minimize macro forecasting risk; we continue to focus on assets that currently offer higher yields, given our desire for income to be the primary driver of portfolio performance rather than duration positioning.

Sub-investment grade credit currently continues to offer attractive coupons and relatively short duration, which can help insulate portfolios from rate volatility. The combination of credit spreads and interest rates remains above post-Global Financial Crisis medians across most credit markets, offering what we view as attractive compensation for risk. Current yields of 7-8% on fundamentally strong sub-investment-grade credit allow us to avoid stretching for risk, especially compared to lofty equity valuations. Meanwhile, investors can potentially earn a significant yield advantage over higher-quality investment grade assets, making sub-investment grade credit a compelling alternative for portfolios seeking diversification without sacrificing return potential. Defaults are expected to remain low in this supportive backdrop, particularly for high yield bonds and senior loans. We believe that markets currently offer sufficient compensation for this risk and positive security selection can add value through avoiding the losers. Structured credit and private credit are expected to remain key sources of potential alpha in our portfolio given the additional yield and spread we seek to source from those opportunities. Overall, we believe the portfolio is well-positioned with a yield-to-worst of 9.50%, an average price in the mid-90s and a duration of 1.38 years.

In addition to performance information and additional discussion of factors impacting the Fund, this report provides the Fund’s audited ﬁnancial statements and schedule of investments as of December 31, 2025.

2025 Annual Report	1

LETTER TO SHAREHOLDERS (continued)

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookﬁeld.com/en for more information.

Thank you for your support.

Sincerely,

Brian F. Hurley
President Oaktree Diversified Income Fund Inc.

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2025 and subject to change based on subsequent developments.

Must be preceded or accompanied by a Prospectus.

Past performance is no guarantee of future results.

Investing involves risk. Principal loss is possible. Real assets include real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.

Quasar Distributors, LLC is the distributor of Oaktree Diversified Income Fund Inc.

2

OAKTREE DIVERSIFIED INCOME FUND INC.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The Oaktree Diversified Income Fund (the “Fund”) Class D shares returned 7.94% (net of fees) for the year ended December 31, 2025.

The portfolio performed well in 2025, against a backdrop of tightening credit spreads and declining government yields. All strategies contributed positively to performance, with our alpha strategies providing diversification and incremental returns, though future results may differ. Our alpha strategies generated double-digit returns in aggregate, led by corporate structured credit, which returned over 13%, benefitting from superior yields and tightening spreads. Real estate debt also performed very well while enhancing diversification. Private credit delivered strong returns this year, led by loans in the health care and information technology sectors. Exposure to emerging markets corporate debt was additive but had a limited impact on overall performance due to its small allocation. Our core allocations to high yield bonds and senior loans across the U.S. and Europe also gained between 6.7% and 7.8%, helped by positive security selection and strong coupon income. The portfolio’s European bias, particularly in senior loans, proved accretive to performance and remains an area of focus for capital deployment.

The Fund’s five largest sector allocations at the end of 2025 were software (7.3%), healthcare providers & services (5.6%), hotels, restaurants & leisure (4.3%), health care technology (4.2%), and commercial services & supplies (3.6%). At the end of 2025, the Fund’s investments had a yield-to-worst of 9.50%, an average price in the mid-90s and a duration of 1.38 years. The portfolio may benefit from its current attractive income and short duration, although there can be no assurance such benefits will be realized. We remain highly optimistic about this environment for high-yielding sub-investment grade credit, which still offers the potential for equity-like returns with far less risk.

GLOBAL CREDIT MARKET OVERVIEW

Risk assets navigated a complex and volatile landscape in 2025, shaped by evolving trade policy, geopolitical developments, rapid technological advancements, and shifting monetary policy expectations. Despite these headline risks, markets demonstrated notable resilience with credit assets delivering positive returns supported by elevated income generation, declining interest rates, and spread tightening.

Enthusiasm around artificial intelligence continued to buoy equity markets, with the S&P 500 returning approximately 18.0% for the year despite tariffs and skepticism surrounding AI-related valuations contributing to bouts of volatility. While inflation moderated through the year, the pace and timing of Federal Reserve policy easing remained a central driver of market volatility.

The year began with uneven economic data and heightened uncertainty following the introduction of new U.S. tariffs and a weakening in consumer confidence. While growth showed early signs of slowing, the Federal Reserve held policy rates steady at 4.5% throughout the first half of the year. As labor market conditions softened and inflationary pressures eased, the Fed ultimately delivered three rate cuts of 25 bps each beginning in September. Against this backdrop, the yield curve modestly steepened over the year. Volatility increased again in the fourth quarter amid renewed tariff threats, a U.S. government shutdown, and skepticism around the AI narrative. Nonetheless, additional rate cuts, resilient economic growth, and spread tightening supported market performance, with shorter-duration, higher-yielding credit assets outperforming. Economic growth exceeded expectations at times, with U.S. GDP expanding at approximately 4.3% in the third quarter, the highest in two years, supported by consumer spending and AI investment.

OUTLOOK

While economic and credit fundamentals are in good shape, the volatile backdrop observed in 2025 could persist into 2026. A short duration, high income sub-investment grade allocation can help insulate investors relative to riskier asset classes, such as equities, while providing attractive risk-adjusted return potential.

2025 Annual Report	3

OAKTREE DIVERSIFIED INCOME FUND INC.

Yields in credit markets are still compelling, but with idiosyncratic risk persisting, security selection and risk control will likely be critical to capture those seeking to capture attractive all-in yields. We are in a credit-picker’s environment, and the ability to avoid defaults may be a key differentiator amongst managers, particularly in sub-investment grade credit. This is what the Oaktree Diversified Income Fund seeks to achieve, through an emphasis on rigorous credit underwriting and access to a diversified portfolio of higher yielding sub-investment grade assets, inclusive of both public and private credit sectors. Within our core high yield bond and senior loan allocations, we continue to favor Europe over the U.S. for incremental deployment, as we are still able to secure a yield pickup from these opportunities. While our portfolios remain tilted toward the U.S., reflecting the larger size of the opportunity set, our allocation to Europe is elevated relative to historical levels. Within our alpha strategies, we continue to find value in structured credit, particularly given the attractive carry and coupon income these instruments can offer. Corporate structured credit, particularly mezzanine CLO debt tranches, is among the areas within credit markets where spreads have not yet retraced to historic tights. Meanwhile, private credit continues to provide an attractive source of steady income. We also continue to hold onto some dry powder for future opportunistic deployment. Overall, while outcomes are uncertain, we believe the portfolio is positioned to benefit from its attractive income and short duration.

AVERAGE ANNUAL TOTAL RETURNS

As of Decemeber 31, 2025	1 Year	3 Year	Since Inception*
Class D Shares	7.94%	10.59%	5.53%
S&P/LSTA Leveraged Loan Index	7.24%	9.69%	6.79%

* Class D Shares commenced operations on November 1, 2021.

CUMULATIVE RETURNS

The graph below illustrates a hypothetical investment of $10,000 in the Fund from the commencement of investment operations on November 1, 2021 to December 31, 2025 compared to the S&P/LSTA Leverage Loan Index.

The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

4

OAKTREE DIVERSIFIED INCOME FUND INC.

Disclosure

All returns shown in USD.

S&P/LSTA (Loans Syndications and Trading Association) Leveraged Loan Index tracks the largest leveraged-loan-to-market facilities, considering market weightings, spreads and interest payments.

An index does not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of Fund holdings.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance includes the reinvestment of income, dividends and capital gain distributions. To obtain performance information current to the most recent month-end, please call 1-855-862-5873. Performance reflects management fees and other fund expenses.

An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing.

The Fund is subject to investment risks, including the possible loss of principal invested. Investing involves risk, and principal loss is possible. The Adviser employs an active approach to allocation across multiple credit sectors, but there is no guarantee that such allocation techniques will produce the desired results. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments and investment opportunities, and, accordingly, may have a material adverse effect on the Fund’s rate of return. The Fund may invest in foreign securities, including, but not limited to, risk related to exchange rate changes, political and economic upheaval, and relatively low market liquidity, all of which are magnified in emerging markets. The Fund intends to invest in illiquid investments which can face significant difficulties and delays associated with such transactions, and the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Investments in derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

High-yield debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Bank loans (including senior loans) are usually rated below investment grade, and the market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, restrictions on resale, and extended trade settlement periods. The Fund’s investments in senior loans may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not invest in such securities. The Fund may invest in distressed securities of corporate issuers that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest or in significant risk of being in such default which is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. The Fund may invest in loans that may be “covenant-lite,” generally loans that do not have financial maintenance covenants, which can cause the Fund to have fewer rights against a borrower and may have a greater risk of loss on such investments.

2025 Annual Report	5

OAKTREE DIVERSIFIED INCOME FUND INC.

The Fund may invest in a variety of mortgage related and other asset-backed securities, which are subject to greater price volatility in relation to interest rate movements. Residential mortgage backed securities (RMBS) may be subject to prepayment risk, meaning that securities may be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. Commercial mortgage backed securities (CMBS) may be subject to extension risk, meaning that the value of CMBS may be adversely affected in rising interest rate environments when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. Investments in collateralized loan obligations (CLOs) carry additional risks including, but not limited to: 1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; 2) the quality of the collateral may decline in value or default; 3) the possibility that the Fund may invest in CLOs that are subordinate to other classes; and 4) the complex structure of the security may produce disputes with the issuer or unexpected investment results.

Short-term performance in particular is not a good indication of the Fund’s future performance and an investment should not be made based solely on returns.

6

OAKTREE DIVERSIFIED INCOME FUND INC. Portfolio Characteristics (Unaudited) December 31, 2025
ASSETS BY SECTOR[1]
Corporate Credit
— Senior Loans (Syndicated)	26.9%
— High Yield	18.3%
Total Corporate Credit	45.2%
Private Credit
— Senior Loans	22.3%
— Senior Loans (Syndicated)	2.0%
— Preferred Stock	0.8%
— Private Placement Equity	0.5%
— Warrants	0.0%
— Common Stock	0.0%
Total Private Credit	25.6%
Structured Credit
— Collateralized Loan Obligations	10.9%
— Asset-Backed Securities	5.7%
— Commercial Mortgage-Backed Securities	3.5%
— Residential Mortgage-Backed Securities	2.5%
— High Yield	0.6%
Total Structured Credit	23.2%
Emerging Market
— High Yield	2.6%
Short-Term Investments
— Money Market Funds	2.7%
— U.S Treasury Bills	0.7%
Total Short-Term Investments	3.4%
Total	100.0%

____________

1 Percentages are based on total market value of investments.

2025 Annual Report	7

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments December 31, 2025
	Par		Value
CORPORATE CREDIT – 58.8%
Senior Loans (Syndicated) – 35.0% (a)
Aerospace & Defense – 0.4%
Bleriot US Bidco Inc, Senior Secured First Lien Tranche B Term Loan, 6.17% (3 mo. SOFR US + 2.50%), 10/31/2030, (0.00% Floor)		738,773	$743,236
TransDigm, Inc., Senior Secured First Lien Tranche J Term Loan, 6.22% (1 mo. SOFR US + 2.50%), 02/28/2031, (0.00% Floor)		507,815	510,295
			1,253,531
Air Freight & Logistics – 0.2%
Radar Bidco Sarl, Senior Secured First Lien Tranche B3 Term Loan, 5.52% (3 mo. EURIBOR + 3.50%), 04/25/2031, (0.00% Floor)	EUR	410,000	488,630
Automobiles – 0.2%
MajorDrive Holdings IV LLC, Senior Secured First Lien Tranche B Term Loan, 8.05% (3 mo. SOFR US + 4.00%), 06/01/2028, (0.50% Floor)		683,646	622,497
Beverages – 0.3%
Pegasus Bidco BV, Senior Secured First Lien Tranche B Term Loan
5.06% (3 mo. EURIBOR + 3.00%), 07/12/2029, (0.00% Floor)	EUR	434,985	517,809
6.60% (3 mo. SOFR US + 2.75%), 07/12/2029, (0.00% Floor)		556,842	559,626
			1,077,435
Building Products – 0.3%
Aquiles Spain Bidco SA, Senior Secured First Lien Tranche B Term Loan, 6.77% (6 mo. EURIBOR + 4.65%), 03/29/2029, (0.00% Floor)	EUR	300,000	341,052
BME Group Holding BV, Senior Secured First Lien Tranche B2 Term Loan, 6.82% (3 mo. EURIBOR + 4.75%), 12/27/2029, (0.00% Floor)	EUR	500,000	492,793
			833,845
Capital Markets – 0.3%
DRW Holdings LLC, Senior Secured First Lien Tranche B Term Loan, 7.22% (3 mo. SOFR US + 3.50%), 06/26/2031, (0.00% Floor)		990,000	978,556
Chemicals – 2.0%
Akzo Nobel Specialty Chemicals, Senior Secured First Lien Tranche B Term Loan, 5.52% (3 mo. EURIBOR + 3.50%), 04/03/2028, (0.00% Floor)	EUR	300,000	355,424
INEOS Finance PLC, Senior Secured First Lien Tranche B Term Loan, 5.40% (1 mo. EURIBOR + 3.50%), 06/23/2031, (0.00% Floor)	EUR	247,403	241,255
INEOS Quattro Holdings UK Ltd., Senior Secured First Lien Tranche B Term Loan
6.21% (1 mo. EURIBOR + 4.25%), 01/29/2026, (0.00% Floor)	EUR	200,000	165,703
6.40% (1 mo. EURIBOR + 4.50%), 03/29/2029, (0.00% Floor)	EUR	250,000	209,259
INEOS US Finance LLC, Senior Secured First Lien Tranche B Term Loan, 6.97% (1 mo. SOFR US + 3.25%), 02/19/2030, (0.00% Floor)		987,500	803,889

____________

See Notes to Consolidated Financial Statements.

8

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
Kersia, First Lien Term Loan, 5.75%, 12/23/2027	EUR	500,000	$594,944
Nobian Finance BV, Senior Secured First Lien Tranche B Term Loan
5.78% (3 mo. EURIBOR + 3.75%), 07/09/2029, (0.00% Floor)	EUR	185,000	211,161
5.53% (3 mo. EURIBOR + 3.50%), 07/01/2030, (0.00% Floor)	EUR	425,000	479,606
Rohm Holding GmbH, Senior Secured First Lien Term Loan, 7.08% (6 mo. EURIBOR + 5.00%) (or 0.25% PIK), 01/29/2029, (0.00% Floor)	EUR	485,580	543,119
SCIH Salt Holdings, Inc., Senior Secured First Lien Tranche B1 Term Loan, 6.52% (3 mo. SOFR US + 2.75%), 01/31/2029, (0.00% Floor)		833,700	836,351
SCIL IV, Senior Secured First Lien Term Loan, 6.13% (6 mo. EURIBOR + 4.00%), 11/08/2032, (0.00% Floor)	EUR	500,000	591,025
Touchdown Acquirer, Inc., Senior Secured First Lien Tranche B Term Loan, 6.57% (3 mo. SOFR US + 2.75%), 02/21/2031, (0.00% Floor)		818,006	821,757
Windsor Holdings III LLC, Senior Secured First Lien Tranche B Term Loan, 6.47% (1 mo. SOFR US + 2.75%), 08/01/2030, (0.00% Floor)		293,302	294,357
			6,147,850
Commercial Services & Supplies – 2.0%
Access CIG LLC, Senior Secured First Lien Term Loan, 7.72% (1 mo. SOFR US + 4.00%), 08/19/2030, (0.50% Floor)		928,708	898,525
Admiral Bidco GmbH, First Lien Tranche B Term Loan, 6.15% (3 mo. EURIBOR + 4.25%), 09/30/2032	EUR	198,875	236,834
Admiral Bidco GmbH, First Lien Tranche DD Delay Draw Term Loan, 6.60% (3 mo. EURIBOR + 4.25%), 09/30/2032	EUR	16,125	19,203
Allied Universal Holdco LLC, Senior Secured First Lien Tranche B Term Loan, 7.07% (1 mo. SOFR US + 3.25%), 08/20/2032, (0.00% Floor)		1,097,250	1,104,278
Atlas Luxco, Senior Secured First Lien Tranche B Term Loan, 5.65% (1 mo. EURIBOR + 3.75%), 08/20/2032, (0.00% Floor)	EUR	550,000	652,823
DIOT-SIACI BidCo SAS, First Lien Tranche DD Delay Draw Term Loan, 5.39% (3 mo. EURIBOR + 3.50%), 07/26/2032 (b)	EUR	100,962	0
Garda World Security Corp., Senior Secured First Lien Tranche B Term Loan, 6.75% (1 mo. SOFR US + 3.00%), 02/01/2029, (0.00% Floor)		982,525	987,929
Gategroup Finance International Sarl, First Lien Tranche B Term Loan, 6.32% (3 mo. EURIBOR + 4.25%), 06/10/2032	EUR	275,000	326,209
Luna 2 5SARL, Senior Secured First Lien Tranche B Term Loan, 5.41% (1 mo. EURIBOR + 3.50%), 06/28/2032, (0.00% Floor)	EUR	500,000	594,169

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	9

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
Talbot Participation SAS, Senior Secured First Lien Tranche B Term Loan, 5.40% (EurIBOR (1 week) + 3.50%), 07/27/2032, (0.00% Floor)	EUR	335,000	$397,197
Trugreen LP, Senior Secured First Lien Tranche B Term Loan, 7.92% (1 mo. SOFR US + 4.00%), 11/02/2027, (0.75% Floor)		596,727	586,135
TTD Holding IV GmbH, Senior Secured First Lien Tranche B5 Term Loan, 5.48% (3 mo. EURIBOR + 3.50%), 10/04/2029, (0.00% Floor)	EUR	500,000	588,398
			6,391,700
Communications Equipment – 0.2%
Viasat, Inc., Senior Secured First Lien Tranche B Term Loan, 8.45% (1 mo. SOFR US + 4.50%), 03/05/2029, (0.50% Floor)		762,841	761,800
Construction & Engineering – 0.6%
ADB Companies LLC, First Lien Term Loan, 11.76% (1 mo. Term SOFR + 6.50%) (or 1.00% PIK), 07/30/2026 (c)		923,653	877,471
Artera Services LLC, Senior Secured First Lien Term Loan, 8.50% (3 mo. SOFR US + 4.50%), 02/10/2031, (0.00% Floor)		312,647	254,548
Tiger Acquisition LLC, Senior Secured First Lien Tranche B Term Loan, 6.23% (1 mo. SOFR US + 2.50%), 08/23/2032, (0.00% Floor)		893,935	897,846
			2,029,865
Consumer Staples Distribution & Retail – 0.2%
Boots Group Bidco Ltd., Senior Secured First Lien Tranche B Term Loan, 5.58% (3 mo. EURIBOR + 3.50%), 08/30/2032, (0.00% Floor)	EUR	390,000	464,581
Containers & Packaging – 0.4%
Clydesdale Acquisition Holdings, Inc., Senior Secured First Lien Tranche B Term Loan, 6.97% (1 mo. SOFR US + 3.25%), 03/29/2032, (0.50% Floor)		494,864	495,040
Proampac PG Borrower LLC, Senior Secured First Lien Tranche B Term Loan
7.88% (3 mo. SOFR US + 4.00%), 09/15/2028, (0.75% Floor)		392,857	394,163
7.90% (3 mo. SOFR US + 4.00%), 09/15/2028, (0.75% Floor)		502,554	504,225
			1,393,428
Distributors – 0.4%
BradyPlus Holdings LLC, First Lien Tranche B Term Loan, 7.25% (1 mo. Term SOFR + 3.50%), 12/29/2032		300,000	297,312
Dealer Tire Financial LLC, Senior Secured First Lien Tranche B5 Term Loan, 6.72% (1 mo. SOFR US + 3.00%), 07/02/2031, (0.50% Floor)		890,083	892,308
			1,189,620
Diversified Consumer Services – 2.2%
Adtalem Global Education, Inc., Senior Secured First Lien Tranche B Term Loan, 6.47% (1 mo. SOFR US + 2.75%), 08/14/2028, (0.75% Floor)		305,920	307,579

____________

See Notes to Consolidated Financial Statements.

10

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
AI Aqua Merger Sub, Inc., Senior Secured First Lien Tranche B Term Loan
6.85% (3 mo. SOFR US + 3.00%), 07/31/2028, (0.50% Floor)		630,490	$632,589
6.87% (1 mo. SOFR US + 3.00%), 07/31/2028, (0.50% Floor)		417,686	419,077
Armorica Lux Sarl, Senior Secured First Lien Tranche B Term Loan, 6.99% (3 mo. EURIBOR + 4.93%), 07/28/2028, (0.00% Floor)	EUR	500,000	563,802
Babilou, Senior Secured First Lien Tranche B Term Loan, 6.05% (6 mo. EURIBOR + 4.00%), 11/18/2030, (0.00% Floor)	EUR	455,000	496,467
Cervantes Bidco SL, Senior Secured First Lien Tranche B Term Loan, 5.36% (6 mo. EURIBOR + 3.25%), 07/07/2031, (0.00% Floor)	EUR	300,000	356,332
Fugue Finance LLC, Senior Secured First Lien Tranche B Term Loan, 6.57% (3 mo. SOFR US + 2.75%), 01/09/2032, (0.50% Floor)		843,636	847,643
Galileo Global Education Operations SAS, Senior Secured First Lien Tranche B4 Term Loan, 4.80% (3 mo. EURIBOR + 2.75%), 07/10/2031, (0.00% Floor)	EUR	395,000	464,034
Houghton Mifflin Harcourt Co., Senior Secured First Lien Tranche B Term Loan, 9.17% (1 mo. SOFR US + 5.25%), 04/09/2029, (0.50% Floor)		431,489	381,920
KUEHG Corp., Senior Secured First Lien Tranche B Term Loan, 6.42% (3 mo. SOFR US + 2.75%), 06/12/2030, (0.50% Floor)		1,086,384	1,057,486
Renaissance Holdings Corp., Senior Secured First Lien Tranche B Term Loan, 7.72% (1 mo. SOFR US + 4.00%), 04/08/2030, (0.50% Floor)		881,270	772,164
University Support Services LLC, Senior Secured First Lien Tranche B Term Loan, 6.47% (1 mo. SOFR US + 2.75%), 02/12/2029, (0.50% Floor)		675,779	654,869
			6,953,962
Diversified Telecommunication Services – 0.5%
Cincinnati Bell, Inc., Senior Secured First Lien Tranche B5 Term Loan, 5.97% (1 mo. SOFR US + 2.25%), 11/24/2028, (0.50% Floor)		712,749	714,591
Iridium Satellite LLC, Senior Secured First Lien Term Loan, 5.97% (1 mo. SOFR US + 2.25%), 09/20/2030, (0.75% Floor)		750,000	732,608
Windstream Services LLC, Senior Secured First Lien Tranche B Term Loan, 7.72% (1 mo. SOFR US + 4.00%), 10/06/2032, (0.00% Floor)		110,849	111,403
			1,558,602
Electric Utilities – 0.1%
Cornerstone Generation LLC, Senior Secured First Lien Tranche B Term Loan, 7.09% (3 mo. SOFR US + 3.25%), 08/11/2032, (0.00% Floor)		399,000	403,311
Electronic Equipment, Instruments & Components – 0.5%
LTI Holdings, Inc., Senior Secured First Lien Tranche B Term Loan, 7.47% (1 mo. SOFR US + 3.75%), 07/30/2029, (0.00% Floor)		1,135,625	1,144,040

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	11

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
Project Aurora US Finco, Inc., Senior Secured First Lien Tranche B Term Loan, 5.30% (3 mo. EURIBOR + 3.25%), 12/06/2032, (0.00% Floor)	EUR	310,000	$368,137
			1,512,177
Entertainment – 0.6%
City Football Group Ltd., Senior Secured First Lien Tranche B1 Term Loan, 7.05% (3 mo. SOFR US + 3.00%), 07/22/2030, (0.00% Floor)		1,025,405	1,026,687
Learfield Communications LLC, Senior Secured First Lien Tranche B Term Loan, 8.47% (1 mo. SOFR US + 4.75%), 06/30/2028, (0.00% Floor)		201,474	202,212
StubHub Holdco Sub LLC, Senior Secured First Lien Tranche B Term Loan, 8.47% (1 mo. SOFR US + 4.75%), 03/15/2030, (0.00% Floor)		790,746	785,310
			2,014,209
Financial Services – 0.3%
Apex Group Treasury, Senior Secured First Lien Tranche B Term Loan, 5.65% (1 mo. EURIBOR + 3.75%), 02/27/2032, (0.00% Floor)	EUR	105,000	118,901
Dynamo Newco II GmbH, Senior Secured First Lien Tranche B Term Loan, 5.13% (1 mo. EURIBOR + 3.25%), 10/31/2031, (0.00% Floor)	EUR	120,000	142,081
Galaxy Bidco Ltd., Senior Secured First Lien Term Loan, 5.87% (6 mo. EURIBOR + 3.75%), 12/17/2029, (0.00% Floor)	EUR	500,000	595,996
			856,978
Food Products – 1.0%
Fiesta Purchaser, Inc., Senior Secured First Lien Tranche B Term Loan
6.47% (1 mo. SOFR US + 2.75%), 02/12/2031, (0.00% Floor)		281,762	282,003
6.67% (1 mo. SOFR US + 2.75%), 02/12/2031, (0.00% Floor)		333,906	334,191
Flora Food Management US Corp., Senior Secured First Lien Tranche B12 Term Loan, 7.73% (SOFR + 3.75%), 12/31/2027, (0.00% Floor)		693,989	673,028
Froneri US, Inc., Senior Secured First Lien Tranche B6 Term Loan, 6.12% (3 mo. SOFR US + 2.25%), 09/30/2032, (0.00% Floor)		500,000	500,698
POP Bidco SAS, Senior Secured First Lien Tranche B Term Loan, 6.33% (6 mo. EURIBOR + 4.25%), 11/26/2031, (0.00% Floor)	EUR	510,000	606,951
Upfield (Flora Food), Senior Secured First Lien Tranche B11 Term Loan, 9.05% (SONIA + 5.25%), 01/03/2028, (0.00% Floor)	GBP	500,000	667,182
			3,064,053
Ground Transportation – 0.1%
Kenan Advantage Group, Inc., Senior Secured First Lien Tranche B4 Term Loan, 6.97% (1 mo. SOFR US + 3.25%), 01/25/2029, (0.00% Floor)		398,987	396,194

____________

See Notes to Consolidated Financial Statements.

12

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
Health Care Equipment & Supplies – 0.2%
Bausch & Lomb, Term Loan, 7.78%, 01/15/2031		100,000	$101,175
Sebia, Tranche B Term Loan, 5.32%, 11/19/2032	EUR	500,000	592,888
			694,063
Health Care Providers & Services – 3.5%
Almaviva Sante, Senior Secured Tranche B Term Loan, 6.27% (3 mo. EURIBOR + 4.25%), 04/10/2031, (0.00% Floor)	EUR	500,000	586,865
Baart Programs, Inc., Senior Secured First Lien Tranche DD Delay Draw Term Loan, 9.20% (3 mo. SOFR US + 5.00%), 06/11/2027, (1.00% Floor) (c)		701,679	613,759
Baart Programs, Inc., Senior Secured First Lien Tranche B Term Loan, 9.20% (3 mo. SOFR US + 5.00%), 06/11/2027, (1.00% Floor) (c)		225,208	196,990
Baart Programs, Inc., Senior Secured Second Lien Tranche DD Delay Draw Term Loan
12.70% (3 mo. SOFR US + 8.50%), 06/11/2028, (1.00% Floor) (c)		475,131	90,275
12.96% (3 mo. SOFR US + 8.50%), 06/11/2028, (1.00% Floor) (c)		109,025	20,715
First Lien Revolver, 9.19%, 06/11/2026 (b)(c)		19,837	17,166
CHG Healthcare Services, Inc., Senior Secured First Lien Tranche B1 Term Loan, 6.59% (3 mo. SOFR US + 2.75%), 09/29/2028, (0.50% Floor)		977,543	983,154
Covetrus, Inc., Senior Secured First Lien Term Loan, 8.67% (3 mo. SOFR US + 5.00%), 10/15/2029, (0.50% Floor)		888,995	801,327
Electron Bidco, Inc., Senior Secured First Lien Term Loan, 6.22% (1 mo. SOFR US + 2.50%), 11/01/2028, (0.50% Floor)		786,957	791,966
Elsan SAS, First Lien Tranche B Term Loan, 5.50% (3 mo. EURIBOR + 3.50%), 09/17/2031	EUR	500,000	574,704
Euromedic, Senior Secured First Lien Tranche B Term Loan, 5.82% (3 mo. EURIBOR + 3.75%), 07/20/2029, (0.00% Floor)	EUR	235,000	279,796
Global Medical Response, Inc., Senior Secured First Lien Tranche B Term Loan, 7.38% (3 mo. SOFR US + 3.50%), 09/20/2032, (0.00% Floor)		639,649	644,398
HomeVi SASU, Senior Secured First Lien Tranche B Term Loan, 6.82% (3 mo. EURIBOR + 4.75%), 10/31/2029, (0.00% Floor)	EUR	500,000	587,112
Independent Vetcare, Senior Secured First Lien Tranche B13 Term Loan, 8.96% (SONIA + 5.00%), 12/12/2028, (0.00% Floor)	GBP	215,000	291,512
IVI America LLC, Senior Secured First Lien Tranche B9 Term Loan, 6.92% (3 mo. SOFR US + 3.25%), 04/09/2031, (0.00% Floor)		543,139	548,402

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	13

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
Schoen Klinik SE, Senior Secured First Lien Tranche B2 Term Loan, 5.02% (3 mo. EURIBOR + 3.00%), 01/10/2031, (0.00% Floor)	EUR	285,000	$339,257
Southern Veterinary Partners LLC, Senior Secured First Lien Tranche B Term Loan, 6.37% (3 mo. SOFR US + 2.50%), 12/04/2031, (0.00% Floor)		1,094,507	1,094,414
Takecare Bidco SAS, Senior Secured First Lien Tranche B1 Term Loan, 5.52% (3 mo. EURIBOR + 3.50%), 12/17/2031, (0.00% Floor)	EUR	500,000	594,430
US Renal Care, Inc., Senior Secured First Lien Term Loan, 8.95% (1 mo. SOFR US + 5.00%), 06/28/2028, (0.00% Floor)		646,684	610,712
VetStrategy Canada Holdings, Inc., First Lien Tranche B Term Loan, 7.75% (3 mo. Term SOFR + 3.75%), 12/06/2028		786,131	791,732
Vivalto Sante Investissement SA, Senior Secured First Lien Tranche B Term Loan, 5.52% (3 mo. EURIBOR + 3.50%), 07/16/2031, (0.00% Floor)	EUR	475,000	561,203
			11,019,889
Health Care Technology – 1.0%
athenaHealth Group, Inc., Senior Secured First Lien Term Loan, 6.47% (1 mo. SOFR US + 2.75%), 02/15/2029, (0.50% Floor)		1,172,578	1,176,242
Cotiviti, Inc., Senior Secured First Lien Tranche B Term Loan, 6.62% (1 mo. SOFR US + 2.75%), 05/01/2031, (0.00% Floor)		396,985	382,430
PointClickCare Technologies, Inc., Senior Secured First Lien Tranche B Term Loan, 6.42% (3 mo. SOFR US + 2.75%), 11/03/2031, (0.00% Floor)		794,010	796,658
Zelis Payments Buyer, Inc., Senior Secured First Lien Tranche B Term Loan, 6.97% (1 mo. SOFR US + 3.25%), 11/26/2031, (0.00% Floor)		853,380	848,046
			3,203,376
Hotels, Restaurants & Leisure – 1.5%
Alterra Mountain Co., Senior Secured First Lien Tranche B6 Term Loan, 6.22% (1 mo. SOFR US + 2.50%), 08/17/2028, (0.00% Floor)		731,749	735,408
Betclic Everest Group SAS, Senior Secured First Lien Tranche B Term Loan, 5.01% (3 mo. EURIBOR + 3.00%), 12/09/2031, (0.00% Floor)	EUR	500,000	594,515
Flynn Restaurant Group LP, Senior Secured First Lien Tranche B2 Term Loan, 7.67% (1 mo. SOFR US + 3.75%), 01/28/2032, (0.00% Floor)		870,427	875,010
Kingpin Intermediate Holdings LLC, Senior Secured First Lien Tranche B Term Loan, 6.97% (1 mo. SOFR US + 3.25%), 09/16/2032, (0.00% Floor)		1,100,000	1,080,750
Tacala Investment Corp., Senior Secured First Lien Tranche B Term Loan, 6.72% (1 mo. SOFR US + 3.00%), 01/31/2031, (0.00% Floor)		560,879	565,436
Whatabrands LLC, Senior Secured First Lien Tranche B Term Loan, 6.22% (1 mo. SOFR US + 2.50%), 08/03/2028, (0.50% Floor)		768,689	771,583
			4,622,702

____________

See Notes to Consolidated Financial Statements.

14

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
Household Durables – 0.2%
Hunter Douglas, Inc., Senior Secured First Lien Tranche B1 Term Loan, 6.67% (3 mo. SOFR US + 3.00%), 01/20/2032, (0.00% Floor)		763,844	$769,027
Independent Power and Renewable Electricity Producers – 0.4%
EFS Cogen Holdings I LLC, Senior Secured First Lien Tranche B Term Loan, 6.67% (3 mo. SOFR US + 3.00%), 08/05/2032, (0.00% Floor)		811,558	819,020
Talen Energy Supply LLC, Senior Secured First Lien Term Loan, 6.35% (3 mo. SOFR US + 2.50%), 05/17/2030, (0.50% Floor)		343,107	344,931
Talen Energy Supply LLC, Senior Secured First Lien Tranche B Term Loan, 6.35% (3 mo. SOFR US + 2.50%), 12/15/2031, (0.00% Floor)		173,250	174,278
			1,338,229
Insurance – 1.1%
Acrisure LLC, Senior Secured First Lien Tranche B6 Term Loan, 6.72% (1 mo. SOFR US + 3.00%), 11/06/2030, (0.00% Floor)		497,487	497,721
Acropole Holding SAS, Senior Secured First Lien Tranche B Term Loan, 5.52% (3 mo. EURIBOR + 3.50%), 07/26/2032, (0.00% Floor)	EUR	424,038	505,005
Amynta Agency Borrower, Inc., Senior Secured First Lien Tranche B Term Loan, 6.47% (1 mo. SOFR US + 2.75%), 12/29/2031, (0.00% Floor)		990,776	994,179
Asurion LLC, Senior Secured First Lien Tranche B10 Term Loan, 7.92% (1 mo. SOFR US + 4.00%), 08/21/2028, (0.00% Floor)		629,393	630,891
Asurion LLC, Senior Secured Second Lien Tranche B3 Term Loan, 9.20% (1 mo. SOFR US + 5.25%), 02/03/2028, (0.00% Floor)		350,000	349,400
Asurion LLC, Senior Secured First Lien Tranche B11 Term Loan, 8.17% (1 mo. SOFR US + 4.25%), 08/21/2028, (0.00% Floor)		99,494	99,791
CRC Insurance Group LLC, Senior Secured Second Lien Term Loan, 8.42% (3 mo. SOFR US + 4.75%), 05/06/2032, (0.00% Floor)		210,526	213,772
			3,290,759
Interactive Media & Services – 1.1%
GoodRx, Inc., Senior Secured First Lien Tranche B Term Loan, 7.47% (1 mo. SOFR US + 3.75%), 07/10/2029, (0.00% Floor)		742,500	744,590
Neptune Bidco US, Inc., Senior Secured First Lien Tranche B Term Loan, 9.11% (3 mo. SOFR US + 5.00%), 04/11/2029, (0.50% Floor)		778,030	771,125
X Corp., Senior Secured First Lien Tranche B3 Term Loan, 9.50% (Fixed Rate), 10/29/2029, (0.00% Floor)		1,733,000	1,730,210
X Corp., Senior Secured First Lien Tranche B1 Term Loan, 10.60% (6 mo. SOFR US + 6.50%), 10/29/2029, (0.50% Floor)		298,918	294,329
			3,540,254

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	15

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
Leisure Products – 0.3%
Peloton Interactive, Inc., Senior Secured First Lien Term Loan, 9.22% (1 mo. SOFR US + 5.50%), 05/30/2029, (0.00% Floor)		986,980	$996,850
Life Sciences Tools & Services – 0.8%
PAREXEL International Corp., Senior Secured First Lien Tranche B Term Loan, 6.47% (1 mo. SOFR US + 2.75%), 12/12/2031, (0.00% Floor)		794,000	797,640
Sotera Health Holdings LLC, Senior Secured First Lien Tranche B Term Loan, 6.34% (3 mo. SOFR US + 2.50%), 05/30/2031, (0.00% Floor)		830,126	835,838
Star Parent, Inc., Senior Secured First Lien Tranche B Term Loan, 7.67% (3 mo. SOFR US + 4.00%), 09/30/2030, (0.00% Floor)		776,643	778,433
			2,411,911
Machinery – 0.5%
Delachaux Group SA, Senior Secured First Lien Tranche B Term Loan, 5.32% (3 mo. EURIBOR + 3.25%), 04/16/2029, (0.00% Floor)	EUR	220,509	262,688
SPX FLOW, Inc., Senior Secured First Lien Tranche B Term Loan, 6.47% (1 mo. SOFR US + 2.75%), 04/05/2029, (0.50% Floor)		400,212	401,809
TK Elevator Midco GmbH, Senior Secured First Lien Tranche B Term Loan, 5.08% (6 mo. EURIBOR + 3.00%), 04/30/2030, (0.00% Floor)	EUR	460,000	546,824
TSG Solutions Holding SACA, Senior Secured First Lien Tranche B1 Term Loan, 5.32% (3 mo. EURIBOR + 3.25%), 04/30/2032, (0.00% Floor)	EUR	300,000	356,306
			1,567,627
Media – 1.4%
Aragorn Parent Corp., Senior Secured First Lien Tranche B Term Loan, 7.22% (1 mo. SOFR US + 3.50%), 12/15/2028, (0.00% Floor)		638,759	644,016
Century DE Buyer LLC, Senior Secured First Lien Tranche B Term Loan, 6.84% (3 mo. SOFR US + 3.00%), 10/30/2030, (0.00% Floor)		345,642	345,482
CSC Holdings LLC, First Lien Tranche B5 Term Loan, 8.25% (Prime Rate + 1.50%), 04/15/2027		100,000	87,642
Directv Financing LLC, Senior Secured First Lien Tranche EXT Term Loan, 9.61% (3 mo. SOFR US + 5.25%), 08/02/2029, (0.75% Floor)		686,104	689,336
Directv Financing LLC, Senior Secured First Lien Tranche NON-EXT Term Loan, 9.36% (3 mo. SOFR US + 5.00%), 08/02/2027, (0.75% Floor)		115,667	116,028
McGraw-Hill Education, Inc., Senior Secured First Lien Tranche B2 Term Loan, 6.47% (1 mo. SOFR US + 2.75%), 08/06/2031, (0.50% Floor)		437,017	441,271

____________

See Notes to Consolidated Financial Statements.

16

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
Univision Communications, Inc., Senior Secured First Lien Tranche B Term Loan
7.20% (1 mo. SOFR US + 3.25%), 01/31/2029, (0.75% Floor)		593,830	$590,490
7.92% (3 mo. SOFR US + 4.25%), 06/25/2029, (0.50% Floor)		484,925	486,379
Virgin Media Bristol LLC, Senior Secured First Lien Term Loan, 7.15% (6 mo. SOFR US + 3.18%), 03/31/2031, (0.00% Floor)		185,000	183,581
Virgin Media, Ltd., Senior Secured First Lien Tranche Z Term Loan, 5.36% (1 mo. EURIBOR + 3.43%), 10/15/2031, (0.00% Floor)	EUR	115,000	136,401
WideOpenWest Finance LLC, Senior Secured First Lien Term Loan
11.43% (3 mo. SOFR US + 7.00%), 12/11/2028, (1.50% Floor)		336,370	343,237
7.43% (3 mo. SOFR US + 3.00%), 12/11/2028, (1.50% Floor)		472,825	431,453
			4,495,316
Metals & Mining – 0.1%
Arsenal AIC Parent LLC, Senior Secured First Lien Tranche B Term Loan, 6.47% (1 mo. SOFR US + 2.75%), 08/19/2030, (0.00% Floor)		171,552	172,250
Oil, Gas & Consumable Fuels – 0.4%
Freeport LNG Investments LLLP, Senior Secured First Lien Tranche B Term Loan, 7.12% (3 mo. SOFR US + 3.25%), 12/21/2028, (0.00% Floor)		807,426	811,717
Traverse Midstream Partners LLC, Senior Secured First Lien Tranche B Term Loan, 6.34% (3 mo. SOFR US + 2.50%), 02/16/2028, (0.50% Floor)		500,000	501,875
			1,313,592
Pharmaceuticals – 0.8%
AI Sirona Luxembourg Acquisition Sarl, Senior Secured First Lien Tranche B5 Term Loan, 5.90% (1 mo. EURIBOR + 4.00%), 12/16/2030, (0.00% Floor)	EUR	250,000	295,401
AI Sirona Luxembourg Acquisition Sarl, Senior Secured First Lien Tranche B3 Term Loan, 5.90% (1 mo. EURIBOR + 4.00%), 09/29/2028, (0.00% Floor)	EUR	250,000	295,355
Althea Acquisition Bidco SARL, First Lien Tranche B Term Loan, 5.28% (3 mo. EURIBOR + 3.25%), 10/07/2032	EUR	550,000	651,511
Curium Bidco Sarl, Senior Secured First Lien Tranche B Term Loan
6.67% (3 mo. SOFR US + 3.00%), 08/07/2031, (0.00% Floor)		773,936	782,643
7.00% (3 mo. SOFR US + 3.00%), 08/07/2031, (0.00% Floor)		138,815	140,377
Ethypharm, Tranche B Term Loan, 7.10%, 04/17/2028	EUR	250,000	295,064
Pharmanovia Bidco Ltd., Senior Secured First Lien Tranche B3 Term Loan, 6.32% (3 mo. EURIBOR + 4.25%), 02/06/2030, (0.00% Floor)	EUR	300,000	190,971
			2,651,322
____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	17

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
Professional Services – 2.1%
Advantage Sales & Marketing, Inc., Senior Secured First Lien Tranche B2 Term Loan, 8.71% (3 mo. SOFR US + 4.25%), 10/28/2027, (0.75% Floor)		502,323	$420,193
Blackhawk Network Holdings, Inc., Senior Secured First Lien Tranche B Term Loan, 7.67% (3 mo. SOFR US + 4.00%), 03/12/2029, (1.00% Floor)		936,788	942,422
Dawn Bidco LLC, First Lien Tranche B Term Loan, 7.67% (1 mo. Term SOFR + 3.00%), 10/07/2032		400,000	399,288
DTI Holdco, Inc., Senior Secured First Lien Tranche B Term Loan, 7.72% (1 mo. SOFR US + 4.00%), 04/26/2029, (0.75% Floor)		576,792	540,125
Eisner Advisory Group LLC, Senior Secured First Lien Tranche B Term Loan, 7.72% (1 mo. SOFR US + 4.00%), 02/28/2031, (0.50% Floor)		566,675	571,370
Element Materials Technology Group US Holdings, Inc., Senior Secured First Lien Tranche B Term Loan, 7.35% (3 mo. SOFR US + 3.68%), 06/25/2029, (0.50% Floor)		770,060	777,761
Grant Thornton Advisors LLC, Senior Secured First Lien Tranche B Term Loan, 6.47% (1 mo. SOFR US + 2.75%), 05/30/2031, (0.00% Floor)		592,530	594,385
Planet US Buyer LLC, Senior Secured First Lien Tranche B Term Loan, 6.82% (3 mo. SOFR US + 3.00%), 02/10/2031, (0.00% Floor)		615,625	620,405
Project Alpha Intermediate Holding, Senior Secured First Lien Tranche B Term Loan, 6.92% (3 mo. SOFR US + 3.25%), 10/28/2030, (0.50% Floor)		987,381	986,956
Skopima Consilio Parent LLC, Senior Secured First Lien Term Loan, 7.47% (1 mo. SOFR US + 3.75%), 05/17/2028, (0.50% Floor)		695,940	637,655
			6,490,560
Semiconductors & Semiconductor Equipment – 0.2%
Gryphon Acquire NewCo LLC, Senior Secured First Lien Tranche B Term Loan, 6.88% (6 mo. SOFR US + 3.00%), 09/13/2032, (0.00% Floor)		500,000	504,012
Software – 4.9%
Athena BidCo GmbH, Senior Secured First Lien Tranche B Term Loan, 5.77% (3 mo. EURIBOR + 3.75%), 05/20/2032, (0.00% Floor)	EUR	500,000	595,955
Avalara, Inc., Senior Secured First Lien Tranche B Term Loan, 6.42% (3 mo. SOFR US + 2.75%), 03/29/2032, (0.00% Floor)		1,074,607	1,080,501
Boxer Parent Co., Inc., Senior Secured First Lien Tranche B Term Loan, 6.82% (3 mo. SOFR US + 3.00%), 07/30/2031, (0.00% Floor)		128,033	127,850
Capstone Borrower, Inc., Senior Secured First Lien Tranche B Term Loan, 6.42% (3 mo. SOFR US + 2.75%), 06/17/2030, (0.00% Floor)		373,758	374,008
Castle US Holding Corp., Senior Secured First Lien Tranche B1 Term Loan, 6.32% (3 mo. EURIBOR + 4.25%), 05/31/2030, (0.00% Floor)	EUR	218,319	125,902

____________

See Notes to Consolidated Financial Statements.

18

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
Castle US Holding Corp., Senior Secured First Lien Term Loan
8.06% (3 mo. EURIBOR + 6.00%) (or 1.00% PIK), 04/29/2030, (2.00% Floor)	EUR	33,422	$40,063
8.07% (3 mo. EURIBOR + 6.00%) (or 1.00% PIK), 04/29/2030, (2.00% Floor)	EUR	174	209
Cloud Software Group, Inc., Senior Secured First Lien Tranche B2 Term Loan
6.92% (1 mo. SOFR US + 3.25%), 03/24/2031, (0.00% Floor)		2,260	2,266
6.92% (3 mo. SOFR US + 3.25%), 03/24/2031, (0.00% Floor)		899,578	901,755
Cloud Software Group, Inc., Senior Secured First Lien Tranche B1 Term Loan
6.92% (1 mo. SOFR US + 3.25%), 08/16/2032, (0.00% Floor)		1,578	1,582
6.92% (3 mo. SOFR US + 3.25%), 08/16/2032, (0.00% Floor)		627,927	629,450
ConnectWise LLC, Senior Secured First Lien Tranche B Term Loan, 7.70% (3 mo. SOFR US + 3.50%), 09/29/2028, (0.50% Floor)		53,169	52,339
Epicor Software Corp., First Lien Tranche B Term Loan, 6.42% (1 mo. Term SOFR + 2.75%), 05/30/2031		550,302	552,723
Finastra USA, Inc., Senior Secured First Lien Tranche B Term Loan, 7.72% (3 mo. SOFR US + 4.00%), 09/15/2032, (0.00% Floor)		100,000	98,081
Icon Parent, Inc., Senior Secured First Lien Tranche B Term Loan, 6.44% (3 mo. SOFR US + 2.75%), 11/13/2031, (0.00% Floor)		899,745	902,390
Kaseya, Inc., Senior Secured First Lien Tranche B Term Loan, 6.72% (1 mo. SOFR US + 3.00%), 03/22/2032, (0.00% Floor)		1,124,299	1,126,615
Leia Finco US LLC, Senior Secured Second Lien Term Loan, 9.19% (3 mo. SOFR US + 5.25%), 10/12/2032, (0.00% Floor)		305,000	303,379
Leia Finco US LLC, Senior Secured First Lien Tranche B Term Loan, 7.19% (3 mo. SOFR US + 3.25%), 10/09/2031, (0.00% Floor)		971,174	975,947
Marcel Bidco GmbH, Senior Secured First Lien Tranche B Term Loan, 5.56% (3 mo. EURIBOR + 3.50%), 11/11/2030, (0.00% Floor)	EUR	300,000	357,804
McAfee Corp., Senior Secured First Lien Tranche B1 Term Loan, 6.72% (1 mo. SOFR US + 3.00%), 03/01/2029, (0.50% Floor)		886,022	820,576
McAfee Corp., Senior Secured First Lien Tranche B2 Term Loan, 5.57% (3 mo. EURIBOR + 3.50%), 03/01/2029, (0.00% Floor)	EUR	242,555	276,144
Mermaid Bidco, Inc., Senior Secured First Lien Tranche B Term Loan, 5.77% (3 mo. EURIBOR + 3.75%), 07/02/2031, (0.00% Floor)	EUR	450,000	534,236
Mitchell International, Inc., Senior Secured First Lien Tranche B Term Loan, 6.97% (1 mo. SOFR US + 3.25%), 06/17/2031, (0.50% Floor)		641,875	644,767
Mitchell International, Inc., Senior Secured Second Lien Term Loan, 12.22% (1 mo. SOFR US + 5.25%), 06/17/2032, (0.00% Floor)		310,000	308,799

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	19

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
Polaris Newco LLC, Senior Secured First Lien Tranche B Term Loan, 5.82% (3 mo. EURIBOR + 3.75%), 06/05/2028, (0.00% Floor)	EUR	240,000	$268,574
Project Boost Purchaser LLC, Senior Secured First Lien Tranche B Term Loan, 6.42% (3 mo. SOFR US + 2.75%), 07/16/2031, (0.00% Floor)		742,519	745,210
Proofpoint, Inc., Senior Secured First Lien Tranche B Term Loan, 6.67% (3 mo. SOFR US + 3.00%), 08/31/2028, (0.50% Floor)		1,290,699	1,299,483
Storable, Inc., Senior Secured First Lien Tranche B Term Loan, 6.97% (1 mo. SOFR US + 3.25%), 04/16/2031, (0.00% Floor)		182,620	183,723
team.blue Finco SARL, Senior Secured First Lien Tranche B Term Loan, 5.52% (3 mo. EURIBOR + 3.50%), 09/28/2029, (0.00% Floor)	EUR	300,000	354,819
UKG, Inc., Senior Secured First Lien Tranche B Term Loan, 6.34% (3 mo. SOFR US + 2.50%), 02/10/2031, (0.00% Floor)		1,060,721	1,063,060
X.AI (Twitter), Senior Secured Tranche B Term Loan, 10.92% (3 mo. SOFR US + 7.25%), 06/28/2030, (0.00% Floor)		199,000	197,028
X.AI (Twitter), Senior Secured First Lien Tranche B Term Loan, 11.12% (6 mo. SOFR US + 7.25%), 06/28/2030, (0.00% Floor)		199,000	209,593
Zodiac Purchaser LLC, Senior Secured First Lien Tranche B Term Loan, 7.22% (1 mo. SOFR US + 3.50%), 02/17/2032, (0.00% Floor)		239,400	238,907
			15,393,738
Specialty Retail – 1.3%
EG America LLC, Senior Secured First Lien Tranche B Term Loan, 7.32% (3 mo. SOFR US + 3.50%), 02/07/2028, (0.00% Floor)		1,119,082	1,124,794
LS Group OpCo Acquistion LLC, Senior Secured First Lien Tranche B1 Term Loan
6.22% (1 mo. SOFR US + 2.50%), 04/23/2031, (0.00% Floor)		78,206	78,408
6.32% (3 mo. SOFR US + 2.50%), 04/23/2031, (0.00% Floor)		662,447	664,156
Motor Fuel Group, Senior Secured Tranche B Term Loan, 8.47% (SONIA + 4.75%), 04/29/2029, (0.00% Floor)	GBP	350,000	476,499
Petco Health & Wellness Co., Inc., Senior Secured First Lien Tranche B Term Loan, 7.45% (3 mo. SOFR US + 3.25%), 03/06/2028, (0.75% Floor)		228,797	226,838
PetSmart LLC, Senior Secured First Lien Tranche B Term Loan, 7.73% (1 mo. SOFR US + 4.00%), 08/18/2032, (0.00% Floor)		796,800	794,561
Wand NewCo 3, Inc., Senior Secured First Lien Tranche B2 Term Loan, 6.22% (1 mo. SOFR US + 2.50%), 01/30/2031, (0.00% Floor)		563,477	564,711
			3,929,967

____________

See Notes to Consolidated Financial Statements.

20

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
Technology Hardware, Storage & Peripherals – 0.1%
CoreWeave Compute, Senior Secured Term Loan, 8.16% (1 mo. SOFR US + 4.00%), 08/21/2030 (b)		606,982	$84,158
CoreWeave Compute, Senior Secured First Lien Delay Draw Term Loan, 8.31% (3 mo. SOFR US + 4.00%), 08/21/2030 (b)		593,018	82,222
Sandisk Corp., Senior Secured First Lien Tranche B Term Loan, 6.86% (3 mo. SOFR US + 3.00%), 02/23/2032, (0.00% Floor)		197,889	199,373
			365,753
Trading Companies & Distributors – 0.2%
Renta Group, Senior Secured First Lien Tranche B Term Loan, 5.78% (3 mo. EURIBOR + 3.75%), 07/31/2030, (0.00% Floor)	EUR	500,000	595,679
Transportation Infrastructure – 0.1%
Boluda Towage, Senior Secured First Lien Tranche B3 Term Loan, 5.38% (1 mo. EURIBOR + 3.50%), 01/31/2030, (0.00% Floor)	EUR	300,000	356,951
Total Senior Loans (Syndicated)			110,116,651
High Yield – 23.8% (a)
Aerospace & Defense – 0.1%
Bombardier, Inc., 7.00%, 06/01/2032 (d)		120,000	126,947
TransDigm, Inc., 6.75%, 01/31/2034 (d)		115,000	119,867
			246,814
Automobile Components – 0.4%
Dana Financing Luxembourg Sarl, 8.50%, 07/15/2031	EUR	275,000	346,493
IHO Verwaltungs GmbH, 7.00%, 11/15/2031	EUR	305,000	388,126
Valeo SE, 4.63%, 03/23/2032	EUR	400,000	470,888
			1,205,507
Automobiles – 0.5%
JB Poindexter & Company, Inc., 8.75%, 12/15/2031 (d)		575,000	603,018
Nissan Motor Co. Ltd., 8.13%, 07/17/2035 (d)		745,000	792,324
			1,395,342
Broadline Retail – 0.3%
B&M European Value Retail SA, 6.50%, 11/27/2031	GBP	295,000	393,242
QVC, Inc., 6.88%, 04/15/2029 (d)		1,163,000	509,307
			902,549

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	21

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
Building Products – 0.1%
LBM Acquisition LLC, 6.25%, 01/15/2029 (d)		395,000	$355,866
Chemicals – 1.1%
Celanese US Holdings LLC 7.00%, 02/15/2031		160,000	163,913
6.75%, 04/15/2033		645,000	642,200
INEOS Finance PLC, 6.38%, 04/15/2029	EUR	100,000	103,791
INEOS Quattro Finance 2 PLC, 6.75%, 04/15/2030	EUR	335,000	293,386
Inversion Escrow Issuer LLC, 6.75%, 08/01/2032 (d)		479,000	478,771
Kronos International, Inc., 9.50%, 03/15/2029	EUR	155,000	170,615
Olympus Water US Holding Corp. 6.25%, 10/01/2029 (d)		315,000	306,804
7.25%, 06/15/2031 (d)		275,000	282,511
6.13%, 02/15/2033	EUR	154,000	180,138
Perimeter Holdings LLC, 6.25%, 01/15/2034 (d)		310,000	308,177
Windsor Holdings III LLC, 8.50%, 06/15/2030 (d)		622,000	657,832
			3,588,138
Commercial Services & Supplies – 1.0%
Allied Universal Holdco LLC
3.63%, 06/01/2028	EUR	305,000	356,185
7.88%, 02/15/2031 (d)		900,000	949,026
Amber Finco PLC, 6.63%, 07/15/2029	EUR	300,000	371,544
Garda World Security Corp., 8.38%, 11/15/2032 (d)		445,000	453,935
Luna 2 5SARL, 5.50%, 07/01/2032	EUR	375,000	450,220
TMS International Corp., 6.25%, 04/15/2029 (d)		640,000	621,031
			3,201,941
Communications Equipment – 0.3%
CommScope LLC
4.75%, 09/01/2029 (d)		524,000	523,672
9.50%, 12/15/2031 (d)		291,000	294,172
			817,844
Construction & Engineering – 0.2%
Assemblin Caverion, 6.25%, 07/01/2030	EUR	331,000	405,897
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029 (d)		340,000	333,192
			739,089

____________

See Notes to Consolidated Financial Statements.

22

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
Consumer Finance – 0.2%
goeasy Ltd.
6.88%, 05/15/2030 (d)		275,000	$262,757
7.38%, 10/01/2030 (d)		190,000	182,999
OneMain Finance Corp., 6.75%, 09/15/2033		150,000	152,082
			597,838
Consumer Staples Distribution & Retail – 0.1%
Boots Group Finco LP, 5.38%, 08/31/2032	EUR	320,000	389,248
Containers & Packaging – 0.6%
Cascades, Inc., 6.75%, 07/15/2030 (d)		420,000	437,854
Graham Packaging Company, Inc., 7.13%, 08/15/2028 (d)		285,000	285,815
Guala Closures SpA, 6.10% (3 mo. EURIBOR + 4.00%), 06/29/2029, (0.00% Floor) (d)	EUR	250,000	295,601
Owens-Brockway Glass Container, Inc., 7.25%, 05/15/2031 (d)		785,000	802,291
			1,821,561
Diversified Consumer Services – 0.3%
Aegis Lux 1a Sarl, 5.63% (or 6.38% PIK), 10/29/2031	EUR	394,000	469,943
Verisure Midholding AB, 5.25%, 02/15/2029	EUR	310,000	366,202
			836,145
Diversified Telecommunication Services – 1.3%
Cogent Communications Group, Inc.
7.00%, 06/15/2027 (d)		325,000	326,318
6.50%, 07/01/2032 (d)		685,000	641,473
eircom Finance DAC, 5.00%, 04/30/2031	EUR	363,000	434,709
Iliad Holding SAS
5.38%, 04/15/2030	EUR	125,000	151,991
6.88%, 04/15/2031	EUR	255,000	320,727
Level 3 Financing, Inc.
7.00%, 03/31/2034 (d)		860,000	886,980
8.50%, 01/15/2036 (d)		160,000	164,054
Telefonica Europe BV, 6.75% to 09/07/2031 then 8 yr. Swap Rate EUR + 3.62%, Perpetual	EUR	200,000	260,287
VZ Secured Financing BV, 5.25%, 01/15/2033	EUR	379,000	438,252
Zayo Group Holdings, Inc., 6.25% (5.75% Cash and 0.50% PIK until 03/30/2027), 03/09/2030 (d)		313,339	297,970
			3,922,761
Electric Utilities – 0.2%
VoltaGrid LLC, 7.38%, 11/01/2030 (d)		645,000	639,344

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	23

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
Energy Equipment & Services – 0.2%
Nabors Industries, Inc., 8.88%, 08/15/2031 (d)		308,000	$298,999
Weatherford International Ltd., 6.75%, 10/15/2033 (d)		320,000	327,886
			626,885
Entertainment – 0.2%
Warnermedia Holdings, Inc., 5.05%, 03/15/2042		1,015,000	716,844
Financial Services – 0.8%
CrossCountry Intermediate HoldCo LLC, 6.75%, 12/01/2032 (d)		305,000	311,469
Freedom Mortgage Holdings LLC, 9.13%, 05/15/2031 (d)		457,000	491,415
GTCR LLC, 8.50%, 01/15/2031	GBP	250,000	360,778
NCR Atleos Corp., 9.50%, 04/01/2029 (d)		710,000	771,029
PennyMac Financial Services, Inc., 6.88%, 02/15/2033 (d)		300,000	313,396
Stonebriar ABF Issuer LLC, 8.13%, 12/15/2030 (d)		305,000	314,138
			2,562,225
Food Products – 0.8%
Fiesta Purchaser, Inc.
7.88%, 03/01/2031 (d)		585,000	612,771
9.63%, 09/15/2032 (d)		290,000	304,650
Flora Food Management BV, 6.88%, 07/02/2029	EUR	160,000	187,138
Irca SpA, 5.85% (3 mo. EURIBOR + 3.75%), 12/15/2029, (0.00% Floor) (d)	EUR	500,000	598,547
Post Holdings, Inc.
6.25%, 10/15/2034 (d)		320,000	322,077
6.50%, 03/15/2036 (d)		290,000	290,634
Roquette Freres SA, 5.49% to 02/25/2030 then 5 yr. Swap Rate EUR + 3.25%, Perpetual	EUR	100,000	120,465
Sammontana Italia SpA, 5.78% (3 mo. EURIBOR + 3.75%), 10/15/2031, (0.00% Floor) (d)	EUR	175,000	208,094
			2,644,376
Gas Utilities – 0.5%
CQP Holdco LP
5.50%, 06/15/2031 (d)		165,000	163,346
7.50%, 12/15/2033 (d)		515,000	554,304
Suburban Propane Partners LP
5.00%, 06/01/2031 (d)		835,000	803,573
6.50%, 12/15/2035 (d)		120,000	120,102
			1,641,325

____________

See Notes to Consolidated Financial Statements.

24

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
Health Care Providers & Services – 1.5%
Acadia Healthcare Co., Inc., 7.38%, 03/15/2033 (d)		1,078,000	$1,090,132
Community Health Systems, Inc.
10.88%, 01/15/2032 (d)		256,000	279,729
9.75%, 01/15/2034 (d)		480,000	504,758
LifePoint Health, Inc., 8.38%, 02/15/2032 (d)		755,000	820,144
Mehilainen Yhtiot Oy, 5.13%, 06/30/2032	EUR	425,000	508,367
Nidda Healthcare Holding GmbH, Senior Secured First Lien, 5.55% (1 mo. EURIBOR + 3.50%), 02/21/2030, (0.00% Floor)	EUR	420,000	498,519
Nidda Healthcare Holding GmbH
5.63%, 02/21/2030	EUR	225,000	272,101
5.38%, 10/23/2030	EUR	160,000	192,467
RAY Financing LLC, 6.50%, 07/15/2031	EUR	410,000	491,954
			4,658,171
Health Care REITs – 0.0% (e)
MPT Operating Partnership LP, 5.00%, 10/15/2027		55,000	53,308
Hotel & Resort REITs – 0.3%
Service Properties Trust, 8.63%, 11/15/2031 (d)		1,000,000	1,052,446
Hotels, Restaurants & Leisure – 1.8%
Bloomin’ Brands, Inc., 5.13%, 04/15/2029 (d)		1,015,000	926,168
Cirsa Finance International Sarl, 4.88%, 10/15/2031	EUR	292,000	352,747
CPUK Finance Ltd., 6.88%, 08/28/2032	GBP	329,000	443,522
Hilton Grand Vacations Borrower Escrow LLC, 5.00%, 06/01/2029 (d)		675,000	656,092
LHMC Finco 2 Sarl, 9.38% (or 9.38% PIK), 05/15/2030	EUR	104,766	128,255
Marriott Ownership Resorts, Inc., 6.50%, 10/01/2033 (d)		800,000	769,713
Motel One GmbH, 7.75%, 04/02/2031	EUR	315,000	395,968
NCL Corp. Ltd., 6.25%, 09/15/2033 (d)		315,000	315,015
Sani/Ikos Financial Holdings, 7.25%, 07/31/2030	EUR	325,000	401,785
Six Flags Entertainment Corp, 7.25%, 05/15/2031 (d)		1,095,000	1,051,515
TUI Cruises GmbH, 6.25%, 04/15/2029	EUR	285,000	349,154
			5,789,934

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	25

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
Household Durables – 0.3%
Miller Homes Group Finco PLC, 7.00%, 05/15/2029	GBP	330,000	$449,466
Weekley Homes LLC, 6.75%, 01/15/2034 (d)		345,000	349,754
			799,220
Independent Power and Renewable Electricity Producers – 0.5%
California Buyer Ltd., 5.63%, 02/15/2032	EUR	372,000	447,609
Lightning Power LLC, 7.25%, 08/15/2032 (d)		735,000	781,978
XPLR Infrastructure Operating Partners LP, 7.75%, 04/15/2034 (d)		305,000	310,206
			1,539,793
Insurance – 0.4%
Alliant Holdings LP, 7.38%, 10/01/2032 (d)		200,000	207,624
Ardonagh Finco Ltd, 6.88%, 02/15/2031	EUR	410,000	498,605
HUB International Ltd.
5.63%, 12/01/2029 (d)		120,000	120,069
7.38%, 01/31/2032 (d)		380,000	399,068
			1,225,366
Life Sciences Tools & Services – 0.5%
Eurofins Scientific SE, 5.75% to 04/04/2032 then 3 mo. EURIBOR + 3.19%, Perpetual	EUR	320,000	395,560
Sotera Health Holdings LLC, 7.38%, 06/01/2031 (d)		1,045,000	1,097,325
			1,492,885
Machinery – 0.2%
Alstom SA, 5.87% to 08/29/2029 then 5 yr. Swap Rate EUR + 2.93%, Perpetual	EUR	300,000	374,067
IMA Industria Macchine Automatiche SpA, 5.78% (3 mo. EURIBOR + 3.75%), 04/15/2029 (d)	EUR	220,000	262,299
			636,366
Media – 2.2%
AMC Networks, Inc.
10.25%, 01/15/2029 (d)		325,000	341,020
4.25%, 02/15/2029		11,000	9,785
10.50%, 07/15/2032 (d)		777,000	859,094
Block Communications, Inc., 4.88%, 03/01/2028 (d)		310,000	289,811
Cablevision Lightpath LLC, 5.63%, 09/15/2028 (d)		415,000	407,698
CCO Holdings LLC
6.38%, 09/01/2029 (d)		140,000	141,995
4.75%, 03/01/2030 (d)		190,000	181,577
4.25%, 02/01/2031 (d)		170,000	156,307
4.50%, 06/01/2033 (d)		494,000	432,990
____________

See Notes to Consolidated Financial Statements.

26

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
Clear Channel Outdoor Holdings, Inc., 7.50%, 03/15/2033 (d)		631,000	$667,044
CSC Holdings LLC, 5.50%, 04/15/2027 (d)		1,045,000	896,771
Directv Financing LLC
5.88%, 08/15/2027 (d)		214,000	215,376
8.88%, 02/01/2030 (d)		95,000	96,239
Gray Media, Inc.
9.63%, 07/15/2032 (d)		310,000	321,942
7.25%, 08/15/2033 (d)		370,000	378,299
Sirius XM Radio LLC, 4.13%, 07/01/2030 (d)		160,000	152,278
Sirius XM Radio, Inc., 3.88%, 09/01/2031 (d)		1,060,000	976,884
Univision Communications, Inc., 8.00%, 08/15/2028 (d)		40,000	41,458
Virgin Media Financing PLC, 5.63%, 04/15/2032	EUR	235,000	278,579
Virgin Media Secured Finance PLC, 5.25%, 05/15/2029	GBP	140,000	183,091
			7,028,238
Metals & Mining – 0.8%
Cleveland-Cliffs, Inc., 7.38%, 05/01/2033 (d)		810,000	843,131
Mineral Resources Ltd.
9.25%, 10/01/2028 (d)		380,000	399,152
8.50%, 05/01/2030 (d)		705,000	733,791
7.00%, 04/01/2031 (d)		150,000	156,556
Novelis Corp., 6.88%, 01/30/2030 (d)		375,000	389,565
			2,522,195
Oil, Gas & Consumable Fuels – 0.7%
Comstock Resources, Inc.
6.75%, 03/01/2029 (d)		635,000	634,223
5.88%, 01/15/2030 (d)		16,000	15,574
Northern Oil & Gas, Inc., 7.88%, 10/15/2033 (d)		630,000	613,799
Sunoco LP, 6.25%, 07/01/2033 (d)		300,000	307,450
Venture Global LNG, Inc., 8.38%, 06/01/2031 (d)		97,000	96,516
Venture Global Plaquemines LNG LLC
6.50%, 06/15/2034 (d)		225,000	230,012
6.75%, 01/15/2036 (d)		245,000	251,066
			2,148,640
Paper & Forest Products – 0.2%
Mercer International, Inc., 5.13%, 02/01/2029		550,000	353,075
WEPA Hygieneprodukte GmbH, 4.50%, 11/30/2032	EUR	337,000	397,738
			750,813

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	27

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
Passenger Airlines – 0.6%
Spirit Airlines Pass Through Trust, 11.00%, 02/15/2030		2,000,000	$1,900,000
Personal Care Products – 0.1%
Opal Bidco SAS, 5.50%, 03/31/2032	EUR	335,000	407,249
Pharmaceuticals – 1.0%
1261229 BC Ltd., 10.00%, 04/15/2032 (d)		930,000	967,913
Cheplapharm Arzneimittel GmbH
6.81% (3 mo. EURIBOR + 4.75%), 05/15/2030, (0.00% Floor) (d)	EUR	210,000	247,633
7.50%, 05/15/2030	EUR	300,000	366,074
7.13%, 06/15/2031	EUR	100,000	120,512
Dolcetto Holdco SpA, 5.63%, 07/14/2032	EUR	420,000	502,218
Endo Finance Holdings, Inc., 8.50%, 04/15/2031 (d)		725,000	767,188
			2,971,538
Real Estate Management & Development – 0.4%
Hunt Companies, Inc., 5.25%, 04/15/2029 (d)		765,000	750,137
Kennedy-Wilson, Inc., 4.75%, 02/01/2030		515,000	485,826
			1,235,963
Software – 0.8%
Cedacri SpA, 7.56% (3 mo. EURIBOR + 5.50%), 05/15/2028, (0.00% Floor) (d)	EUR	200,000	238,372
Cloud Software Group, Inc., 6.50%, 03/31/2029 (d)		219,000	222,011
Dye & Durham Ltd., 8.63%, 04/15/2029 (d)		921,000	869,342
ION Platform Finance SARL, 6.88%, 09/30/2032	EUR	103,000	115,963
NCR Voyix Corp., 5.13%, 04/15/2029 (d)		175,000	174,299
TeamSystem SpA
5.00%, 07/01/2031	EUR	365,000	433,699
5.28% (3 mo. EURIBOR + 3.25%), 07/01/2032, (0.00% Floor) (d)	EUR	500,000	591,712
			2,645,398
Specialty Retail – 1.3%
Advance Auto Parts, Inc.
7.00%, 08/01/2030 (d)		315,000	317,888
7.38%, 08/01/2033 (d)		470,000	472,199
CD&R Firefly Bidco, 8.63%, 04/30/2029	GBP	320,000	452,971
EG Global Finance PLC, 11.00%, 11/30/2028	EUR	155,000	197,785

____________

See Notes to Consolidated Financial Statements.

28

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
CORPORATE CREDIT (continued)
LCM Investments Holdings II LLC, 8.25%, 08/01/2031 (d)		870,000	$920,720
PetSmart LLC, 7.50%, 09/15/2032 (d)		644,000	656,165
Wand NewCo 3, Inc., 7.63%, 01/30/2032 (d)		1,025,000	1,085,301
			4,103,029
Textiles, Apparel & Luxury Goods – 0.1%
Afflelou SAS, 6.00%, 07/25/2029	EUR	250,000	306,657
Trading Companies & Distributors – 0.7%
Equipmentshare.Com Inc.
9.00%, 05/15/2028 (d)		995,000	1,035,229
8.00%, 03/15/2033 (d)		302,000	318,151
FTAI Aviation Investors LLC, 7.88%, 12/01/2030 (d)		874,000	932,692
			2,286,072
Transportation Infrastructure – 0.1%
Heathrow Finance PLC, 6.63%, 03/01/2031	GBP	175,000	237,578
Water Utilities – 0.1%
WBI Operating LLC, 6.50%, 10/15/2033 (d)		320,000	318,959
Total High Yield			74,961,460
TOTAL CORPORATE CREDIT (Cost $183,839,383)			185,078,111
PRIVATE CREDIT – 33.4%
Senior Loans – 29.1% (a)
Aerospace & Defense – 1.7%
Galileo Parent, Inc., Senior Secured First Lien Term Loan, 9.42% (3 mo. SOFR US + 5.75%), 05/03/2030, (1.00% Floor) (c)		2,323,290	2,312,138
Galileo Parent, Inc., Senior Secured First Lien Revolver
10.34% (1 mo. SOFR US + 5.75%), 05/03/2029, (1.00% Floor) (b)(c)		3,072	2,008
9.42% (3 mo. SOFR US + 5.75%), 05/03/2029, (1.00% Floor) (b)(c)		366,928	239,798
GASL Bermuda, Tranche B1 Revolver, 11.11%, 12/15/2028 (b)(c)		3,100,000	1,830,384
WP CPP Holdings, Senior Secured First Lien Term Loan
6.90% (3 mo. SOFR US + 3.13%), 11/28/2029, (0.00% Floor) (c)		840,675	840,507
6.90% (3 mo. SOFR US + 3.13%) (or 4.13% PIK), 11/28/2029, (0.00% Floor) (c)		62,421	62,408
WP CPP Holdings, First Lien Revolver, 11.34%, 11/28/2029 (b)(c)		90,000	0
			5,287,243
Biotechnology – 0.4%
ADC Therapeutics, Inc., Senior Secured First Lien Term Loan, 11.47% (3 mo. SOFR US + 7.50%), 08/15/2029, (1.00% Floor) (c)		1,135,543	1,121,803

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	29

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par	Value
PRIVATE CREDIT (continued)
Building Products – 0.6%
Geotechnical Merger Sub, Senior Secured First Lien Term Loan, 8.40% (6 mo. SOFR US + 4.50%), 10/15/2031, (0.00% Floor) (c)	1,682,000	$1,671,067
Geotechnical Merger Sub, Delay Draw Term Loan, 9.04%, 08/27/2031 (b) (c)	623,000	303,286
Geotechnical Merger Sub, Revolver, 9.07%, 08/27/2031 (b)(c)	234,000	54,245
		2,028,598
Commercial Services & Supplies – 0.9%
Kings Buyer LLC, Senior Secured First Lien Revolver, 11.00% (Prime Rate + 4.25%), 10/29/2027, (1.00% Floor) (b)(c)	472,406	163,672
NFM & J LP, Senior Secured First Lien Term Loan, 9.79% (3 mo. SOFR US + 5.75%), 11/30/2027, (1.00% Floor) (c)	485,526	482,418
NFM & J LP, Senior Secured First Lien Revolver
10.94% (1 mo. SOFR US + 5.75%), 11/30/2027, (1.00% Floor) (b)(c)	11,665	4,058
11.50% (Prime Rate + 4.75%), 11/30/2027, (1.00% Floor) (b)(c)	98,698	34,330
NFM & J LP, Senior Secured First Lien Delay Draw Term Loan, 9.77% (3 mo. SOFR US + 5.75%), 11/30/2027, (1.00% Floor) (c)	30,446	30,252
USIC Holdings, Senior Secured First Lien Term Loan, 9.32% (3 mo. SOFR US + 5.50%), 09/10/2031, (0.75% Floor) (c)	1,419,660	1,419,944
USIC Holdings, Tranche A1 Incremental Term Loan, 7.17%, 09/10/2031 (c)	526,337	529,706
USIC Holdings, Senior Secured First Lien Delay Draw Term Loan, 9.32% (3 mo. SOFR US + 5.50%), 09/10/2031, (0.75% Floor) (b)(c)	84,662	48,437
USIC Holdings, Senior Secured First Lien Revolver
8.97% (3 mo. SOFR US + 5.25%), 09/10/2031, (0.00% Floor) (b)(c)	55,488	26,000
9.04% (3 mo. SOFR US + 5.25%), 09/10/2031, (0.00% Floor) (b)(c)	44,390	20,800
9.07% (3 mo. SOFR US + 5.25%), 09/10/2031, (0.00% Floor) (b)(c)	82,122	38,480
		2,798,097
Communications Equipment – 0.5%
Sorenson Communications, Senior Secured First Lien Term Loan, 9.67% (1 mo. SOFR US + 5.75%), 04/19/2029, (0.00% Floor) (c)	1,615,844	1,591,444
Sorenson Communications, Revolver, 11.08%, 04/19/2029 (b)(c)	198,000	0
		1,591,444
Consumer Finance – 0.6%
CPS Mezzanine, Tranche B Revolver, 10.73%, 07/15/2027 (b)(c)	3,750,000	2,017,618
Consumer Staples Distribution & Retail – 0.6%
Blazing Star Parent, Senior Secured First Lien Term Loan, 10.82% (3 mo. SOFR US + 7.00%), 08/28/2030, (0.00% Floor) (c)	1,856,325	1,815,300

____________

See Notes to Consolidated Financial Statements.

30

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par	Value
PRIVATE CREDIT (continued)
Containers & Packaging – 0.5%
ASP-r-pac Acquisition Company LLC, Senior Secured First Lien Term Loan, 9.84% (3 mo. SOFR US + 6.00%), 12/29/2027, (0.75% Floor) (c)	344,940	$340,594
ASP-r-pac Acquisition Company LLC, First Lien Revolver, 9.49%, 12/29/2027 (b)(c)	205,745	158,443
Charter Next Generation, Inc., Senior Secured First Lien Tranche B Term Loan, 6.50% (1 mo. SOFR US + 2.75%), 12/02/2030, (0.75% Floor)	971,873	975,105
		1,474,142
Diversified Consumer Services – 1.6%
AVSC Holding, Senior Secured First Lien Term Loan, 8.72% (1 mo. SOFR US + 5.00%), 12/05/2031, (0.75% Floor) (c)	3,822,118	3,753,702
AVSC Holding, Senior Secured First Lien Revolver, 9.53% (3 mo. SOFR US + 5.00%), 12/05/2029, (0.00% Floor) (b)(c)	412,000	0
Legends Hospitality Holding Co., First Lien Term Loan, 6.70%, 08/22/2031 (c)	1,323,744	1,300,976
Legends Hospitality Holding Co., Senior Secured First Lien Delay Draw Term Loan
8.72% (1 mo. SOFR US + 5.00%), 08/22/2031, (0.00% Floor) (b)(c)	19,202	15,653
8.73% (1 mo. SOFR US + 5.00%), 08/22/2031, (0.00% Floor) (b)(c)	56,549	46,098
Legends Hospitality Holding Co., Senior Secured First Lien Revolver
0.00% (Fixed Rate), 08/22/2030, (0.00% Floor) (b)(c)	1,518	486
8.72% (1 mo. SOFR US + 5.00%), 08/22/2030, (0.00% Floor) (b)(c)	46,302	14,819
8.73% (1 mo. SOFR US + 5.00%), 08/22/2030, (0.00% Floor) (b)(c)	104,180	33,344
		5,165,078
Electrical Equipment – 0.3%
Inventus Power, Inc.
0.00%, 01/15/2026 (b)(c)(g)	94,000	0
11.53%, 01/15/2026 (c)	808,275	807,224
		807,224
Financial Services – 2.2%
Hertz Vehicle Financing III, Class B, 9.28%, 06/28/2028 (c)	3,000,000	3,000,900
Minotaur Acquisition, Senior Secured First Lien Term Loan, 8.72% (1 mo. SOFR US + 5.00%), 05/10/2030, (0.00% Floor) (c)	2,624,000	2,597,760
Minotaur Acquisition, Senior Secured First Lien Tranche B Term Loan, 8.72% (1 mo. SOFR US + 5.00%), 06/03/2030, (1.00% Floor) (c)	1,019,097	1,008,906
Minotaur Acquisition, Senior Secured First Lien Delay Draw Term Loan, 8.72% (1 mo. SOFR US + 5.00%), 06/03/2030, (1.00% Floor) (c)	336,630	333,263
MTC Holdings, First Lien Revolver, 10.35%, 05/10/2030 (b)(c)	103,000	0
		6,940,829

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	31

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
PRIVATE CREDIT (continued)
Food Products – 0.3%
Protein For Pets Opco, Senior Secured First Lien Term Loan, 8.97% (1 mo. SOFR US + 5.25%), 03/22/2030, (0.00% Floor) (c)		979,090	$959,704
Protein For Pets Opco, Senior Secured First Lien Revolver, 8.97% (1 mo. SOFR US + 5.25%), 03/22/2030, (0.00% Floor) (b)(c)		103,000	20,190
			979,894
Health Care Equipment & Supplies – 2.5%
Bayou Intermediate II, Senior Secured First Lien Term Loan, 8.42% (3 mo. SOFR US + 4.75%), 09/30/2032, (0.75% Floor) (c)		4,218,000	4,178,773
Bayou Intermediate II, Senior Secured First Lien Delay Draw Term Loan
8.42% (3 mo. SOFR US + 4.75%), 09/30/2032, (0.75% Floor) (b)(c)		956,723	375,971
8.48% (1 mo. SOFR US + 4.75%), 09/30/2032, (0.75% Floor) (b)(c)		193,277	75,954
Bayou Intermediate II, First Lien Revolver, 8.75%, 09/30/2032 (b)(c)		614,000	0
Spruce Bidco II, Senior Secured First Lien Term Loan
7.00% (TCOR (3 months) + 4.75%), 01/30/2032, (0.75% Floor) (c)	CAD	492,670	355,606
8.45% (6 mo. SOFR US + 4.75%), 01/30/2032, (0.75% Floor) (c)		2,710,380	2,685,173
8.91% (SOFR + 5.25%), 01/30/2032, (0.75% Floor) (c)	JPY	52,678,643	333,176
Spruce Bidco II, First Lien Revolver, 9.31%, 01/30/2032 (b)(c)		614,000	0
			8,004,653
Health Care Providers & Services – 1.5%
ACESO HOLDING, Term Loan, 8.13%, 09/27/2031 (c)	EUR	1,529,000	1,776,215
ACESO HOLDING, Delay Draw Term Loan, 9.10%, 09/27/2031 (c)	EUR	382,000	443,763
LSL Holdco LLC, Term Loan, 10.02%, 01/31/2028 (c)		2,307,795	2,228,637
LSL Holdco LLC, Incremental Term Loan, 10.42%, 01/31/2028 (c)		268,757	259,539
LSL Holdco RC, Senior Secured First Lien Revolver, 9.92% (1 mo. SOFR US + 6.00%), 01/31/2028, (0.75% Floor) (b)(c)		266,412	154,348
Petvet Care Centers LLC, Senior Secured First Lien Revolver, 9.84% (1 mo. SOFR US + 6.00%), 11/15/2029, (0.75% Floor) (b)(c)		307,000	28,496
			4,890,998

____________

See Notes to Consolidated Financial Statements.

32

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
PRIVATE CREDIT (continued)
Health Care Technology – 2.8%
Establishment Labs Holdings, Inc., First Lien Tranche A Term Loan, 9.00%, 04/21/2027 (c)		1,247,716	$1,272,670
Establishment Labs Holdings, Inc., First Lien Tranche B Delay Draw Term Loan, 9.00% (or 6.00% PIK),04/21/2027 (c)		199,823	203,819
Establishment Labs Holdings, Inc., First Lien Tranche C Delay Draw Term Loan, 9.00%, 04/21/2027 (c)		184,290	187,976
Establishment Labs Holdings, Inc., First Lien Tranche D Delay Draw Term Loan, 9.00%, 04/21/2027 (c)		184,289	187,975
Next Holdco LLC, First Lien Delay Draw Term Loan, 11.32%, 11/08/2030 (b)(c)		213,000	0
Next Holdco LLC, First Lien Revolver, 11.32%, 11/08/2029 (b)(c)		80,000	0
NextGen Healthcare, Inc., Senior Secured First Lien Term Loan, 9.09% (3 mo. SOFR US + 5.25%), 11/11/2030, (0.75% Floor) (c)		815,475	808,136
Premium Parent, Senior Secured First Lien Term Loan, 10.38% (3 mo. SOFR US + 6.50%), 11/25/2032, (0.00% Floor) (c)		6,172,186	6,050,594
Premium Parent, Senior Secured First Lien Revolver
10.23% (1 mo. SOFR US + 6.50%), 11/25/2032, (0.00% Floor) (b)(c)		406,319	97,366
10.27% (3 mo. SOFR US + 6.50%), 11/25/2032, (0.00% Floor) (b)(c)		338,600	81,138
			8,889,674
Hotels, Restaurants & Leisure – 2.9%
ASP-r-pac Acquisition Company LLC, First Lien Term Loan, 10.54%, 12/29/2027 (c)		1,663,445	1,642,320
Grove Hotel Parcel Owner LLC, Term Loan, 12.02%, 06/21/2028 (c)		1,696,772	1,651,807
Grove Hotel Parcel Owner LLC, Delay Draw Term Loan, 12.42%, 06/21/2028 (c)		350,754	341,459
Grove Hotel Parcel Owner LLC, Revolver, 12.65%, 06/21/2028 (b)(c)		175,377	85,365
Intralot Capital Lux, Tranche B Term Loan, 9.47%, 09/18/2031 (c)	GBP	4,057,000	5,367,990
			9,088,941

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	33

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
PRIVATE CREDIT (continued)
Insurance – 1.1%
Integrity Marketing Acquisition LLC, Senior Secured First Lien Term Loan
8.82% (3 mo. SOFR US + 5.00%), 08/25/2028, (0.75% Floor) (c)		2,488,973	$2,485,986
8.88% (3 mo. SOFR US + 5.00%), 08/25/2028, (0.75% Floor) (c)		315	315
Integrity Marketing Acquisition LLC, First Lien Delay Draw Term Loan, 10.28%, 08/28/2028 (b)(c)		519,866	0
Integrity Marketing Acquisition LLC, First Lien Revolver, 10.28%, 08/28/2028 (b)(c)		234,995	0
THG Acquisition, Senior Secured First Lien Term Loan, 8.47% (1 mo. SOFR US + 4.75%), 10/31/2031, (0.75% Floor) (c)		1,061,975	1,052,630
THG Acquisition, Senior Secured First Lien Delay Draw Term Loan
8.51% (1 mo. SOFR US + 4.75%), 10/31/2031, (0.75% Floor) (b)(c)		56,289	16,204
8.67% (1 mo. SOFR US + 4.75%), 10/31/2031, (0.75% Floor) (b)(c)		182,421	52,513
THG Acquisition, Senior Secured First Lien Revolver
8.47% (1 mo. SOFR US + 4.75%), 10/31/2031, (0.75% Floor) (b)(c)		102,786	13,390
8.47% (1 mo. SOFR US + 4.75%), 10/31/2031, (0.75% Floor) (b)(c)		15,418	2,008
9.07% (Fixed Rate), 10/31/2031, (0.75% Floor) (b)(c)		797	104
			3,623,150
Life Sciences Tools & Services – 1.5%
Creek Parent, Senior Secured First Lien Term Loan, 8.73% (1 mo. SOFR US + 5.00%), 12/18/2031, (0.00% Floor) (c)		3,262,348	3,210,150
Creek Parent, Senior Secured First Lien Revolver, 9.82% (Fixed Rate), 12/18/2031, (0.75% Floor) (b)(c)		471,000	0
Europa Biosite, Tranche B1 Term Loan, 2.16%, 09/22/2032 (c)	SEK	7,540,000	803,754
Europa Biosite, Tranche B2 Term Loan, 9.22%, 09/22/2032 (c)	GBP	584,527	773,334
Europa Biosite, Tranche 3 Delay Draw Term Loan, 2.16%, 09/22/2032 (b)(c)	SEK	9,158,000	0
			4,787,238
Machinery – 0.7%
ProFrac Holdings II LLC, 10.90% (3 mo. Term SOFR + 7.25%), 01/23/2029 (c)(d)		1,045,000	1,030,684
Truck-Lite Company, Senior Secured First Lien Term Loan, 8.48% (1 mo. SOFR US + 4.75%), 02/13/2032, (0.75% Floor) (c)		1,024,540	1,014,499
Truck-Lite Company, Senior Secured First Lien Tranche A Delay Draw Term Loan, 8.45% (3 mo. SOFR US + 4.75%), 02/13/2032, (0.00% Floor) (b)(c)		37,745	21,779
Truck-Lite Company, Senior Secured First Lien Revolver, 10.07% (Fixed Rate), 02/13/2031, (0.00% Floor) (b)(c)		105,000	0
			2,066,962

____________

See Notes to Consolidated Financial Statements.

34

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
PRIVATE CREDIT (continued)
Personal Care Products – 0.6%
Suave Brands, First Lien Term Loan, 7.34%, 12/01/2032 (c)		1,693,000	$1,676,239
Suave Brands, First Lien Revolver, 7.34%, 12/01/2032 (c)		113,000	111,882
			1,788,121
Pharmaceuticals – 0.4%
Bioxcel Therapeutics, Inc., First Lien Tranche A Term Loan, 8.00%, 04/19/2027 (c)		992,667	867,988
Bioxcel Therapeutics, Inc., Tranche A2 Term Loan, 13.00% (3 mo. SOFR USD + 7.50%) (or 8.00% PIK), 04/19/2027 (c)		411,467	359,787
Bioxcel Therapeutics, Inc., First Lien Tranche C Delay Draw Term Loan, 12.81%, 04/19/2027 (b)(c)		375,585	0
Bioxcel Therapeutics, Inc., Tranche D Delay Draw Term Loan, 0.00%, 04/19/2027 (b)(c)(g)		625,975	0
			1,227,775
Professional Services – 0.3%
Kite Midco II, Tranche B1 Term Loan, 8.23%, 09/20/2031 (c)		877,000	869,107
Kite Midco II, Delay Draw Term Loan, 9.43%, 09/20/2031 (b)(c)		216,000	0
			869,107
Real Estate Management & Development – 1.6%
CVS Lane, Delay Draw Term Loan, 11.60%, 07/19/2026 (b)(c)	AUD	8,830,641	3,758,670
Lightbox Intermediate, Term Loan, 9.81%, 01/14/2030 (c)		1,188,023	1,176,499
Lightbox Intermediate, Revolver, 9.81%, 01/14/2030 (b)(c)		77,000	0
			4,935,169
Software – 3.0%
CentralSquare Technologies, Senior Secured First Lien Revolver, 11.32% (Fixed Rate), 04/12/2031, (0.00% Floor) (b)(c)		66,000	0
Evergreen IX Borrower, Senior Secured First Lien Term Loan
8.42% (3 mo. SOFR US + 4.75%), 09/29/2030, (0.75% Floor) (c)		1,124,060	1,124,060
8.42% (3 mo. SOFR US + 4.75%), 09/29/2030, (0.00% Floor) (c)		283,912	283,912
____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	35

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
PRIVATE CREDIT (continued)
Evergreen IX Borrower, First Lien Revolver, 11.39%, 09/29/2029 (b)(c)		127,000	$0
Finastra USA, Inc., Senior Secured First Lien Term Loan, 10.97% (6 mo. SOFR US + 7.25%), 09/13/2029, (0.00% Floor) (c)		399,760	399,760
ICIMS, Inc., Term Loan, 10.67%, 08/18/2028 (c)		1,779,695	1,735,737
ICIMS, Inc., Senior Secured First Lien Revolver
5.75% (3 mo. SOFR US + 5.75%), 08/15/2028, (1.00% Floor) (b)(c)		14,125	4,546
9.59% (3 mo. SOFR US + 5.75%), 08/15/2028, (1.00% Floor) (b)(c)		121,695	39,168
9.61% (3 mo. SOFR US + 5.75%), 08/15/2028, (1.00% Floor) (b)(c)		21,731	6,994
Icon Parent, Inc., Senior Secured Second Lien Term Loan, 8.84% (3 mo. SOFR US + 5.00%), 11/12/2032, (0.00% Floor)		150,000	150,680
Monotype Imaging Holdings, Senior Secured First Lien Delay Draw Term Loan, 8.97% (1 mo. SOFR US + 5.25%), 02/28/2031, (0.00% Floor) (b)(c)		116,636	29,933
Monotype Imaging Holdings, First Lien Revolver, 10.84%, 02/28/2031 (b)(c)		176,000	0
Monotype Imaging Holdings, Senior Secured First Lien Term Loan, 8.97% (1 mo. SOFR US + 5.25%), 02/28/2031, (0.75% Floor) (c)		1,387,865	1,387,587
MRI Software LLC, Senior Secured First Lien Tranche 6 Delay Draw Term Loan, 8.42% (3 mo. SOFR US + 4.75%), 02/10/2028, (1.00% Floor) (c)		218,949	217,657
Optimizely North America, Senior Secured First Lien Term Loan
7.13% (1 mo. EURIBOR + 5.25%), 10/30/2031, (0.00% Floor) (c)	EUR	551,230	634,849
8.72% (1 mo. SOFR US + 5.00%), 10/30/2031, (0.00% Floor) (c)		1,540,360	1,509,553
9.22% (SONIA + 5.50%), 10/30/2031, (0.00% Floor) (c)	GBP	184,075	243,161
Optimizely North America, First Lien Revolver, 9.70%, 10/30/2031 (b)(c)		231,000	0
Pluralsight Inc, Senior Secured First Lien Tranche B Term Loan
11.83% (3 mo. SOFR US + 7.50%), 08/22/2029, (0.00% Floor) (c)		125,373	98,794
11.83%(3 mo. SOFR US) (or 12.01% PIK), 08/22/2029, (0.00% Floor) (c)		20,577	16,214
Pluralsight Inc, Senior Secured First Lien Term Loan
6.82% (3 mo. SOFR US + 3.00%), 08/22/2029, (0.00% Floor) (c)		83,164	83,164
6.82% (3 mo. SOFR US + 3.00%) (or 1.50% PIK), 08/22/2029, (0.00% Floor) (c)		1,625	1,625
Pluralsight Inc, First Lien Delay Draw Term Loan, 0.00%, 08/22/2029 (b)(c)(g)		60,308	0

____________

See Notes to Consolidated Financial Statements.

36

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par	Value
PRIVATE CREDIT (continued)
Pluralsight Inc, First Lien Revolver, 0.00%, 08/22/2029 (b)(c)(g)	24,123	$0
Pluralsight Restructure, Senior Secured First Lien Term Loan
6.82% (3 mo. SOFR US + 3.00%), 08/22/2031, (0.00% Floor) (c)	48,005	48,005
6.82% (3 mo. SOFR US + 3.00%) (or 1.50% PIK), 08/22/2031, (0.00% Floor) (c)	938	938
User Zoom Technologies 2nd Amendment, Senior Secured First Lien Term Loan, 11.44% (3 mo. SOFR US + 7.50%), 04/05/2029, (1.00% Floor) (c)	1,348,000	1,321,714
		9,338,051
Total Senior Loans		91,537,109
Senior Loans (Syndicated) – 2.6% (a)
Commercial Services & Supplies – 0.7%
Kings Buyer LLC, Senior Secured First Lien Term Loan, 9.45% (3 mo. SOFR US + 5.25%), 10/29/2027, (0.00% Floor) (c)	2,190,071	2,070,055
Health Care Providers & Services – 0.7%
Petvet Care Centers LLC, Senior Secured First Lien Term Loan, 9.72% (1 mo. SOFR US + 6.00%), 10/24/2030, (0.75% Floor) (c)	2,308,880	2,118,167
Interactive Media & Services – 0.5%
Ancestry.com, Inc., Senior Secured First Lien Tranche B Term Loan, 9.22% (1 mo. SOFR US + 5.50%), 12/06/2027, (0.00% Floor) (c)	1,608,353	1,608,352
Software – 0.7%
CentralSquare Technologies, Senior Secured First Lien Term Loan
9.67% (1 mo. SOFR US + 5.75%), 04/12/2031, (0.00% Floor) (c)	571,762	571,076
9.67% (1 mo. SOFR US + 5.75%) (or 3.50% PIK), 04/12/2031, (0.00% Floor) (c)	31,545	31,507
ICIMS, Inc., Senior Secured First Lien Term Loan, 10.11% (3 mo. SOFR US + 6.25%), 08/18/2028, (1.00% Floor) (c)	253,659	250,615
MRI Software LLC, Senior Secured First Lien Term Loan, 8.42% (3 mo. SOFR US + 4.75%), 02/10/2028, (1.00% Floor) (c)	1,402,128	1,393,856
MRI Software LLC, Senior Secured First Lien Revolver, 8.44% (3 mo. SOFR US + 4.75%), 02/10/2028, (1.00% Floor) (b)(c)	166,000	33,004
		2,280,058
Total Senior Loans (Syndicated)		8,076,632

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	37

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Shares		Value
PRIVATE CREDIT (continued)
Preferred Stock – 1.0%
Health Care Providers & Services – 0.1%
Petvet, Inc., (Acquired 11/15/2023, Cost $198,940) (c)(h)(i)		203	$231,526
Health Care Technology – 0.9%
athenahealth, Inc., (Acquired 2/15/2022, Cost $1,992,289) (c)(h)		2,033	3,014,329
Total Preferred Stock			3,245,855
Private Placement Equity – 0.7%
Distributors – 0.1%
RelaDyne (Acquired 12/23/2021, Cost $187,703) (c)(h)(i)		2,000	286,940
Ground Transportation – 0.1%
OUTGO, INC. (c)(i)		288,620	288,620
Health Care Technology – 0.5%
Ipi Legacy Liquidation Co. (c)(i)		754,923	1,592,888
Software – 0.0% (e)
Pluralsight Inc (c)(i)		41,791	0
Total Private Placement Equity			2,168,448
Warrants – 0.0% (e)
Biotechnology – 0.0% (e)
ADC Therapeutics – (Exercise price: $8.30, Expiration: 08/15/2032), (Acquired 8/15/2022, Cost $30,028) (c)(h)(i)		4,988	5,686
Mesoblast, Inc. – (Exercise Price: $7.26, Expiration: 11/19/2026), (Acquired 12/20/2021 – 1/10/2024, Cost $106,354) (c)(h)(i)		23,222	169,521
Seres Therapeutics, Inc. – (Exercise price: $6.69, Expiration: 04/27/2030), (Acquired 4/27/2023 – 4/22/2025, Cost $14,821) (c)(h)(i)		237	1,358
			176,565
Pharmaceuticals – 0.0% (e)
Bioxcel Therapeutics, Inc. – (Exercise price: $3.07, Expiration: 04/19/2029), (Acquired 3/20/2024, Cost $0) (c)(h)(i)		78	73
Bioxcel Therapeutics, Inc. – (Exercise price: $3.65, Expiration: 04/19/2029), (Acquired 4/28/2022 – 8/29/2025, Cost $0) (c)(h)(i)		274	258
			331
Total Warrants			176,896
Common Stock – 0.0% (e)
Containers & Packaging – 0.0% (e)
Ardagh Holdings USA Inc. (i)	EUR	10,329	90,530
Pharmaceuticals – 0.0% (e)
Bioxcel Therapeutics, Inc. (i)		3,557	5,691
Real Estate Management & Development – 0.0% (e)
Country Garden Holdings Co. Ltd. (i)	HKD	2,400	128
Total Common Stock			96,349
TOTAL PRIVATE CREDIT (Cost $103,867,839)			105,301,289

____________

See Notes to Consolidated Financial Statements.

38

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
STRUCTURED CREDIT – 30.3%
Collateralized Loan Obligations – 14.2%
Adagio CLO, Series IX-X, Class E, 8.12% (3 mo. EURIBOR + 6.02%), 09/15/2034, (6.02% Floor)	EUR	1,000,000	$1,155,715
Anchorage Capital CLO Ltd., Series 2020-16A, Class ER2, 9.58% (3 mo. Term SOFR + 5.70%), 01/19/2038, (5.70% Floor) (d)		2,000,000	1,959,622
Anchorage Credit Funding Ltd.
Series 2019-7A, Class SUB1, 0.00%, 04/25/2037 (d)(j)		1,000,000	586,000
Series 2020-12A, Class D, 5.93%, 10/25/2038 (d)		750,000	749,287
Ares European CLO, Series 21A, Class E, 6.76% (3 mo. EURIBOR + 4.75%), 04/15/2038, (4.75% Floor) (d)	EUR	1,000,000	1,164,162
Birch Grove CLO, Series 2021-3A, Class ER, 9.03% (3 mo. Term SOFR + 5.15%), 01/19/2038, (5.15% Floor) (d)		1,000,000	968,443
Carlyle Global Market Strategies, Series 2021-1A, Class DR, 11.20% (3 mo. Term SOFR + 7.30%), 01/15/2040, (7.30% Floor) (d)		1,000,000	1,022,720
CBAM Ltd., Series 2019-9A, Class ER, 10.95% (3 mo. Term SOFR + 7.05%), 07/15/2037, (7.05% Floor) (d)		1,300,000	1,308,984
Dryden CLO, Series 2017-27X, Class ER, 7.89% (3 mo. EURIBOR + 5.86%), 04/15/2033, (5.86% Floor)	EUR	500,000	576,778
Elmwood CLO Ltd., Series 2019-3A, Class DRR, 6.98% (3 mo. Term SOFR + 3.10%), 07/18/2037, (3.10% Floor) (d)		1,750,000	1,750,042
Fortress Credit BSL Ltd.
Series 2022-1A, Class E, 12.01% (3 mo. Term SOFR + 8.15%), 10/23/2034, (8.15% Floor) (d)		500,000	498,878
Series 2022-2A, Class DR, 8.63% (3 mo. Term SOFR + 4.75%), 10/18/2033, (4.75% Floor) (d)		1,000,000	991,737
Gallatin CLO Ltd., Series 2024-1A, Class D1, 7.88% (3 mo. Term SOFR + 4.00%), 10/20/2037, (4.00% Floor) (d)		1,000,000	1,012,746
Generate CLO Ltd., Series 2A, Class ER2, 11.21% (3 mo. Term SOFR + 7.35%), 10/22/2037, (7.35% Floor) (d)		1,200,000	1,162,362
Halsey Point CLO Ltd., Series 2024-8A, Class E, 10.68% (3 mo. Term SOFR + 6.84%), 01/30/2038, (6.84% Floor) (d)		1,000,000	1,013,244
Harvest CLO, Series 26A, Class E, 8.13% (3 mo. EURIBOR + 6.12%), 01/15/2034, (6.12% Floor) (d)	EUR	500,000	586,355
ICG US CLO Ltd.
Series 2020-1A, Class DR, 7.75% (3 mo. Term SOFR + 3.86%), 01/20/2035, (3.60% Floor) (d)		1,000,000	988,104
Series 2020-1A, Class ER, 11.60% (3 mo. Term SOFR + 7.71%), 01/20/2035, (7.45% Floor) (d)		1,000,000	964,453

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	39

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
STRUCTURED CREDIT (continued)
Marble Point CLO Ltd., Series 2021-4A, Class E, 11.41% (3 mo. Term SOFR + 7.55%), 01/22/2035, (7.29% Floor) (d)		1,750,000	$1,737,766
Monroe Capital MML CLO Ltd., Series 2022-1A, Class E, 12.20% (3 mo. Term SOFR + 8.32%), 02/24/2034, (8.32% Floor) (d)		1,000,000	952,556
Mountain View CLO Ltd.
Series 2019-2A, Class DR, 8.50% (3 mo. Term SOFR + 4.60%), 07/15/2037, (4.60% Floor) (d)		1,000,000	1,007,023
Series 2024-1A, Class E, 11.48% (3 mo. Term SOFR + 7.59%), 10/16/2037, (7.59% Floor) (d)		1,000,000	1,017,703
Neuberger Berman CLO Ltd., Series 2019-31A, Class ER2, 8.88% (3 mo. Term SOFR + 5.00%), 01/20/2039, (5.00% Floor) (d)		2,000,000	1,989,296
Oak Hill European Credit Partners
Series 2016-5A, Class ER, 8.38% (3 mo. EURIBOR + 6.37%), 01/21/2035, (6.37% Floor) (d)	EUR	1,750,000	2,076,927
Series 2016-5A, Class FR, 10.88% (3 mo. EURIBOR + 8.87%), 01/21/2035, (8.87% Floor) (d)	EUR	1,000,000	1,182,082
Octagon Investment Partners Ltd.
Series 2016-1A, Class ERR, 11.37% (3 mo. Term SOFR + 7.50%), 04/24/2037, (7.50% Floor) (d)		1,000,000	969,776
Series 2017-1A, Class ER3, 11.17% (3 mo. Term SOFR + 7.27%), 10/31/2037, (7.27% Floor) (d)		1,000,000	1,022,071
Palmer Square European CLO
Series 2022-1A, Class E, 8.37% (3 mo. EURIBOR + 6.36%), 01/21/2035, (6.36% Floor) (d)	EUR	1,200,000	1,414,097
Series 2022-1A, Class F, 10.86% (3 mo. EURIBOR + 8.85%), 01/21/2035, (8.85% Floor) (d)	EUR	1,250,000	1,474,124
Penta CLO, Series 2021-10X, Class E, 8.28% (3 mo. EURIBOR + 6.23%), 11/20/2034, (6.23% Floor)	EUR	500,000	592,171
Rockford Tower CLO Ltd., Series 2021-1A, Class E, 7.96% (3 mo. EURIBOR + 5.96%), 04/20/2034, (5.96% Floor) (d)	EUR	500,000	590,216
RR Ltd., Series 2022-24A, Class DR2, 9.40% (3 mo. Term SOFR + 5.50%), 01/15/2037, (5.50% Floor) (d)		1,000,000	994,856
Symphony CLO Ltd., Series 2012-9A, Class ER2, 11.11% (3 mo. Term SOFR + 7.21%), 07/16/2032, (0.00% Floor) (d)		438,000	373,360
TCW CLO Ltd.
Series 2019-2A, Class ER2, 10.13% (3 mo. Term SOFR + 6.25%), 01/20/2038, (6.25% Floor) (d)		1,250,000	1,223,780
Series 2021-1A, Class ER1, 10.63% (3 mo. Term SOFR + 6.75%), 01/20/2038, (6.75% Floor) (d)		1,000,000	989,598
Toro European CLO, Series 3X, Class ERR, 8.33% (3 mo. EURIBOR + 6.30%), 07/15/2034, (6.30% Floor)	EUR	1,500,000	1,701,246
Trimaran Cavu Ltd., Series 2021-3A, Class E, 11.52% (3 mo. Term SOFR + 7.63%), 01/18/2035, (7.37% Floor) (d)		900,000	897,344

____________

See Notes to Consolidated Financial Statements.

40

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par	Value
STRUCTURED CREDIT (continued)
Trinitas CLO Ltd.
Series 2021-18A, Class D, 7.75% (3 mo. Term SOFR + 3.86%), 01/20/2035, (3.60% Floor) (d)	2,000,000	$1,969,374
Series 2022-21A, Class ER, 9.38% (3 mo. Term SOFR + 5.50%), 04/20/2038 (d)	1,000,000	987,208
Wind River CLO Ltd., Series 2020-1A, Class ER, 11.30% (3 mo. Term SOFR + 7.42%), 07/20/2037, (7.42% Floor) (d)	1,000,000	1,005,214
Total Collateralized Loan Obligations		44,627,420
Asset-Backed Securities – 7.5%
Financials – 7.5%
Adams Outdoor Advertising LP, Series 2023-1, Class C, 11.71%, 07/15/2053 (d)	2,000,000	2,072,949
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.74%, 08/15/2041 (d)	16,505	16,504
CPS Auto Trust, Series 2025-D, Class E, 7.69%, 05/16/2033 (d)	1,000,000	1,024,724
GAIA Aviation Ltd., Series 2019-1, Class C, 7.00%, 12/15/2044 (d)(k)	2,265,373	1,978,351
Helios Issuer LLC, Series 2020-1A, Class B, 5.54%, 02/01/2055 (d)	919,548	836,035
Hertz Corp.
Series 2023-4A, Class D, 9.44%, 03/25/2030 (d)	1,000,000	1,050,505
Series 2024-2A, Class D, 9.41%, 01/27/2031 (d)	1,000,000	1,037,859
Horizon Aircraft Finance Ltd.
Series 2018-1, Class A, 4.46%, 12/15/2038 (d)	319,814	317,607
Series 2019-2, Class A, 3.43%, 11/15/2039 (d)	934,394	901,503
Lunar Aircraft Ltd., Series 2020-1A, Class C, 6.41%, 02/15/2045 (d)	41,764	41,376
METAL Ltd.
Series 2017-1, Class A, 4.58%, 10/15/2042 (d)	1,207,862	863,742
Series 2017-1, Class B, 6.50%, 10/15/2042 (d)	284,797	79,772
Mosaic Solar Loan Trust, Series 2024-2A, Class C, 8.50%, 04/22/2052 (d)	1,500,000	1,126,094
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A, 3.97%, 06/15/2044 (d)	364,518	359,669

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	41

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par	Value
STRUCTURED CREDIT (continued)
PMCIT
Series 2024-1, 10.05%, 10/16/2034 (c)(d)	513,000	$511,204
Series 2024-1, 14.64%, 10/16/2034 (c)(d)	685,000	686,507
Series 2024-1, 7.15%, 10/16/2034 (c)(d)	491,000	492,277
Sunnova Energy International, Inc., Series 2024-GRID1, Class 2A, 9.50%, 07/20/2051 (d)	903,029	857,313
Thunderbolt Aircraft Lease, Series 2018-A, Class B, 7.68%, 09/15/2038 (d)(k)	159,202	157,897
Uniti Group LP, Series 2025-1A, Class C, 9.02%, 04/20/2055 (d)	2,000,000	2,096,340
VistaJet Pass Through Trust, 6.25%, 02/15/2029 (c)(d)	675,000	658,969
VSTJET, Series 2020-1B, 10.91%, 01/15/2029 (c)	1,462,641	1,462,641
WAVE USA, Series 2019-1, Class C, 6.41%, 09/15/2044 (d)	2,708,264	2,336,690
Zayo Group LLC, Series 2025-1A, Class C, 8.66%, 03/20/2055 (d)	2,500,000	2,606,900
Total Asset-Backed Securities		23,573,428
Commercial Mortgage-Backed Securities – 4.5%
Arbor Realty Collateralized Loan Obligation Ltd., Series 2025-BTR1, Class D, 8.17% (1 mo. Term SOFR + 4.44%), 01/20/2041, (4.44% Floor) (d)	905,000	917,363
AREIT Trust, Series 2023-CRE8, Class D, 9.10% (1 mo. Term SOFR + 5.37%), 08/17/2041, (5.37% Floor) (d)	109,000	108,540
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XFG, 1.25%, 09/15/2048 (d)(j)(l)	10,000,000	1,090
BBCMS Mortgage Trust, Series 2021-AGW, Class D, 6.36% (1 mo. Term SOFR + 2.61%), 06/15/2036, (2.50% Floor) (d)	877,000	824,161
Benchmark Mortgage Trust, Series 2024-V5, Class D, 4.00%, 01/10/2057 (d)	36,000	32,988
BSPRT, Series 2024-FL11, Class E, 8.44% (1 mo. Term SOFR + 4.69%), 07/15/2039, (4.69% Floor) (d)	278,000	273,942
BX Trust
Series 2019-IMC, Class G, 7.40% (1 mo. Term SOFR + 3.65%), 04/15/2034, (3.60% Floor) (d)	1,131,000	1,096,711
Series 2025-OMG, Class F, 7.35% (1 mo. Term SOFR + 3.60%), 10/15/2042, (3.60% Floor) (d)	251,000	251,006

____________

See Notes to Consolidated Financial Statements.

42

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
STRUCTURED CREDIT (continued)
Caister Finance DAC
Series 1A, Class D, 7.76% (SONIA + 3.90%), 08/17/2035, (0.00% Floor) (d)	GBP	481,000	$649,172
Series 1A, Class E, 9.61% (SONIA + 5.75%), 08/17/2035, (0.00% Floor) (d)	GBP	993,000	1,337,171
CD Mortgage Trust, Series 2017-CD5, Class D, 3.35%, 08/15/2050 (d)		489,000	455,442
COMM Mortgage Trust, Series 2016-DC2, Class XF, 1.91%, 02/10/2049 (d)(j)(l)		11,810,741	24,157
CSAIL Commercial Mortgage Trust, Series 2017-CX9, Class D, 4.03%, 09/15/2050 (d)(j)		190,000	140,409
DBGS Mortgage Trust, Series 2021-W52, Class F, 8.17% (1 mo. Term SOFR + 4.41%), 10/15/2039, (4.15% Floor) (d)		1,000,000	856,639
Extended Stay America Trust
Series 2025-ESH, Class E, 7.10% (1 mo. Term SOFR + 3.35%), 10/15/2042, (3.35% Floor) (d)		195,000	196,310
Series 2025-ESH, Class F, 7.85% (1 mo. Term SOFR + 4.10%), 10/15/2042, (4.10% Floor) (d)		145,000	146,327
FS RIALTO, Series 2024-FL9, Class D, 7.67% (1 mo. Term SOFR + 3.94%), 10/19/2039, (3.94% Floor) (d)		187,000	186,913
HAVN Trust, Series 2025-MOB, Class E, 8.80% (1 mo. Term SOFR + 5.05%), 10/15/2035, (5.05% Floor) (d)		651,000	651,207
Hilton USA Trust
Series 2016-SFP, Class C, 4.12%, 11/05/2035 (c)(d)		105,000	34,094
Series 2016-SFP, Class D, 4.93%, 11/05/2035 (c)(d)		584,000	584
Life Mortgage Trust, Series 2021-BMR, Class F, 6.21% (1 mo. Term SOFR + 2.46%), 03/15/2038, (2.35% Floor) (d)		89,600	87,437
MF1 LLC, Series 2022-FL10, Class D, 9.46% (1 mo. Term SOFR + 5.73%), 09/17/2037, (5.73% Floor) (d)		232,000	232,413
Natixis Commercial Mortgage Securities Trust, Series 2022-RRI, Class F, 9.69% (1 mo. Term SOFR + 5.94%), 03/15/2035, (5.94% Floor) (d)		493,500	493,570
ONE Mortgage Trust, Series 2021-PARK, Class D, 5.36% (1 mo. Term SOFR + 1.61%), 03/15/2036, (1.50% Floor) (d)		645,000	641,909
PRM Trust, Series 2025-PRM6, Class F, 7.06%, 07/05/2033 (d)(j)		222,000	223,181
Stellar Management, Series 2025-IP, Class F, 7.71%, 06/10/2042 (d)(j)		824,000	847,982

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	43

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par		Value
STRUCTURED CREDIT (continued)
UK Logistics
Series 2024-1A, Class D, 7.86% (SONIA + 4.00%), 05/17/2034, (4.00% Floor) (d)	GBP	62,209	$83,951
Series 2024-1A, Class E, 8.86% (SONIA + 5.00%), 05/17/2034, (5.00% Floor) (d)	GBP	121,978	164,708
Series 2025-1A, Class E, 9.36% (SONIA + 5.50%), 05/17/2035, (0.00% Floor) (d)	GBP	265,615	358,982
Series 2025-2A, Class E, 7.91% (SONIA + 4.05%), 08/17/2035, (0.00% Floor) (d)	GBP	322,000	434,527
VMC Finance LLC
Series 2021-FL4, Class C, 6.10% (1 mo. Term SOFR + 2.36%), 06/16/2036, (2.36% Floor) (d)		901,000	880,277
Series 2021-FL4, Class D, 7.35% (1 mo. Term SOFR + 3.61%), 06/16/2036, (3.06% Floor) (d)		147,000	141,337
Wells Fargo Commercial Mortgage Trust, Series 2024-5C1, Class F, 4.25%, 07/15/2057 (d)		874,000	650,943
WHARF Trust, Series 2025-DC, Class E, 7.72%, 07/15/2040 (d)(j)		867,000	902,047
Total Commercial Mortgage-Backed Securities			14,327,490
Residential Mortgage-Backed Securities – 3.3%
ACRA Trust
Series 2024-NQM1, Class B1, 8.15%, 10/25/2064 (d)(j)		110,000	112,631
Series 2024-NQM1, Class M1B, 7.19%, 10/25/2064 (d)(j)		200,000	202,591
Adamas Trust, Inc., Series 2024-BPL2, Class M, 8.41%, 05/25/2039 (d)		145,000	146,430
Angel Oak Mortgage Trust LLC, Series 2024-12, Class M1A, 6.49%, 10/25/2069 (d)(j)		125,000	127,145
Bellemeade Re Ltd., Series 2024-1, Class M1C, 7.82% (30 day avg SOFR US + 3.95%), 08/25/2034, (3.90% Floor) (d)		161,000	165,965
BRAVO Residential Funding Trust, Series 2024-NQM1, Class B1, 8.04%, 12/01/2063 (d)		128,000	131,195
CFST Mortgage Trust, Series 2025-RTL1, Class A2, 9.28%, 10/25/2030 (d)(k)		300,000	302,604
CHNGE Mortgage Trust, Series 2023-4, Class B1, 8.40%, 09/25/2058 (d)(j)		891,000	895,077
COLT Funding LLC, Series 2024-INV3, Class B1, 7.71%, 09/25/2069 (d)(j)		363,000	376,177
Credit Suisse Mortgage Capital Certificates, Series 2021-NQM8, Class B2, 4.24%, 10/25/2066 (d)(j)		159,000	136,810

____________

See Notes to Consolidated Financial Statements.

44

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par	Value
STRUCTURED CREDIT (continued)
Deephaven Residential Mortgage Trust, Series 2022-2, Class B1, 4.31%, 03/25/2067 (d)(j)	229,000	$187,774
EASY Trust, Series 2025-RTL1, Class A2, 8.30%, 05/25/2040 (d)(k)	741,000	753,160
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class M, 4.50%, 02/25/2059 (d)(j)	560,937	535,981
GCAT, Series 2023-NQM2, Class B2, 6.91%, 11/25/2067 (d)(j)	279,000	278,319
GCAT Trust, Series 2022-NQM1, Class B1, 3.92%, 02/25/2067 (d)(j)	476,000	374,083
Imperial Fund Mortgage Trust, Series 2022-NQM3, Class M1, 4.41%, 05/25/2067 (d)(j)	332,000	284,724
JP Morgan Mortgage Trust
Series 2022-DSC1, Class B2, 4.92%, 01/25/2063 (d)(j)	433,000	363,691
Series 2023-DSC1, Class B1, 4.71%, 07/25/2063 (d)(j)	292,000	256,055
Series 2023-DSC1, Class B2, 4.71%, 07/25/2063 (d)(j)	280,000	225,235
Series 2024-CES1, Class B1, 7.64%, 06/25/2054 (d)(j)	100,000	100,336
Series 2025-CES5, Class B1, 6.69%, 02/25/2056 (d)(j)	195,000	195,813
Knock Issuer Trust, Series 2025-1, Class A1, 7.12%, 02/25/2030 (d)	224,000	226,874
Mello Mortgage Capital Acceptance, Series 2022-INV1, Class B4, 3.31%, 03/25/2052 (d)(j)	208,135	167,411
MFA Trust, Series 2022-NQM1, Class B1, 4.27%, 12/25/2066 (d)(j)	251,000	209,647
New Residential Mortgage Loan Trust, Series 2024-RTL2, Class M1, 9.43%, 09/25/2039 (d)(j)	160,000	161,850
PRKCM Trust
Series 2021-AFC1, Class B1, 3.95%, 08/25/2056 (d)(j)	278,000	211,710
Series 2022-AFC2, Class B1, 6.11%, 08/25/2057 (d)(j)	204,000	202,963
Series 2023-AFC2, Class B1, 8.15%, 06/25/2058 (d)(j)	100,000	100,136
Series 2023-AFC4, Class B1, 7.95%, 11/25/2058 (d)(j)	293,000	295,233
Series 2024-AFC1, Class B1, 8.06%, 03/25/2059 (d)(j)	176,000	178,548

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	45

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par	Value
STRUCTURED CREDIT (continued)
RCKT Mortgage Trust
Series 2024-CES1, Class M2, 6.77%, 02/25/2044 (d)(j)	100,000	$101,005
Series 2024-CES2, Class M2, 6.77%, 04/25/2044 (d)(j)	100,000	101,387
Series 2024-CES6, Class B2, 8.23%, 09/25/2044 (d)	140,000	141,112
RCO Mortgage LLC, Series 2025-4, Class A2, 6.90%, 10/25/2030 (d)(k)	277,000	277,635
Seasoned Credit Risk Transfer Trust, Series 2022-1, Class M, 4.50%, 11/25/2061 (d)(j)	226,000	202,068
Starwood Mortgage Residential Trust
Series 2021-3, Class B1, 3.35%, 06/25/2056 (d)(j)	210,000	171,981
Series 2022-SFR3, Class F, 8.25% (1 mo. Term SOFR + 4.50%), 05/17/2039, (4.50% Floor) (d)	80,769	81,010
Toorak Mortgage Trust, Series 2024-RRTL1, Class M1, 9.16%, 02/25/2039 (d)(j)	71,000	71,336
TVC Mortgage Trust, Series 2024-RRTL1, Class M1, 7.42%, 07/25/2039 (d)(k)	295,000	296,982
Verus Securitization Trust, Series 2023-2, Class B1, 7.42%, 03/25/2068 (d)(j)	100,000	99,631
Western Alliance Bancorp, Series 2021-CL2, Class M4, 9.22% (30 day avg SOFR US + 5.35%), 07/25/2059, (0.00% Floor) (d)	718,869	784,016
Total Residential Mortgage-Backed Securities		10,234,331
High Yield – 0.8% (a)
Financial Services – 0.6%
Mexico Remittances Funding Fiduciary Estate Management Sarl, 12.50%, 10/15/2031 (d)	1,850,000	1,910,125
Household Durables – 0.2%
Adams Homes, Inc., 9.25%, 10/15/2028 (d)	572,000	598,731
Total High Yield		2,508,856
TOTAL STRUCTURED CREDIT (Cost $93,843,389)		95,271,525
EMERGING MARKETS – 3.4%
Building Products – 0.1% (a)
Limak Cimento Sanayi ve Ticaret AS, 9.75%, 07/25/2029	250,000	253,042
Chemicals – 0.3% (a)
Braskem Netherlands Finance BV
4.50%, 01/31/2030	47,400	18,562
7.25%, 02/13/2033	987,300	383,205
____________

See Notes to Consolidated Financial Statements.

46

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par	Value
EMERGING MARKETS (continued)
8.00%, 10/15/2034	826,600	$320,837
8.50% to 01/23/2026 then 5 yr. CMT Rate + 8.22%, 01/23/2081	472,000	82,600
		805,204
Diversified Telecommunication Services – 0.2% (a)
Telecom Argentina, Term Loan, 9.32%, 02/21/2029 (c)	473,524	473,524
Telecom Argentina SA, 9.25%, 05/28/2033 (d)	260,000	272,054
		745,578
Food Products – 0.3% (a)
Grupo Nutresa SA, 9.00%, 05/12/2035 (d)	907,000	1,025,551
Metals & Mining – 1.2% (a)
CSN Resources SA
8.88%, 12/05/2030	731,000	679,680
5.88%, 04/08/2032	335,000	264,223
Samarco Mineracao SA, 9.50% (or 9.00% PIK), 06/30/2031	1,109,111	1,124,794
Vedanta Resources Finance II PLC, 10.88%, 09/17/2029 (d)	1,489,000	1,572,302
		3,640,999
Oil, Gas & Consumable Fuels – 1.2% (a)
Azule Energy Finance PLC, 8.13%, 01/23/2030 (d)	1,727,000	1,730,972
Ecopetrol SA, 8.38%, 01/19/2036	1,178,000	1,213,094
Petroleos Mexicanos, 6.75%, 09/21/2047	1,133,000	932,310
		3,876,376
Real Estate Management & Development – 0.1% (a)
CIFI Holdings Group Co. Ltd.
0.00%, 06/30/2029 (g)	723,465	52,451
2.75% (or 2.75% PIK), 12/30/2029	361,732	28,939
RKPF Overseas Ltd.
5.90%, 09/05/2028 (m)	441,811	87,062
6.00%, 03/04/2029 (m)	441,488	86,920
Shimao Group Holdings Ltd.
5.00% (or 6.00% PIK), 07/21/2031 (d)	1,365,829	48,487
2.00% (or 3.00% PIK), 07/21/2032 (d)	249,481	8,108
2.00% (or 3.00% PIK), 07/21/2033 (d)	374,224	10,291
2.00% (or 3.00% PIK), 01/21/2034 (d)	374,224	9,018
		331,276
TOTAL EMERGING MARKETS (Cost $13,594,182)		10,678,026

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	47

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Shares	Value
SHORT-TERM INVESTMENTS – 4.4%
MONEY MARKET FUNDS – 3.5%
First American Government Obligations Fund – Class X, 3.67% (n)	10,903,519	$10,903,519
	Par
U.S. TREASURY BILLS – 0.9%
3.23%, 01/22/2026 (o)	3,000,000	2,994,086
TOTAL SHORT-TERM INVESTMENTS (Cost $13,897,175)		13,897,605
TOTAL INVESTMENTS – 130.3% (Cost $409,041,968) (f)		410,226,556
Liabilities in Excess of Other Assets – (30.3)%		(95,288,651)
TOTAL NET ASSETS – 100.0%		$314,937,905
Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.
CMT	—	Constant Maturity Treasury
EURIBOR	—	Euro Interbank Offered Rate
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
PIK	—	Payment in Kind
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust
SOFR	—	Secured Overnight Financing Rate
SONIA	—	Sterling Overnight Index Average
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
EUR	—	Euro
GBP	—	British Pound
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
SEK	—	Swedish Krona

(a)   To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)   As of December 31, 2025, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. All values are reflected at par.

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
ASP-r-pac Acquisition Company LLC	First Lien Revolver	$205,745	$160,481	$45,264
AVSC Holding	First Lien Revolver	412,000	0	412,000
Bayou Intermediate II	First Lien Delay Draw Term Loan	193,277	76,666	116,611
Bayou Intermediate II	First Lien Delay Draw Term Loan	956,723	379,499	577,224
Bayou Intermediate II	First Lien Revolver	614,000	0	614,000
Bioxcel Therapeutics, Inc.	First Lien Tranche C Delay Draw Term Loan	375,585	0	375,585
Bioxcel Therapeutics, Inc.	Tranche D Delay Draw Term Loan	625,975	0	625,975
CentralSquare Technologies	First Lien Revolver	66,000	0	66,000
CoreWeave Compute	First Lien Delay Draw Term Loan	593,018	81,813	511,205

____________

See Notes to Consolidated Financial Statements.

48

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
CoreWeave Compute	Term Loan	$606,982	$83,739	$523,243
CPS Mezzanine	Tranche B Revolver	3,750,000	2,019,840	1,730,160
Creek Parent	First Lien Revolver	471,000	0	471,000
CVS Lane	Delay Draw Term Loan	8,830,641	5,636,727	3,193,914
DIOT-SIACI BidCo SAS	First Lien Tranche DD Delay Draw Term Loan	100,962	0	100,962
Europa Biosite	Tranche 3 Delay Draw Term Loan	9,158,000	0	9,158,000
Evergreen IX Borrower	First Lien Revolver	127,000	0	127,000
Galileo Parent, Inc.	First Lien Revolver	366,928	241,124	125,804
Galileo Parent, Inc.	First Lien Revolver	3,072	2,019	1,053
GASL Bermuda	Tranche B1 Revolver	3,100,000	1,830,384	1,269,616
Geotechnical Merger Sub	Delay Draw Term Loan	623,000	305,270	317,730
Geotechnical Merger Sub	Revolver	234,000	54,600	179,400
Grove Hotel Parcel Owner LLC	Revolver	175,377	87,688	87,689
ICIMS, Inc.	First Lien Revolver	14,125	4,661	9,464
ICIMS, Inc.	First Lien Revolver	21,731	7,171	14,560
ICIMS, Inc.	First Lien Revolver	121,695	40,159	81,536
Integrity Marketing Acquisition LLC	First Lien Delay Draw Term Loan	519,866	0	519,866
Integrity Marketing Acquisition LLC	First Lien Revolver	234,995	0	234,995
Inventus Power, Inc.		94,000	0	94,000
Kings Buyer LLC	First Lien Revolver	472,406	173,216	299,190
Kite Midco II	Delay Draw Term Loan	216,000	0	216,000
Legends Hospitality Holding Co.	First Lien Delay Draw Term Loan	19,202	15,927	3,275
Legends Hospitality Holding Co.	First Lien Delay Draw Term Loan	56,549	46,905	9,644
Legends Hospitality Holding Co.	First Lien Revolver	46,302	15,048	31,254
Legends Hospitality Holding Co.	First Lien Revolver	104,180	33,859	70,321
Legends Hospitality Holding Co.	First Lien Revolver	1,518	493	1,025
Lightbox Intermediate	Revolver	77,000	0	77,000
LSL Holdco RC	First Lien Revolver	266,412	159,847	106,565
MedMark Services	First Lien Revolver	19,837	19,625	212
Monotype Imaging Holdings	First Lien Delay Draw Term Loan	116,636	29,939	86,697
Monotype Imaging Holdings	First Lien Revolver	176,000	0	176,000
MRI Software LLC	First Lien Revolver	166,000	33,200	132,800
MTC Holdings	First Lien Revolver	103,000	0	103,000
Next Holdco LLC	First Lien Delay Draw Term Loan	213,000	0	213,000
Next Holdco LLC	First Lien Revolver	80,000	0	80,000
NFM & J LP	First Lien Revolver	11,665	4,083	7,582
NFM & J LP	First Lien Revolver	98,698	34,544	64,154
Optimizely North America	First Lien Revolver	231,000	0	231,000
Petvet Care Centers LLC	First Lien Revolver	307,000	30,700	276,300
Pluralsight Inc	First Lien Delay Draw Term Loan	60,308	0	60,308
Pluralsight Inc	First Lien Revolver	24,123	0	24,123
Premium Parent	First Lien Revolver	406,319	99,322	306,997
Premium Parent	First Lien Revolver	338,600	82,769	255,831
Protein For Pets Opco	First Lien Revolver	103,000	20,600	82,400

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	49

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Sorenson Communications	Revolver	$198,000	$0	$198,000
Spruce Bidco II	First Lien Revolver	614,000	0	614,000
THG Acquisition	First Lien Delay Draw Term Loan	29,317	8,514	20,803
THG Acquisition	First Lien Delay Draw Term Loan	56,289	16,348	39,941
THG Acquisition	First Lien Delay Draw Term Loan	48,544	14,098	34,446
THG Acquisition	First Lien Delay Draw Term Loan	11,668	3,388	8,280
THG Acquisition	First Lien Delay Draw Term Loan	4,084	1,186	2,898
THG Acquisition	First Lien Delay Draw Term Loan	10,385	3,016	7,369
THG Acquisition	First Lien Delay Draw Term Loan	19,936	5,790	14,146
THG Acquisition	First Lien Delay Draw Term Loan	58,487	16,986	41,501
THG Acquisition	First Lien Revolver	102,786	13,509	89,277
THG Acquisition	First Lien Revolver	797	105	692
THG Acquisition	First Lien Revolver	15,418	2,027	13,391
Truck-Lite Company	First Lien Revolver	105,000	0	105,000
Truck-Lite Company	First Lien Tranche A Delay Draw Term Loan	37,745	21,995	15,750
USIC Holdings	First Lien Delay Draw Term Loan	67,304	38,499	28,805
USIC Holdings	First Lien Delay Draw Term Loan	17,358	9,929	7,429
USIC Holdings	First Lien Revolver	55,488	26,000	29,488
USIC Holdings	First Lien Revolver	44,390	20,800	23,590
USIC Holdings	First Lien Revolver	82,122	38,480	43,642
WP CPP Holdings	First Lien Revolver	90,000	0	90,000
		$37,979,570	$12,052,588	$25,926,982

(c)   Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $110,215,331 or 35.0% of net assets as of December 31, 2025.

(d)   Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2025, the value of these securities total $148,408,773 or 47.1% of the Fund’s net assets.

(e)   Represents less than 0.05% of net assets.

(f)    These securities are pledged as collateral for the credit facility.

(g)   Zero coupon bonds make no periodic interest payments.

(h)   Restricted security purchased in a private placement transaction in which resale to the public may require registration. As of December 31, 2025, the value of these securities total $3,709,691 or 1.2% of the Fund’s net assets.

(i)    Non-income producing security.

(j)    Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of December 31, 2025.

(k)   Step coupon bond. The rate disclosed is as of December 31, 2025.

(l)    Interest only security.

(m)   Issuer is currently in default.

(n)   The rate shown represents the 7-day annualized yield as of December 31, 2025.

(o)   The rate shown is the annualized yield as of December 31, 2025.

____________

See Notes to Consolidated Financial Statements.

50

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025

Futures Contracts:

As of December 31, 2025, the following futures contracts were outstanding:

Description	Contracts Purchased (Sold)	Expiration Date	Notional Value	Value/Unrealized Appreciation
U.S. Treasury 2 Year Note	199	03/31/2026	$41,549,023	$35,360
U.S. Treasury 5 Year Note	(91)	03/31/2026	9,946,726	0
Net Unrealized Appreciation				$35,360

Forward Currency Contracts:

As of December 31, 2025, the following forward currency contracts were outstanding:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	01/22/2026	CAD	11,796	USD	8,465	$138
State Street Bank & Trust Co.	01/22/2026	EUR	2,250,541	USD	2,620,850	26,822
State Street Bank & Trust Co.	01/22/2026	GBP	714,889	USD	942,374	21,236
State Street Bank & Trust Co.	01/22/2026	USD	345,942	JPY	52,196,841	12,038
State Street Bank & Trust Co.	01/22/2026	USD	3,689,030	AUD	5,605,980	(52,620)
State Street Bank & Trust Co.	01/22/2026	USD	355,573	CAD	493,649	(4,455)
State Street Bank & Trust Co.	01/22/2026	USD	11,914,355	EUR	10,211,145	(98,652)
State Street Bank & Trust Co.	04/16/2026	USD	48,278,114	EUR	41,412,004	(630,832)
State Street Bank & Trust Co.	01/22/2026	USD	14,130,953	GBP	10,544,366	(81,960)
State Street Bank & Trust Co.	01/22/2026	USD	776,427	SEK	7,297,620	(17,182)
Net Unrealized Depreciation						$(825,467)
AUD	—	Australian Dollars
CAD	—	Canadian Dollar
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
SEK	—	Swedish Krona
USD	—	United States Dollar

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	51

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025

Credit Default Swap Contracts — Sell Protection (a):

As of December 31, 2025, the following credit default swap contracts were outstanding

Reference Obligation	Financing Rate Received	Payment Frequency	Maturity Date	Notional Amount (b)	Value (c)	Upfront Payments	Unrealized Appreciation
Sell Protection (a):
CDS Cobalt Series 1	4.95%	Quarterly	08/07/2030	$1,600,000	$1,604,620	$1,580,235	$24,385

Goldman Sachs is the counterparty for the swap.

(a)   If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(b)   The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(c)   The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

____________

See Notes to Consolidated Financial Statements.

52

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Statement of Assets and Liabilities December 31, 2025
Assets:
Investments in securities, at value (Cost $409,041,968)	$410,226,556
Interest receivable	5,056,936
Receivable for investments sold	2,210,358
Foreign currency, at value (Cost $2,117,878)	2,123,461
Premiums paid for swap contracts	1,580,235
Cash	494,510
Deposit at broker for future contracts	352,522
Receivable for fund shares sold	320,460
Unrealized appreciation on forward currency contracts (Note 3)	60,234
Unrealized appreciation on unfunded loan commitments	56,811
Unrealized appreciation on swap contracts (Note 3)	24,385
Prepaid expenses	48,532
Total assets	422,555,000
Liabilities:
Payable for credit facility (Note 6)	99,500,000
Deferred debt issuance costs, credit facility (Note 6)	(200,099)
Payable for investments purchased	6,265,455
Unrealized depreciation on forward currency contracts (Note 3)	885,701
Interest payable for credit facility (Note 6)	377,087
Investment advisory fees payable, net (Note 4)	193,771
Variation margin on futures contracts (Note 3)	3,328
Accrued expenses	591,852
Total liabilities	107,617,095
Indemnifications, commitments and contingencies (Notes 4 and 10)
Net Assets	$314,937,905
Composition of Net Assets:
Paid-in capital	324,720,380
Accumulated losses	(9,782,475)
Net Assets	$314,937,905
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	34,966,748
Net asset value per share	$9.01

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	53

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Statement of Operations For the Year Ended December 31, 2025
Investment Income:
Interest (net of foreign withholding tax of $297,961)	$36,540,453
Dividends and distributions	233,146
Total investment income	36,773,599
Expenses:
Investment advisory fees (Note 4)	4,893,977
Legal fees	408,760
Fund accounting and sub-administration fees	337,688
Audit and tax services	268,590
Directors' fees	216,922
Transfer agent fees	139,140
Miscellaneous	85,575
Reports to shareholders	72,738
Registration fees	70,585
Custodian fees	66,245
Insurance	14,776
Total operating expenses	6,574,996
Interest expense and credit facility fees (Note 6)	5,302,620
Less expenses reimbursed by the investment adviser (Note 4)	(72,842)
Net expenses	11,804,774
Net Investment income	24,968,825
Net realized gain (loss) on:
Investments	(1,486,572)
Foreign currency transactions	42,772
Forward currency contracts	(1,616,863)
Futures contracts	27,239
Swap contracts	(19,765)
Net realized loss	(3,053,189)
Net change in unrealized appreciation (depreciation) on:
Investments	5,309,785
Unfunded loan commitments	16,222
Foreign currency	8,297
Foreign currency translations	(122,645)
Forward currency contracts	(3,507,796)
Futures contracts	73,567
Swap contracts	24,385
Net change in unrealized appreciation	1,801,815
Net realized and unrealized loss	(1,251,374)
Net increase in net assets resulting from operations	$23,717,451
____________

See Notes to Consolidated Financial Statements.

54

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Statements of Changes in Net Assets
	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$24,968,825	$23,389,509
Net realized loss	(3,053,189)	(3,463,435)
Net change in unrealized appreciation	1,801,815	10,053,084
Net increase in net assets resulting from operations	23,717,451	29,979,158
Distributions to Shareholders:
Distributable earnings	(24,717,609)	(22,828,124)
Return of capital	(3,709,846)	—
Total distributions to shareholders	(28,427,455)	(22,828,124)
Capital Share Transactions:
Proceeds from shares sold	40,423,235	58,996,400
Reinvestment of distributions	20,959,635	16,734,114
Repurchase of shares (Note 8)	(34,333,503)	(20,399,804)
Net increase in net assets from capital share transactions	27,049,367	55,330,710
Total increase in net assets	22,339,363	62,481,744
Net Assets:
Beginning of year	292,598,542	230,116,798
End of year	$314,937,905	$292,598,542
Share Transactions:
Shares sold	4,420,697	6,477,678
Shares reinvested	2,318,159	1,845,541
Shares repurchased (Note 8)	(3,764,652)	(2,232,689)
Net increase in shares outstanding	2,974,204	6,090,530

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	55

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Statement of Cash Flows For the Year Ended December 31, 2025
Increase (Decrease) in Cash:
Cash flows provided by (used in) operating activities
Net Increase in net assets resulting from operations	$23,717,451
Adjustments to reconcile net Increase in net assets resulting from operations to net cash used in operating activities
Purchases of long-term portfolio investments and principal payups	(196,965,782)
Proceeds from disposition of long-term portfolio investments and principal paydowns	164,139,327
Net purchases and sales of short-term portfolio investments	(6,795,773)
Premiums paid for swap contracts	(1,580,235)
Amortization of deferred debt issuance costs	(1,677)
Increase in interest receivable	(449,387)
Decrease in prepaid expenses	954
Increase in interest payable for credit facility	253,803
Increase in payable for variation margin	1,047
Decrease in investment advisory fees payable	(10,726)
Increase in accrued expenses	331,216
Net accretion of discount on investments and other adjustments to cost	(3,205,545)
Net change in unrealized appreciation on investments	(5,309,785)
Net change in unrealized appreciation on foreign currency	(8,297)
Net change in unrealized appreciation on unfunded commitments	(16,222)
Net change in unrealized appreciation on swap contracts	(24,385)
Net change in unrealized appreciation on forward currency contracts	3,507,796
Net realized loss on investment transactions	1,486,572
Net cash used in operating activities	(20,929,648)
Cash flows provided by (used for) financing activities:
Proceeds from credit facility	25,000,000
Proceeds from shares sold	40,421,023
Repurchase of shares	(34,333,503)
Distributions paid to shareholders, net of reinvestments	(7,467,820)
Net cash provided by financing activities	23,619,700
Effect of exchange rate changes on cash	8,297
Net increase in cash	2,698,349
Cash at beginning of year	272,144
Cash at end of year	$2,970,493
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility for the year ended December 31, 2025 totaled $5,050,494.
Non-cash financing activities not included consist of reinvestment of distributions for the year ended December 31, 2025 of $20,959,635.
Reconciliation of Cash at the End of Year to the Consolidated Statement of Assets and Liabilities:
Cash	$494,510
Foreign currency	2,123,461
Cash on deposit with brokers for futures contracts	352,522
Cash at end of year	$2,970,493

____________

See Notes to Consolidated Financial Statements.

56

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Financial Highlights
Class D	For the Year Ended December 31,				For the Period November 1, 2021[1] December 31, 2021
	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value, beginning of period	$9.15	$8.88	$8.59	$9.94	$10.00
Income from Investment Operations:
Net investment income[2]	0.74	0.81	0.78	0.50	0.02
Net realized and change in unrealized gain (loss)[2]	(0.04)	0.23	0.20	(1.20)	(0.07)
Net increase (decrease) in net asset value resulting from operations	0.70	1.04	0.98	(0.70)	(0.05)
Distributions to Shareholders:
From net investment income	(0.73)	(0.77)	(0.69)	(0.65)	(0.01)
From return of capital distributions	(0.11)	—	—	—	—
Total distributions paid*	(0.84)	(0.77)	(0.69)	(0.65)	(0.01)
Net asset value, end of period	$9.01	$9.15	$8.88	$8.59	$9.94
Total Investment Return†,3	7.94%	12.11%	11.76%	(7.03)%	(0.37)%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$314,938	$292,599	$230,117	$151,702	$150,092
Gross operating expenses excluding interest expense[4]	2.12%	2.11%	2.03%	1.96%	5.55%
Interest expense[4]	1.71%	1.35%	0.98%	0.55%	—%
Gross operating expenses[4]	3.83%	3.46%	3.01%	2.51%	5.55%
Net expenses, including fee waivers and reimbursement or recoupment and excluding interest expense[4]	2.10%	2.10%	2.10%	2.10%	2.10%
Net expenses, including fee waivers and reimbursement or recoupment and interest expense[4]	3.81%	3.45%	3.08%	2.65%	2.10%
Net investment income[4]	8.06%	8.86%	8.81%	5.64%	1.51%
Net investment income (loss), excluding the effect of fee waivers and reimbursement or recoupment[4]	8.04%	8.85%	8.88%	5.50%	(1.94)%
Portfolio turnover rate[3]	41%	39%	24%	25%	4%

The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years, as applicable.
Fiscal or Period End	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit[5]	Involuntary Liquidating Preference Per Unit	Average Market Value Per Unit (Exclude Bank Loans)	Type of Senior Securities
December 31, 2025	$99,500,000	$4,165	N/A	N/A	Credit Facility
December 31, 2024	74,500,000	4,927	N/A	N/A	Credit Facility
December 31, 2023	35,000,000	7,575	N/A	N/A	Credit Facility
December 31, 2022	20,000,000	8,585	N/A	N/A	Credit Facility
December 31, 2021[1]	N/A	N/A	N/A	N/A	N/A

____________

*       Distributions for annual periods determined in accordance with federal income tax regulations.

†     Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

1   Commencement of operations was November 1, 2021.

2   Per share amounts presented are based on average shares outstanding throughout the period indicated.

3   Not annualized for periods less than one year.

4   Annualized for periods less than one year.

5   Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	57

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements December 31, 2025

1.  Organization

Oaktree Diversified Income Fund Inc. (the “Fund”) was organized as a corporation under the laws of the State of Maryland on June 29, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company that continuously offers its shares of common stock, $0.001 par value per share (the “Common Shares”), and is operated as an “interval fund.” The Fund’s Class D shares commenced operations on November 1, 2021.

The Fund offers four classes of Shares: Class A Shares, Class D Shares, Class T Shares, and Class U Shares. The Fund was granted exemptive relief (the “Exemptive Relief”) from the Securities and Exchange Commission (the “SEC”), permitting the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees.

Oaktree Fund Advisors, LLC (the “Adviser”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to the Fund. The Adviser is an affiliate of Oaktree Capital Management, L.P. (“OCM”), a leading global investment management firm headquartered in Los Angeles, California focused on less efficient markets and alternative investments, and is a subsidiary of Oaktree Capital Group, LLC (“OCG,” and collectively with OCM and the Adviser, “Oaktree”). Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments. As of December 31, 2025, Brookfield owned 74% of Oaktree.

Brookfield Public Securities Group LLC (the “Administrator”), an indirect wholly-owned subsidiary of Brookfield Asset Management Ltd. (NYSE: BAM; TSX: BAMA) (“Brookfield” or “BAM”), is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as Administrator to the Fund. In 2019, BAM acquired a majority interest in Oaktree.

The Fund’s investment objective is to seek current income and attractive total return. The Fund seeks to achieve its investment objective by investing globally in high-conviction opportunities across Oaktree’s performing credit platform of high-yield bonds, senior loans, structured credit, emerging markets debt and convertibles, inclusive of both public and private credit sectors. High-yield bonds are also referred to as “below-investment grade rated securities” or “junk bonds,” as described in the Fund’s Prospectus. The Fund seeks to add value through three sources: (1) providing exposure to asset classes that require specialized expertise; (2) performing well in each asset class through proprietary, bottom-up and credit research; and (3) allocating capital opportunistically among asset classes based on Oaktree’s assessment of relative value.

Oaktree Diversified Income Fund (Cayman) Ltd. (the “Subsidiary”), a Cayman Islands exempted company and wholly-owned subsidiary of the Fund, was formed on November 11, 2021. The Subsidiary was established for the purpose of investing in certain Regulation S securities. As a wholly-owned subsidiary of the Fund, the financial results of the Subsidiary are included in the consolidated financial statements and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the Consolidated Schedule of Investments. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2025 were $9,828,527, or 3.1% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies.

Valuation of Investments: The Fund’s Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

58

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.

Bank Loans, Assignments, and Participations. Loans (including “Senior Loans” (as described below), delayed funding loans and revolving credit facilities) may be fixed-or floating-rate obligations. Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets. Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issuers, and interests therein. Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the Secured Overnight Financial Rate, “SOFR,” or a similar reference rate) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (an “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

2025 Annual Report	59

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

Non-publicly traded debt and equity securities and other securities or instruments for which reliable market quotations are not available are valued by the Adviser using valuation methodologies applied on a consistent basis. These securities may initially be valued at the acquisition price as the best indicator of fair value. The Adviser reviews the significant unobservable inputs, valuations of comparable investments and other similar transactions for investments valued at acquisition price to determine whether another valuation methodology should be utilized. Subsequent valuations will depend on facts and circumstances known as of the valuation date and the application of valuation methodologies further described below. The fair value may also be based on a pending transaction expected to close after the valuation date. These valuation methodologies involve a significant degree of management judgment. Accordingly, valuations do not necessarily represent the amounts which may eventually be realized from sales or other dispositions of investments in the future. Fair values may differ from the values that would have been used had a ready market for the investment existed, and the differences could be material to the consolidated financial statements.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1	—	quoted prices in active markets for identical assets or liabilities
Level 2	—

quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
60

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2025:

	Level 1		Level 2	Level 3	Total
Assets:
Investments:
Corporate Credit:
Senior Loans (Syndicated)	$—		$108,300,275	$1,816,376	$110,116,651
High Yield	—		74,961,460	—	74,961,460
Corporate Credit – Total	—		183,261,735	1,816,376	185,078,111
Private Credit:
Senior Loans	$—		$1,125,785	$90,411,324	$91,537,109
Senior Loans (Syndicated)	—		—	8,076,632	8,076,632
Preferred Stock	—		—	3,245,855	3,245,855
Private Placement Equity	—		—	2,168,448	2,168,448
Warrants	—		—	176,896	176,896
Common Stock	5,819		90,530	—	96,349
Private Credit – Total	5,819		1,216,315	104,079,155	105,301,289
Structured Credit:
Collateralized Loan Obligations	$—		$44,627,420	$—	$44,627,420
Asset-Backed Securities	—		19,761,830	3,811,598	23,573,428
Commercial Mortgage-Backed Securities	—		14,292,812	34,678	14,327,490
Residential Mortgage-Backed Securities	—		10,234,331	—	10,234,331
High Yield	—		2,508,856	—	2,508,856
Structured Credit – Total	—		91,425,249	3,846,276	95,271,525
Emerging Markets:
High Yield	$—		$10,204,502	$473,524	$10,678,026
Emerging Markets – Total	—		10,204,502	473,524	10,678,026
Money Market Funds	10,903,519		—	—	10,903,519
U.S. Treasury Bills	—		2,994,086	—	2,994,086
Total Investments	$10,909,338		$289,101,887	$110,215,331	$410,226,556

Other Financial Instruments:
Credit Default Swaps*	$—		$24,385	$—	$24,385
Forward Currency Contracts*	—		60,234	—	60,234
Unfunded Loan Commitments*	—		13,534	43,277	56,811
Futures Contracts*	35,360		—	—	35,360
Total Other Financial Instruments	$35,360		$98,153	$43,277	$176,790

Liabilities:
Other Financial Instruments:
Forward Currency Contracts*	$—		$(885,701)	$—	$(885,701)
Futures Contracts*	0	(a)	—	—	0 (a)
Total Other Financial Instruments	$0	(a)	$(885,701)	$—	$(885,701)

____________

*      The fair value of the Fund’s investment represents the unrealized appreciation (depreciation) as of December 31, 2025.

(a)    Rounds to zero.

2025 Annual Report	61

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025

The Fund used valuation approaches consistent with the income approach and market approach to determine fair value of certain Level 3 assets as of December 31, 2025. The valuation methodologies utilized by the Fund included discounted cash flows analysis, recent transaction analysis, market yield analysis and market comparable analysis and are described below.

The discounted cash flows analysis utilizes a discounted cash flow method that incorporates expected timing and level of cash flows, as well as assumptions in determining growth rates, income and expense projections, discount rates, capital structure, terminal values and other factors. The applicability and weight assigned to the income technique is determined based on the availability of reliable projections and comparable companies and transactions.

The recent transaction analysis utilizes recent or expected future transactions of the investment to determine fair value, to the extent applicable.

The market yield analysis utilizes expected future cash flows, discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of the borrowers. Consideration is also given to a borrower’s ability to meet principal and interest obligations; this may include an evaluation of collateral or the underlying value of the borrower, utilizing either the market or income techniques.

The market comparable analysis utilizes valuations of comparable public companies or transactions and generally seeks to establish the enterprise value of the portfolio company using a market multiple technique. This technique takes into account a specific financial measure (such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, free cash flow, net operating income, net income, book value or net asset value) believed to be most relevant for the given company. Consideration may also be given to such factors as acquisition price of the security, historical and projected operational and financial results for the portfolio company, the strengths and weaknesses of the portfolio company relative to its comparable companies, industry trends, general economic and market conditions and other factors deemed relevant. The applicability and weight assigned to the market technique is determined based on the availability of reliable projections and comparable companies and transactions.

The Fund may estimate the fair value of privately held warrants using a Black Scholes pricing model, which includes an analysis of various factors and subjective assumptions, including the current stock price (by using an enterprise value analysis as described above), the expected period until exercise, expected volatility of the underlying stock price, expected dividends and the risk-free rate. Changes in the subjective input assumptions can materially affect the fair value estimates.

The fair value of the Fund’s credit facility, which qualifies as a financial instrument under ASC Topic 825, Disclosures about Fair Values of Financial Instruments, approximates the carrying amount of $99,500,000 for the credit facility presented in the Consolidated Statement of Assets and Liabilities. As of December 31, 2025, this financial instrument is categorized as Level 2 within the disclosure hierarchy.

62

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value the Level 3 investments as of December 31, 2025.

Quantitative Information about Level 3 Fair Value Measurement

	Value as of December 31, 2025	Valuation Approach	Valuation Methodology	Unobservable Input	Amount or Range/(Weighted Average)	Impact to Valuation from an Increase in Input(1)
Corporate Credit
Senior Loans (Syndicated)	$1,816,376	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	19.0%-22.0% (20.5)%	Decrease
		Market Approach	Comparable Companies	Earnings Multiple	1.5x-1.7x (1.6x)	Increase
Private Credit
Senior Loans	$90,411,324	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.0%-28.0% (10.0)%	Decrease
		Market Approach	Comparable Companies	Earnings Multiple	1.5x-1.8x (1.6x)	Increase
Senior Loans (Syndicated)	$8,076,632	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	8.0%-14.0% (11.1)%	Decrease
Preferred Stock	$3,245,855	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	11.0%-21.0% (12.6)%	Decrease
Private Placement Equity	$2,168,448	Market Approach	Comparable Companies	Earnings Multiple	5.8x-7.8x (3.4x)	Increase
		Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	10.0%-12.0% (11.0)%	Decrease
		Asset-Based Approach	Recent Transaction	Recent Transaction Price	—	Increase
Warrants	$176,896	Other	Black Scholes	Volatility	75.0%-120.0% (85.3)%	Increase
Structured Credit
Asset-Backed Securities	$3,811,598	Market Approach	Market Comparables	Market Quotes	$97.6-$100.3 ($99.3)	Increase
		Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.0%-12.0% (7.5)%	Decrease
Commercial Mortgage-Backed Securities	$34,678	Market Approach	Market Comparables	Market Quotes	$0.1-$32.5 ($31.9)	Increase
Emerging Markets
High Yield	$473,524	Asset-Based Approach	Recent Transaction	Recent Transaction Price	—	Increase
Total	$110,215,331

____________

(1)   The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
2025 Annual Report	63

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Credit	Structured Credit	Private Credit	Emerging Markets	Total
Balance as of December 31, 2024	$2,902,688	$1,702,777	$77,836,993	$—	$82,442,458
Accrued discounts (premiums)	14,056	22,765	146,454	1,099	184,374
Realized gain (loss)	(299,582)	2,494	95,238	7,722	(194,128)
Change in unrealized appreciation (depreciation)	2,637	(69,103)	1,686,465	6,224	1,626,223
Purchases at cost/corporate actions	339,516	655,594	47,666,688	987,955	49,649,753
Sales proceeds	(1,142,939)	(158,239)	(23,352,683)	(529,476)	(25,183,337)
Transfers into Level 3	—	1,689,988		—	1,689,988 (1)
Balance as of December 31, 2025	$1,816,376	$3,846,276	$104,079,155	$473,524	$110,215,331
Change in unrealized appreciation (depreciation) for Level 3 assets still held at the reporting date	$(302,737)	$(69,103)	$1,642,144	$6,224	$1,276,528

____________

(1)         Securities transferred into Level 3 at year end market value due to a decrease in observable inputs

For further information regarding the security characteristics of the Fund, see the Consolidated Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively and might be adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser or its affiliates are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Fund is included within “Transfer agent fees” in the Consolidated Statement of Operations.

Distributions to Shareholders: The Fund declares and pays dividends quarterly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income.

64

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025

This notice is available on the Adviser’s website at https://www.brookfieldoaktree.com/fund/oaktree-diversified-income-fund-inc. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Investments in Real Estate: The Fund may invest a portion of its assets in public and/or private debt investments and other real estate assets or real estate-related securities and obligations. The value of these debt investments and whether and to what extent such investments perform as expected will depend, in part, on the prevailing conditions in the market for real estate investment generally and, in particular, on the value of the underlying real estate asset collateral or real estate-related companies to which such debt investments relate. The real estate industry is cyclical in nature, and a deterioration of real estate fundamentals in the markets in which the Fund invests will have an adverse effect on the performance of the Fund’s investments. The value of real estate assets and real estate-related investments can fluctuate for various reasons. Real estate values can be seriously affected by interest rate fluctuations, changes in general and local economic conditions, bank liquidity, the availability of financing, changes in environmental and zoning laws, overbuilding and increased competition, changes in supply and demand fundamentals, an increase in property taxes, casualty or condemnation losses, bankruptcy or financial difficulty of a major tenant, regulatory limitations on rent, increased mortgage defaults and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable. Reductions in value or cash flow could impair the Fund’s ability to make distributions to Common Shareholders, adversely impact its ability to effectively achieve its investment objective and reduce overall returns on investments.

Investments in Real Estate Loans: While the Fund intends to invest primarily in “performing” real estate debt securities, real estate loans underlying the securities acquired by the Fund may be non-performing at the time of their acquisition and/or may become non-performing following their acquisition for a wide variety of reasons. Such non-performing real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial writedown of the principal of such loan. However, even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such real estate loan, replacement “takeout” financing will not be available. Purchases of participations in real estate loans raise many of the same risks as investments in real estate loans and also carry risks of illiquidity and lack of control.

Collateralized Loan Obligations (“CLOs”): The Fund may invest in CLOs and other securitizations, which are generally limited recourse obligations of the issuer (“Securitization Vehicles”) payable solely from the underlying assets (“Securitization Assets”) of the issuer or proceeds thereof. Holders of equity or other securities issued by Securitization Vehicles must rely solely on distributions on the Securitization Assets or proceeds thereof for payment in respect thereof. Consequently, the Fund will typically not have any direct rights against the issuer of, or the entity that sold, assets underlying the securitization. The Securitization Assets may include, without limitation, broadly syndicated leverage loans, middle-market bank loans, CDO debt tranches, trust preferred securities, insurance

2025 Annual Report	65

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025 surplus notes, asset-backed securities, mortgages, REITs, high-yield bonds, mezzanine debt, second-lien leverage loans, credit default swaps and emerging market debt and corporate bonds, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the President of the Fund, who is responsible for the oversight functions of the Fund, using the information presented in the consolidated financial statements and consolidated financial highlights.

The Fund adopted Financial Accounting Standards Board Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (“ASU 2023-09”) during the period. ASU 2023-09 enhances income tax disclosures, including disclosures of income taxes paid disaggregated by jurisdiction. The Fund’s adoption of the new standard did not have a material impact on financial statement disclosures and did not affect the Fund’s financial position or results of operations.

3.  Derivative Financial Instruments

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into, derivatives for a variety of reasons including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The average quarterly U.S. dollar value of forward currency contracts to be delivered or received during the year ended December 31, 2025 was $113,618,028, which represents the volume of activity during the year.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

66

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025

The average quarterly notional value of long and short futures contracts outstanding during the year ended December 31, 2025 were $38,563,899 and $(7,060,319), respectively, which represents the volume of activity during the year.

Credit Default Swap Agreements: Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

The average monthly notional value of swap contracts outstanding during the year ended December 31, 2025 was $123,077, which represents the volume of activity during the year.

The following table sets forth the fair value of the Fund’s derivative instruments:

Derivatives	Consolidated Statement of Assets and Liabilities	Value as of December 31, 2025
Forward currency contracts	Unrealized appreciation on forward currency contracts (assets)	$60,234
Forward currency contracts	Unrealized depreciation on forward currency contracts (liabilities)	(885,701)
Futures contracts	Variation margin on futures contracts (liabilities)	(3,328)
Credit default swap contracts	Premiums paid for swap contracts (assets)	1,580,235
Credit default swap contracts	Unrealized appreciation on swap contracts (assets)	24,385

The following table sets forth the effect of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2025:

Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation
Forward currency contracts	Forward currency contracts	$(1,616,863)	$(3,507,796)
Futures contracts	Futures contracts	27,239	73,567
Credit default swap contracts	Swap contracts	(19,765)	24,385

The Fund has not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements. There is no enforceable master netting agreement in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.

2025 Annual Report	67

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025

Below is the gross and net information about instruments and transactions eligible for offset in the Consolidated Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Collateral
	Gross Amounts	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received	Collateral Pledged (Received)	Net Amount
Assets:
Forward currency contracts	$60,234	$ —	$60,234	$ —	$ —	$60,234
Swap contracts	$24,385	$ —	$24,385	$ —	$ —	$24,385
Liabilities:
Forward currency contracts	$885,701	$ —	$(885,701)	$ —	$ —	$(885,701)

4.  Investment Advisory Agreement and Transactions with Related Parties

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.25% of the Fund’s average daily net assets plus the amount of borrowing for investment purposes (“Managed Assets”).

Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”), the Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund, including organizational expenses and offering costs, to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest (including, “Interest Payments on Borrowed Funds”), taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 2.10% for Class D shares and 2.85% for Class T shares, Class A shares and Class U shares. The Expense Limitation Agreement will continue until at least April 30, 2026 and may not be terminated by the Fund or the Adviser before such time. Thereafter, the Expense Limitation Agreement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund’s current expense cap.

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $365,878, of which $110,149 and $255,729, will expire during the fiscal years ending December 31, 2027 and December 31, 2028, respectively. For the year ended December 31, 2025, the Adviser waived fees of $255,729 and recouped previously waived eligible expenses of $182,887, for a net expense reimbursement of $72,842 which is reflected on the Fund’s Consolidated Statement of Operations.

The Fund has entered into an administration agreement (“Administration Agreement”) with the Administrator and a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Sub-Administrator”). The Administrator and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Fund with administrative office facilities. The Adviser is responsible for any fees due to the Administrator and the Fund is responsible for any fees due to the Sub-Administrator.

68

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025

Certain officers and/or directors of the Fund are officers and/or employees of the Administrator.

5.  Purchases and Sales of Investments

For the year ended December 31, 2025, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities and U.S. government securities, were $200,079,653 and $161,981,713, respectively.

For the year ended December 31, 2025, there were no purchases and sales of long-term U.S. Government securities.

6.  Credit Facility

Prior to December 5, 2025, the Fund had established a Senior Secured Revolving Credit Facility (the “Credit Facility”) in the aggregate principal amount of up to $100,000,000 with Sumitomo Mitsui Banking Corporation (“Sumitomo”) for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Credit Facility stated maturity date is December 31, 2025. The Fund paid interest in the amount of the Secured Overnight Financing Rate plus 1.25% on the Credit Facility outstanding if the borrowing is a Eurodollar Loan as defined in the Credit Facility agreement, or the highest of (i) Sumitomo prime rate as announced by Sumitomo in New York City, (ii) the sum of (x) the Federal Funds Rate plus (y) 1.00%, and (iii) the sum of (x) the London interbank market with a one (1) month maturity plus (y) 1.00%, (“Base Rate”) plus 0.25% if the borrowing is a Base Rate Loan as defined in the Credit Facility agreement on the Credit Facility outstanding. The Fund also paid an unused commitment fee of 0.35% on the Credit Facility that is unused. The credit facility was not subject to a paydown and subsequent redraw within the fund. PNC fully repaid the outstanding balance at Sumitomo on December 5, 2025, thereby effecting a replacement of the loan and transferring the credit facility to PNC.

Effective December 5, 2025, the Fund has established a Credit Facility with PNC Bank, National Association for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The new Credit Facility stated maturity date is December 3, 2027. The maximum line of credit as of December 31, 2025 for the Fund is $125,000,000. The Fund pays interest in the amount of Base Rate as defined in the Credit Facility agreement plus 0.25% on Base Rate Loans or Adjusted Term SOFR Rate plus 1.25% on SOFR Loans on the amount outstanding and (i) 0.35% commitment fees if the average daily unused amount is greater or equal to 50% of the maximum amount or (ii) 0.25% commitment fees if the average daily unused amount is less than 50% of the maximum amount.

For the year ended December 31, 2025, the Fund amortized $217,502 in deferred debt issuance costs and is included in the interest expense on credit facility line on the Fund’s Consolidated Statement of Operations.

As of December 31, 2025, the Fund had outstanding borrowings of $99,500,000. For the year ended December 31, 2025, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Credit Facility were as follows:

Stated interest expense	$5,017,395
Unused commitment fees	67,723
Amortization of debt issuance costs	217,502
Total interest expense and credit facility fees	$5,302,620
Average stated interest rate	6.02%
Average outstanding balance	$82,157,534

According to terms of the Credit Facility agreement, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) to senior securities representing indebtedness of the Fund of not less than 300%. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of December 31, 2025, the Fund was in compliance with the terms of the Credit Facility.
2025 Annual Report	69

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025

7.  Capital Shares

The Charter authorizes the Fund to issue up to 1,000,000,000 shares of common stock, $.001 par value per share, 250,000,000 of which have been classified as Class A Shares, 250,000,000 of which have been classified as Class D Shares, 250,000,000 of which have been classified as Class T Shares, and 250,000,000 of which have been classified as Class U Shares (collectively “Shares” and respectively, “Class A Shares,” “Class D Shares,” “Class T Shares” and “Class U Shares”). As of December 31, 2025, the Adviser owned 59% of the shares outstanding of Class D shares. The Board may, without any action by the shareholders, amend the Charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue under the Charter and the 1940 Act. In addition, the Charter authorizes the Board, without any action by the shareholders, to classify and reclassify any unissued common shares and preferred stock into other classes or series of shares from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although the Fund has no present intention of doing so, it could issue a class or series of shares that could delay, defer or prevent a transaction or a change in control of the Fund that might otherwise be in the shareholders’ best interests. Under Maryland law, shareholders generally are not liable for the Fund’s debts or obligations.

All common shares offered will be, upon issuance, duly authorized, fully paid and nonassessable. Holders of common shares are entitled to receive distributions when authorized by the Board and declared by the Fund out of assets legally available for the payment of distributions. Holders of common shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. All common shares have equal distribution, liquidation and other rights. The Fund may offer multiple classes of common shares, which may be subject to differing fees and expenses. Distributions may vary among the classes as a result of the different fee structure of the classes.

8.  Repurchase Offers

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental investment policy to make offers to repurchase Shares in order to provide liquidity to shareholders. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval fund structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a quarterly basis.

During the year ended December 31, 2025, the Fund completed four quarterly repurchase offers in which the Fund offered to repurchase up to 10% of its outstanding shares. The results of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	January 6, 2025	April 7, 2025	July 7, 2025	October 6, 2025
Repurchase Request Deadline	February 10, 2025	May 12, 2025	August 11, 2025	November 10, 2025
Repurchase Pricing Date	February 10, 2025	May 12, 2025	August 11, 2025	November 10, 2025
Dollar Amount Repurchased	$2,396,464	$8,453,961	$4,166,584	$19,316,494
Shares Repurchased	259,077	929,007	453,876	2,122,692

9.  Federal Income Tax Information

The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

70

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2025, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2025, open taxable periods consisted of the taxable periods ended December 31, 2022 through December 31, 2025. No examination of the Fund’s tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the periods shown below were as follows:

	Year Ended December 31, 2025	Year Ended December 31, 2024
Ordinary income	$24,717,609	$22,828,124
Return of capital	3,709,846	—
Total	$28,427,455	$22,828,124

At December 31, 2025, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforwards(1)	$(9,960,989)
Distributable earnings	—
Late year ordinary losses	(1,154,337)
Other accumulated gains	27,641
Tax basis unrealized appreciation on investments and foreign currency	1,305,210
Total tax basis net accumulated losses	$(9,782,475)

____________

(1)         To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of December 31, 2025, the Fund had short-term and long-term capital loss carryforwards of $3,352,533 and $6,608,456, respectively. The capital loss carryforwards will not expire. During the taxable year ended December 31, 2025, the Fund did not utilize any capital loss carryforwards.

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments, not including foreign currency translations, at December 31, 2025 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$408,921,346	$13,162,343	$(11,857,133)	$1,305,210

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency. Permanent book and tax differences, if any, will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

2025 Annual Report	71

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025

10.Indemnifications, Commitments and Contingencies

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

In conjunction with the ownership of senior loans, the Fund is party to certain credit agreements, which may require the Fund to extend additional loans to investee companies. Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. The Fund uses the same investment criteria in making these commitments as it does in making investments. The unfunded liability associated with these credit agreements is equal to the amount by which the contractual loan commitment exceeds the sum of the amount of funded debt and cash held in escrow, if any.

11.Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Consolidated Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

The Fund completed a quarterly repurchase offer in which the Fund offered to repurchase a portion of its outstanding shares on February 9, 2026. The result of the repurchase offer was as follows:

Repurchase Offer
Commencement Date	January 5, 2026
Repurchase Request Deadline	February 9, 2026
Repurchase Pricing Date	February 9, 2026
Dollar Amount Repurchased	$33,045,985
Shares Repurchased	3,647,460

Management has evaluated subsequent events in the preparation of the Fund’s consolidated financial statements through the date the financial statements were issued and has determined that there are no additional events that require recognition or disclosure in the consolidated financial statements.

72

OAKTREE DIVERSIFIED INCOME FUND INC. Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Oaktree Diversified Income Fund Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Oaktree Diversified Income Fund Inc. and subsidiary (the “Fund”), including the consolidated schedule of investments, as of December 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, consolidated statements of changes in net assets for each of the two years in the period then ended, consolidated financial highlights for the years ended December 31, 2025, 2024, 2023, 2022, and for the period from November 1, 2021 (commencement of operations) through December 31, 2021, and the related notes to the consolidated financial statements (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2025, 2024, 2023, 2022, and for the period from November 1, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Chicago, Illinois

February 27, 2026

We have served as the auditor of one or more Brookfield Public Securities Group LLC’s investment companies since 2011.

2025 Annual Report	73

OAKTREE DIVERSIFIED INCOME FUND INC. Tax Information (Unaudited)

For the year ended December 31, 2025, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2025 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.

74

OAKTREE DIVERSIFIED INCOME FUND INC. Information Concerning Directors and Officers (Unaudited)

MANAGEMENT OF THE FUND

Directors and Officers

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser, the Fund’s Custodian and the Fund’s Transfer Agent. The day-to-day operations of the Fund are delegated to the Adviser, subject to the supervision of the Board of Directors.

The names and business addresses of the Directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies.

Name, position(s), address(1) and year of birth	Term of office and length of time served(2)	Number of funds in Fund Complex overseen by Director(3)	Principal occupation(s) during past five years	Other directorships held by director during past five years(4)
INDEPENDENT DIRECTORS:(5)
Edward A. Kuczmarski Director and Independent Chair of the Board, Member of the Audit Committee, Member of the Governance Committee Born: 1949	Since inception (2021)	9	Retired.	Director/Trustee of the investment companies in the Fund Complex (2011-Present).
Stuart A. McFarland Director, Member of the Audit Committee, Member of the Governance Committee Born: 1947	Since inception (2021)	9	Retired; Managing Partner of Federal City Capital Advisors (1997-2021).

Director/Trustee of the investment companies in the Fund Complex (2006-Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2002-2023); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-2021); Director of Steward Partners (2017-2020).

Heather S. Goldman Director, Member of the Audit Committee, Chair of the Governance Committee Born: 1967	Since inception (2021)	9	CFO of My Flex, Inc., an EQBR Holdings affiliate, developing and commercializing Web 3.0 blockchain technologies (2022-2023); Executive in Residence, Global Digital Finance (2025-Present).	Director/Trustee of the investment companies in the Fund Complex (2013-Present).
2025 Annual Report	75

OAKTREE DIVERSIFIED INCOME FUND INC. Information Concerning Directors and Officers (Unaudited) (continued)
Name, position(s), address(1) and year of birth	Term of office and length of time served(2)	Number of funds in Fund Complex overseen by Director(3)	Principal occupation(s) during past five years	Other directorships held by director during past five years(4)
William H. Wright II Director, Chair of the Audit Committee, Member of the Governance Committee Born: 1960	Since inception (2021)	9	Retired.

Director/Trustee of the investment companies in the Fund Complex (2020-Present); Director of the Carlyle Group, TCG BDC I, Inc. and TCG BDC II, Inc. and Carlyle Secured Lending III (2021-Present); Trustee of Doris Duke Charitable Foundation (2017-Present); Vestryman and Chairman of the Investment Committee of Trinity Church Wall Street (2022-Present); Director of Mount Sinai Health System (1998-Present); Director of New York City Ballet (2005-Present); Trustee and Treasurer of Historic Hudson Valley (2000-Present).

Betty A. Whelchel Director, Member of the Audit Committee, Member of the Governance Committee Born: 1956	Since January 1, 2024	9	Retired.	Director/Trustee of the investment companies in the Fund Complex (2024-Present).
Susan Schauffert-Tam Director, Member of the Audit Committee, Member of the Governance Committee Born: 1968	Since November 20, 2024	9	Retired; Managing Director, BMO Capital Markets (1999-2024).	Director/Trustee of the investment companies in the Fund Complex (2024-Present); Independent Director of Forum Asset Management Real Estate and Impact Fund and FMS Trust Fund (September 2025-Present).

____________

(1)         Address: Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York, 10281, unless otherwise noted.

(2)  The term of office of the Independent Directors is indefinite.

(3)  The Fund Complex is comprised of the Fund, Brookfield Investment Funds (five series of underlying portfolios), Brookfield Infrastructure Income Fund Inc., Brookfield Real Assets Income Fund Inc. and Oaktree Asset-Backed Income Fund Inc.

(4)  This column generally includes only directorships of companies required to report to the SEC under the 1934 Act (i.e., public companies), or other investment companies registered under the 1940 Act.

(5)  Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent Directors.”

76

OAKTREE DIVERSIFIED INCOME FUND INC. Information Concerning Directors and Officers (Unaudited) (continued)
Name, position(s), address(1) and year of birth	Term of office and length of time served(2)	Number of funds in Fund Complex overseen by Director(3)	Principal occupation(s) during past five years	Other directorships held by director during past five years(4)
INTERESTED DIRECTORS/OFFICERS:(5)
Brian F. Hurley President and Director Born: 1977	Director since March 29, 2024; President since inception (2021)	9

President of the investment companies in the Fund Complex, except Brookfield Infrastructure Income Fund Inc. (2014-Present); Secretary of Brookfield Infrastructure Income Fund Inc. (2023-Present); General Counsel of the Brookfield Public Securities Group LLC (“PSG”) (2017-2024); General Counsel of Brookfield Private Wealth, formerly Brookfield Oaktree Wealth Solutions (“Wealth”) (2021-Present); Managing Partner of Brookfield Asset Management Inc. (2016-Present).

Director/Trustee of the investment companies in the Fund Complex (2024-Present).
Casey P. Tushaus Treasurer Born: 1982	Since inception (2021)	N/A

Treasurer of the investment companies in the Fund Complex (2021-Present); Assistant Treasurer of the investment companies in the Fund Complex (2016-2021); Director of the Administrator (2021-Present); Vice President of the Administrator (2014-2021).

N/A
Craig A. Ruckman Secretary Born: 1977	Since inception (2021)	N/A

Secretary of the investment companies in the Fund Complex, except for Brookfield Infrastructure Income Fund Inc. (2022-Present); Assistant Secretary of Brookfield Infrastructure Income Fund Inc. (2023-Present); Managing Director of the Adviser (2022-2024); Managing Director of Wealth (2025-Present); Director of Allianz Global Investors U.S. Holdings LLC (2016-2022); and Chief Legal Officer of Allianz Global Investors Distributors LLC (2019-2022).

N/A
2025 Annual Report	77

OAKTREE DIVERSIFIED INCOME FUND INC. Information Concerning Directors and Officers (Unaudited) (continued)
Name, position(s), address(1) and year of birth	Term of office and length of time served(2)	Number of funds in Fund Complex overseen by Director(3)	Principal occupation(s) during past five years	Other directorships held by director during past five years(4)
Adam R. Sachs Chief Compliance Officer (“CCO”) Born: 1984	Since inception (2021)	N/A

CCO of the investment companies in the Fund Complex (2017-Present); Director of the Administrator (2017-2024); Senior Vice President of Wealth (2025-Present); and CCO of Brookfield Investment Management (Canada) Inc. (2017-2023).

N/A
Mohamed S. Rasul Assistant Treasurer Born: 1981	Since inception (2021)	N/A	Assistant Treasurer of the investment companies in the Fund Complex (2016-Present); Vice President of the Administrator (2019-2024); Vice President of Wealth (2025-Present).	N/A

____________

(1)         Address: Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York, 10281, unless otherwise noted.

(2)  Mr. Hurley will hold office as Director for an indefinite term until the earliest of: (i) the next meeting of stockholders, if any, called for the purpose of considering the election or re-election of Mr. Hurley and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date Mr. Hurley resigns or retires, or is removed by the Board or stockholders, in accordance with the Fund’s Charter and Bylaws. Each officer will hold office for an indefinite term or until the date he or she resigns or retires until his or her successor is elected and qualified.

(3)  The Fund Complex is comprised of the Fund, Brookfield Investment Funds (five series of underlying portfolios), Brookfield Infrastructure Income Fund Inc., Brookfield Real Assets Income Fund Inc. and Oaktree Asset-Backed Income Fund Inc.

(4)  This column generally includes only directorships of companies required to report to the SEC under the Securities and Exchange Act of 1934 (the “1934 Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)  Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent Directors.”

78

OAKTREE DIVERSIFIED INCOME FUND INC. Dividend Reinvestment Plan (Unaudited)

The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare and pay distributions quarterly from net investment income. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. Unless Common Shareholders specify otherwise, dividends will be reinvested in Shares of the Fund in accordance with the Fund’s dividend reinvestment plan. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and/or borrowings.

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) that provides that, unless Common Shareholders elect to receive their distributions in cash, they will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), in additional Shares. If Common Shareholders elect to receive distributions in cash, they will receive them paid by check mailed directly to them by the Plan Administrator. The Plan Administrator can be contacted through mail by writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by phone at 1-855-862-5873.

Shares received under the Plan will be issued to Common Shareholders at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. Common Shareholders are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Administrator or by contacting the broker or dealer, who will inform the Fund.

The Plan Administrator provides written confirmation of all transactions in the shareholder accounts in the Plan, including information Common Shareholders may need for tax records. Any proxy Common Shareholders receive will include all Shares received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Administrator reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Administrator will include a notification to registered holders of Shares with the Plan Administrator.

Additional information about the Plan may be obtained from the Plan Administrator.

2025 Annual Report	79

OAKTREE DIVERSIFIED INCOME FUND INC. Joint Notice of Privacy Policy (Unaudited)

Oaktree Fund Advisors, LLC, on its own behalf and on behalf of the funds managed by Oaktree Fund Advisors, LLC and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•   Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•   Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•   Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•   Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•   Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•   Other organizations, with your consent or as directed by you; and

•   Other organizations, as permitted or required by law (e.g. for fraud protection).

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

80

CORPORATE INFORMATION

Investment Adviser

Oaktree Fund Advisors, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

www.oaktreefunds.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: info@brookfieldoaktree.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-862-5873

Fund Accounting Agent & Sub-Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

190 Middle Street, Suite 301

Portland, ME 04101

Directors of the Fund Edward A. Kuczmarski William H. Wright II Heather S. Goldman Stuart A. McFarland Betty Whelchel Susan Schauffert-Tam Brian F. Hurley	Chair of Board of Directors Chair of Audit Committee Chair of Governance Committee Director Director Director Director (Interested)
Officers of the Fund Brian F. Hurley Casey P. Tushaus Craig A. Ruckman Adam R. Sachs Mohamed S. Rasul	President Treasurer Secretary Chief Compliance Officer Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

privatewealth.brookfield.com
privatewealth@brookfield.com
855-777-8001

© 2026 Oaktree Fund Advisors, LLC

OAKTREE

(b)    Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Oaktree Diversified Income Fund Inc., Brookfield Place, 225 Liberty Street, 35th Floor, New York, NY 10281.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that there is at least one audit committee financial expert serving on its audit committee. Stuart A. McFarland, Edward A. Kuczmarski, William H. Wright II, Heather S. Goldman and Susan Schauffert-Tam each qualify as “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2025	FYE 12/31/2024
(a) Audit Fees	$223,000	$229,100
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$11,600	$11,600
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP (“Deloitte”) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2025	FYE 12/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The aggregate fees billed by Deloitte for the fiscal years ended December 31, 2025 and December 31, 2024, for non-audit services rendered to the registrant and the registrant’s investment adviser and administrator were $11,600 and $11,600, respectively. For the fiscal years ended December 31, 2025 and December 31, 2024, these amounts reflect the amounts disclosed above in (b), (c) and (d), plus $0 and $0, respectively, in fees billed to the registrant’s investment adviser for non-audit services that did not relate directly to the operations and financial reporting of the registrant.

(h) The audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable.

(b) Not applicable.

Item 6. Investments.

(a)     Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form.

(b)    Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Clients often grant Oaktree Fund Advisors, LLC (“Oaktree”) the authority to vote proxies on their behalf. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration. Oaktree has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of investors and clients, in accordance with our fiduciary duties and SEC Rule 206(4)6 under the Advisers Act. Our authority to vote the proxies of our clients is established by the investment management agreements or similar documents.

Oaktree maintains written proxy voting guidelines, which are amended as necessary. The proxy voting guidelines address a broad range of issues, including the selection of directors, executive compensation, proxy contests and tender offer defenses. We generally vote in the manner as noted within the guidelines, unless a different vote is deemed prudent under the specific circumstances, taking into consideration the contractual obligations under any investment management agreement, or other comparable document, and all other relevant facts and circumstances at the time of the vote. It is our policy to perform a detailed review of each proxy statement when considering the voting recommendations of the guidelines.

1. Delegation of Voting Responsibility and Account Set Up

It is the responsibility of the Legal personnel who prepares or reviews an investment management agreement, or other comparable document, to ensure that such agreement, prior to, or at the time of execution, assigns responsibility of voting proxies, whether it be retained by the client or delegated to Oaktree.

There may be certain instances in which Oaktree’s authority to vote proxies may be limited and as such the proxy voting guidelines may not be followed or a vote may not be placed. Such occasions may include, but are not limited to, when (i) the client has mandated that Oaktree vote in accordance with their proxy voting guidelines; or (ii) the client has chosen to participate in a securities lending program that may result in voting authority being lost if a particular security is out on loan on the record date. In the case where a Managed Account client has requested that Oaktree vote proxies in accordance with their guidelines, the Legal personnel reviewing the investment management agreement shall ensure that such guidelines are received from the client prior to funding of the account. Additionally, Oaktree may in its discretion, under certain limited facts and circumstances, abstain from voting proxies on behalf of its clients. Such facts and circumstances are documented and maintained as evidence for abstaining from the proxy vote.

Upon receipt of an investment management agreement, or other comparable document, the Legal department reviews the materials. The Corporate Actions department is responsible for preparing the Proxy Account Guidelines Matrix which details the voting responsibility for each Managed Account/Managed Fund and any other relevant details. The Corporate Actions department ensures that, for those Managed Accounts/Managed Funds for which Oaktree has been delegated voting authority, contact is made with the appropriate custodian bank and/or benefit plan trustee in order to receive proxy statements.

2. Voting Procedures

Determination of Vote

Proxies are generally considered by the investment professional responsible for monitoring the security being voted. The Corporate Actions personnel responsible for proxies (with the exception of the Emerging Markets Equities strategy, which handles the proxies relating to their investments) deliver to such investment professional the proxy statement, the proxy voting guidelines and the Proxy Voting Form. The Proxy Voting Form serve as Oaktree’s record of the following information:

(i)     whether the investment was held as a passive investment or considered a significant holding;

(ii)    whether any material conflict of interest existed in connection with the vote (see further discussion below for description of the procedures to be followed in the instance of such occurrence);

(iii)   documentation of the vote for each proposal, including any additional document created or utilized, if any, that was material to arriving at such a determination; and

(iv)   documentation of the basis and rationale of the vote when the proxy voting guidelines were not followed, including the reasons why such guidelines were not used.

Once the investment professional has completed his or her analysis, documented the vote, the basis for such vote and signed the form, it should be forwarded to designated Compliance personnel for review. Such personnel ensure that all required documentation has been included, the vote is in accordance with the proxy voting guidelines, or if not, documentation supporting such exception has been created. The information is then sent to Compliance personnel for a final review, which is evidenced in the proxy documentation.

Corporate Actions personnel (with the exception of the Emerging Markets Equities investment strategy, which handles the proxies relating to their investments) then takes the recommended vote from the Proxy Voting Form and submit/transmit such vote(s) online unless the securities are held in physical form. If they are held in physical form, the custodian banks will provide the physical proxy ballots to Oaktree for approval and election. Oaktree will then forward the completed proxy ballots to the agent by mail in a timely manner. Copies of all such documents must be maintained to evidence submission of each proxy vote (see discussion under record- keeping below for additional guidance).

The Emerging Markets Equities investment strategy follows a similar process in which proxies are processed by the relevant Operations personnel and forwarded to the investment professional for consideration. Once the investment professional has completed his or her analysis, documented the vote, the rationale for such vote, and completed the Proxy Voting Form and received approval as necessary, the documentation is forwarded to designated Compliance personnel for review and approval. Once approval is received, the relevant Operations personnel then takes the recommended vote from the approved Proxy Voting Form and submit/transmit such vote(s) online.

Oaktree endeavors, on a best efforts basis, to vote all proxies for which it has proxy voting authority in accordance with the applicable deadlines. Nevertheless, from time to time, proxies may not be voted or are not voted in a timely manner due to various factors, for example receiving proxy notices late or after the cut-off time for voting, not receiving sufficient information regarding proxy matters or certain custodian policies and restrictions.

Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example if Oaktree has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy, a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any person with knowledge of a personal conflict of interest (e.g. familial relationship with company management) regarding a particular proxy vote must notify Legal or Compliance personnel.

Appropriate members of the Legal and/or Compliance department review such circumstances to determine if a material conflict exists and address any such conflict by: (i) identifying the potential material conflict of interest on the proxy voting form; and (ii) implementing appropriate procedures to address such material conflict of interest. Such procedures may include, but not limited to: (i) having the investment professional remove him or herself from the voting process to be replaced with another research analyst not directly involved; (ii) disclose the conflict to the client and obtain their consent prior to voting; or (iii) a determination that the conflict is not material as neither Oaktree nor Managed Accounts/Managed Funds owns more than 5% of the outstanding class of securities subject to the vote.

3. Tracking Procedures

The Corporate Actions or Trade Support/Operations personnel in each investment strategy in charge of proxies have been delegated the responsibility of communicating with each Managed Account/Managed Fund” custodian bank, prime broker and/or benefit plan trustee to ensure that all proxies are received and for the correct amount of holdings. In addition, such personnel are responsible for ensuring that proxies are responded to in a timely manner and for transmitting appropriate voting instructions to the correct party. Information is documented on a Proxy Tracking Form as follows:

(i)     Matching proxies received with stock holdings on the record date as indicated on the proxy card to internal holding reports;

(ii)    Documenting reasons as to why proxies were not received for any stock holdings; and

(iii)   Recording the dates on which votes were submitted for each Managed Account/Managed Fund.

In addition to the above, Compliance personnel confirms whether the shares subject to the proxy are held by more than one investment strategy. If the position is cross-held, Compliance personnel may instruct coordination of the vote between the various investment strategies where the combined position is material (more than 5% of the outstanding class of securities subject to the vote). The ultimate decision to coordinate voting requires an evaluation of the relevant facts and circumstances with the relevant portfolio managers and Legal personnel.

4. Disclosure to Clients

Oaktree clients that request additional information regarding our proxy voting policies and procedures, or details on how we have voted specific proxies, can forward their written requests to the attention of the Chief Compliance Officer at Oaktree Capital Management, L.P., 333 South Grand Avenue, Los Angeles, California, 90071, or via facsimile at (213) 8306296. Disclosure of this option to clients is made through our Form ADV Part 2A. It is Oaktree’s policy not to release proxy voting information to third parties.

In the event a request is received, the Compliance department will forward such requests from clients to the appropriate Corporate Actions personnel or Trade Support/Operations personnel in charge of proxies to facilitate and maintain the requested information.

5. Recordkeeping

Documentation that Oaktree has voted all proxies for Managed Accounts/Managed Funds for which it has proxy voting authority is maintained by the Corporate Actions or Trade Support/Operations personnel responsible for proxies. Such documentation includes for each proxy voted:

(i)     The proxy statement;

(ii)    Proxy Voting Form indicating voting response, the basis and rationale for such vote, and any documentation or materials used in determining the vote;

(iii)   Proxy Tracking Form indicating Managed Accounts/Managed Funds’ names, shares owned on record date, date voted, method of voting; and if Oaktree did not vote for a particular Managed Account/Managed Fund the reasons behind such action; and

(iv)   List of client requests for proxy voting information.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Bruce Karsh, Wayne Dahl, Armen Panossian, Danielle Poli, and David Rosenberg manage the Fund. Bruce Karsh is the lead portfolio manager for the Fund. Their professional backgrounds are below.

Bruce Karsh — Co-Founder & Chief Executive Officer, Portfolio Manager

Mr. Karsh is Oaktree’s Co-Chairman and one of the firm’s co-founders. He also is Chief Investment Officer and serves as portfolio manager for Oaktree’s Opportunities, Value Opportunities and Global Credit strategies, including the Oaktree Diversified Income Fund. Prior to co-founding Oaktree, Mr. Karsh was a managing director of TCW Asset Management Company, and the portfolio manager of the Special Credits Funds from 1988 until 1995. Prior to joining TCW, Mr. Karsh worked as Assistant to the Chairman of SunAmerica, Inc. Prior to that, he was an attorney with the law firm of O’Melveny & Myers. Before working at O’Melveny & Myers, Mr. Karsh clerked for the Honorable Anthony M. Kennedy, then of the U.S. Court of Appeals for the Ninth Circuit and retired Associate Justice of the U.S. Supreme Court. Mr. Karsh holds an A.B. degree in economics summa cum laude from Duke University, where he was elected to Phi Beta Kappa. He went on to earn a J.D. from the University of Virginia School of Law, where he served as Notes Editor of the Virginia Law Review and was a member of the Order of the Coif. Mr. Karsh serves on the boards of a number of privately held companies. He is a member of the investment committee of the Broad Foundations. Mr. Karsh is Trustee Emeritus of Duke University, having served as Trustee from 2003 to 2015, and as Chairman of the Board of DUMAC, LLC, the entity that managed Duke’s endowment, from 2005 to 2014.

Wayne Dahl — Managing Director, Co-Portfolio Manager

Mr. Dahl serves as a portfolio manager within our Global Credit and Investment Grade strategies and is a founding member of the Global Credit Investment Committee. Mr. Dahl joined Oaktree in 2016 from Prosiris Capital Management in New York, where he was the Chief Risk Officer. Prior thereto, Mr. Dahl was Head of Risk Management for Canyon Capital Advisors in Los Angeles for nine years where he developed, implemented and managed the firm’s risk measurement and reporting systems across all investment strategies. Mr. Dahl began his career at Rumson Capital in quantitative research and development focused on the convertible arbitrage strategy. He received his B.A. degree in economics with a minor in mathematics from Brigham Young University and his Master of Science in Mathematics in Finance degree from New York University’s Courant Institute of Mathematical Science.

Armen Panossian — Co-Chief Executive Officer, Head of Performing Credit and Co-Portfolio Manager

Mr. Panossian serves as co-Chief Executive Officer, primarily focused on overseeing the organization and performance of Oaktree’s investment teams. He is also Head of Performing Credit, where his responsibilities include oversight of the firm’s liquid and private credit strategies and as a portfolio manager within the Global Private Debt and Global Credit strategies. Mr. Panossian joined Oaktree’s Global Opportunities group in 2007. In January 2014, he joined the U.S. Senior Loans team to assume co-portfolio management responsibilities and lead the development of Oaktree’s CLO business. He became head of all performing credit in 2019. Mr. Panossian joined Oaktree from Pequot Capital Management, where he worked on their distressed debt strategy. Mr. Panossian holds a B.A. degree in economics with honors and distinction from Stanford University, where he was elected to Phi Beta Kappa; an M.S. degree in health services research from Stanford Medical School; a J.D. degree from Harvard Law School; and an M.B.A. from Harvard Business School. Mr. Panossian serves on the Advisory Board of the Stanford Institute for Economic Policy Research. He is a member of the State Bar of California.

David Rosenberg — Managing Director, Co-Portfolio Manager

Mr. Rosenberg serves as Oaktree’s Head of Liquid Performing Credit and a co-portfolio manager of Oaktree’s U.S. High Yield Bond, Global High Yield Bond, Global Credit Investment Grade and Global Credit strategies. He is also a founding member of the Global Credit Investment Committee. Mr. Rosenberg joined Oaktree in 2004 following graduation from the University of Southern California with an M.B.A. in business administration. Before attending graduate school, he served as an associate in the Franchise Systems Finance Group at J.P. Morgan. Mr. Rosenberg also holds an M.P.A. in professional accounting with a concentration in finance and a B.A. degree in business administration from the University of Texas at Austin. He is a Certified Public Accountant (inactive).

Danielle Poli — Managing Director, Co-Portfolio Manager

Ms. Poli is a portfolio manager within Oaktree’s Global Credit strategy, which is the firm’s flagship multi-asset credit offering. She is a founding member of its Investment Committee. Ms. Poli is also a regular commentator for mainstream and financial media and has been to Barron’s list of 100 Most Influential Women in U.S. Finance.

Management of Other Accounts

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of December 31, 2025.

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Beneficial Ownership of Equity Securities in Funds Managed by each Portfolio Manager	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts[1]	Number of Other Accounts Managed and Total Assets for such Accounts[1,2]
Bruce Karsh	—	—	12/$48,145	28/$10,947
Wayne Dahl	—	—	—	—
Armen Panossian	—	—	14/$27,485	45/$18,066
Danielle Poli	—	—	—	—
David Rosenberg	1/$52	—	8/$11,375	66/$26,550

____________

1        Assets in $ millions

2        Represents separate accounts

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of December 31, 2025.

Dollar Range of Securities Owned
Bruce Karsh	None
Wayne Dahl	None
Armen Panossian	None
Danielle Poli	None
David Rosenberg	None

Potential Conflicts of Interest

In the course of providing investment management services, Oaktree and all principals, partners, officers, employees of Oaktree, as well as certain consultants and other external service providers, and its affiliates (collectively, “Oaktree Representatives”), likely will come into possession of material, nonpublic information which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Under applicable law, Oaktree and Oaktree Representatives may be prohibited from improperly disclosing or using such information for their personal benefit or for the benefit of any other person, including the Fund. In addition, certain accounts have acquired, and may in the future acquire, interests in companies that provide services to one or more other accounts. The payment of fees by accounts to a service provider owned in whole or in part by other accounts may give rise to potential conflicts of interest to the extent Oaktree directed or initiated such transaction. If Oaktree believes such instances may give rise to a conflict of interest, Oaktree will address such conflicts based on the facts and circumstances presented by each situation and attempt to employ measures to ensure that the accounts using the company’s services are charged arm’s-length prices for the services they receive. Such measures may include, where appropriate, having the company’s management control the negotiation of fees with the accounts to which services are provided and/or obtaining a “most favored nations” clause so that the accounts will automatically receive the benefit of the most favorable fees charged by the service provider to similarly situated clients. Oaktree and its employees may also receive certain benefits, such as discounts on products or services from companies in which an Oaktree account holds a significant ownership interest.

Conflicts Relating to Brookfield Asset Management.    In 2019, Brookfield acquired a majority interest in Oaktree. Oaktree is a wholly owned subsidiary of Brookfield. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today. While partnering to leverage one another’s strengths, Oaktree operates as an independent business within the Brookfield family, with its own product offerings and investment, marketing, and support teams. Brookfield and Oaktree have continued to operate their respective investment businesses largely independently, with each remaining under its own brand and led by its own management and investment teams. Brookfield and Oaktree manage their investment team independently of each other pursuant to an information barrier. Oaktree accounts and their portfolio companies sometimes engage in activities and have business relationships that give rise to conflicts (and potential conflicts) of interest between them, on the one hand, and, Brookfield and Brookfield’s clients (together, “Brookfield Accounts”) and their portfolio companies on the other hand. For so long as Brookfield and Oaktree manage their investment teams independently of each other pursuant to an information barrier, Oaktree,

Oaktree accounts and their respective portfolio companies generally will not be treated as affiliates of Brookfield, Brookfield Accounts and their portfolio companies, and conflicts (and potential conflicts) considerations, including in connection with allocation of investment opportunities, investment and trading activities, and agreements, transactions and other arrangements entered into with Oaktree, Oaktree accounts and their portfolio companies, generally will be managed in accordance with disclosures set out in the governing documents and independently.

There is (and in the future will continue to be) overlap in investment strategies and investments pursued by Oaktree and Brookfield. Nevertheless, Oaktree generally does not coordinate or consult with Brookfield with respect to investment decisions of Oaktree accounts. While this absence of coordination and consultation, and the information barrier described above, in some respects serves to mitigate conflicts of interests between Oaktree and Brookfield, these same factors also give rise to certain conflicts and risks in connection with Brookfield’s and Oaktree’s investment activities, and make it more difficult to mitigate, ameliorate or avoid such situations. For example, because neither Brookfield nor Oaktree generally coordinate or consult with the other about investment activities and/or decisions made by the other, and neither Brookfield nor Oaktree is subject to any internal approvals over its respective investment activities and decisions by any person who would have knowledge and/or decision-making control of the investment decisions of the other, Brookfield will pursue investment opportunities for Brookfield Accounts which would also be suitable for Oaktree accounts, but which are not made available to such Oaktree accounts. Brookfield Accounts and Oaktree accounts compete, from time to time, for the same investment opportunities. Such competition could, under certain circumstances, adversely impact the purchase price of investments. Brookfield has no obligation to, and generally will not, share investment opportunities that would also be suitable for the Oaktree accounts, and Oaktree and Oaktree accounts have no rights with respect to any such opportunities.

In addition, Brookfield is not restricted from forming or establishing new Brookfield Accounts, such as additional funds or successor funds, which directly compete with Oaktree accounts for investment opportunities. Brookfield Accounts also are not restricted from pursuing investment opportunities based in whole or in part on information, support and knowledge provided directly or indirectly by Oaktree. For example, Oaktree may provide Brookfield, from time to time, with access to marketing-related support, including, for example, introductions to investor relationships and other marketing facilitation activities. Such Brookfield Accounts could compete with or otherwise conduct their affairs without regard to any adverse impact on Oaktree accounts. In addition, Brookfield Accounts are permitted to make investments suitable for Oaktree accounts without the consent of the Oaktree accounts or Oaktree. From time to time, Brookfield Accounts and Oaktree accounts may purchase or sell an investment from or to each other, as well as jointly pursue investments.

In addition, from time to time, Brookfield Accounts hold interests in investments held by Oaktree accounts (or potential Oaktree account investments) and/or subsequently purchase (or sell) an interest in an investment held by Oaktree accounts (or potential Oaktree account investments). In such situations, Brookfield Accounts could benefit from Oaktree accounts’ activities. Conversely, Oaktree accounts could be adversely impacted by Brookfield’s activities. In addition, as a result of different investment objectives, views and/or interests in investments, Brookfield may manage certain Brookfield Accounts’ investments in particular issuers in a way that is different from Oaktree accounts’ investments in the same issuers (including, for example, by investing in different portions of the issuer’s capital structure, short selling securities, voting securities or exercising rights it holds in a different manner and/or buying or selling its interests at different times than the Oaktree accounts), which could adversely impact Oaktree accounts’ interests. Brookfield and its affiliates may take positions, give advice and provide recommendations that are different from, and potentially contrary to, those which are taken by, given or provided to Oaktree accounts, and are expected to hold interests that potentially are adverse to those held by Oaktree accounts. Brookfield has no obligation or duty to make available for the benefit of Oaktree accounts any information regarding its activities, strategies and/or views.

Brookfield and Oaktree are likely to be deemed to be affiliates of each other for purposes of certain laws and regulations, notwithstanding their operational independence and the existence of an information barrier between them, and from time to time Brookfield Accounts and Oaktree accounts will have positions (which in some cases will be significant) in the same issuers. In those cases Brookfield and Oaktree will frequently need to aggregate their investment holdings, including holdings of Brookfield Accounts and Oaktree accounts, for certain securities law purposes (including trading restrictions under Rule 144 under the Securities Act, reporting obligations under Section 13 of the Exchange Act and reporting and short-swing.

Portfolio Manager Compensation

The compensation structure of the Portfolio Managers is determined by Oaktree in accordance with its own internal policies. All other Portfolio Managers receive a salary that is capped so that a significant portion of their compensation is derived from their bonus, which is a function of Oaktree’s profitability and the Portfolio Manager’s responsibilities and performance, and equity participation as one of the most senior employees. No Portfolio Manager’s compensation is specifically dependent on the performance of the Fund that they manage, on an absolute basis or relative to a specific benchmark. No Portfolio Manager is compensated based on the growth of the Fund’s, or any other clients’, assets except to the extent that such growth contributes to Oaktree’s overall asset growth, which in turn contributes to its overall profitability. Portfolio Managers do not receive a percentage of the revenue earned on any client portfolios, and their compensation is not increased or decreased specifically as a result of any performance fee that may be earned by Oaktree with respect to the funds or accounts they manage.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 16. Controls and Procedures.

(a)     The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)     Not applicable.

(b)    Not applicable.

Item 19. Exhibits.

(a)    (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Oaktree Diversified Income Fund Inc.
By (Signature and Title)*	/s/ Brian F. Hurley
Brian F. Hurley, Principal Executive Officer
Date	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian F. Hurley
Brian F. Hurley, Principal Executive Officer
Date	March 6, 2026
By (Signature and Title)*	/s/ Casey P. Tushaus
Casey P. Tushaus, Principal Financial Officer
Date	March 6, 2026